As filed with the Securities and Exchange Commission on January 13, 2009
Registration Statement No. 333-
333-
333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form F-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

UBS AG (Exact name of Registrant as specified in its charter)	UBS Americas Inc.
UBS Preferred Funding Trust I
UBS Preferred Funding Trust II
UBS Preferred Funding Trust IV
UBS Preferred Funding Trust V
UBS Preferred Funding Trust VI
UBS Preferred Funding Trust VII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Trust IX
(Exact name of Registrant as
specified in its charter)	UBS Preferred Funding Company LLC I
UBS Preferred Funding Company LLC II
UBS Preferred Funding Company LLC IV
UBS Preferred Funding Company LLC V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Company LLC IX
(Exact name of Registrant as
specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	98-0186363 (I.R.S. Employer Identification No.)	Delaware (State or other jurisdiction of incorporation or organization)	06-1595848, 51-6518252, 51-6522770, 51-6555114, 20-6882316, 20-6882324, 20-6882325, 20-6882326, 20-6882323 (I.R.S. Employer Identification No.)	Delaware (State or other jurisdiction of incorporation or organization)	51-04802885, 51-0410417, 20-0081519, 20-0081534, 20-4567510, 20-4567514, 20-4567517, 20-4567520 (I.R.S. Employer Identification No.)

Bahnhofstrasse 45, CH-8001 Zurich, Switzerland, +41-44-234 11 11 and Aeschenvorstadt 1, CH-4051 Basel, Switzerland, +41-61-288 20 20	c/o Wilmington Trust Company 1100 North Market Street Wilmington, Delaware 19890 302-636-6016	Corporation Service Company 2711 Centerville Road Wilmington, Delaware 19808 800-927-9800
(Address and telephone number of Registrant’s principal executive offices)	(Address and telephone number of Registrant’s principal executive offices)	(Address and telephone number of Registrant’s principal executive offices)

James E. Odell, Esq.
General Counsel, The Americas
299 Park Avenue •  New York, New York 10171 •  Telephone: 212-821-3000
(Name, address and telephone number of agent for service)

Copy to:

Rebecca J. Simmons, Esq.
Catherine M. Clarkin, Esq.
Sullivan & Cromwell LLP
125 Broad Street •  New York, NY 10004-2498 •  212-558-4000

Approximate date of commencement of proposed sale of the securities to the public:  From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

CALCULATION OF REGISTRATION FEE

Amount to be Registered/Proposed
Title of Each Class of	Maximum Offering Price per	Amount of
Securities to be Registered	Unit/proposed Maximum Offering Price	Registration Fee
Debt Securities of UBS AG
Warrants of UBS AG
Trust Preferred Securities of UBS Preferred Funding Trusts(4)	(1)(2)(3)	$0(1)(2)(3)
Noncumulative Company Preferred Securities of UBS Preferred Funding Companies(5)
Subordinated Guarantees of UBS AG with respect to the Company Preferred Securities(5)

(1)	An indeterminate aggregate principal amount or number of the securities is being registered to be issued from time to time at indeterminate prices, in one or more other currencies, currency units or composite currencies.

(2)	This registration statement also includes an indeterminate amount of securities of the classes specified above that may be reoffered and resold on an ongoing basis after their initial sale in market-making transactions by UBS AG and its affiliates. These securities consist of an indeterminate amount of such securities that are initially being registered, and will initially be offered and sold, under this registration statement and an indeterminate amount of such securities that were initially registered, and were initially offered and sold, under registration statements previously filed by (i) UBS AG, (ii) UBS Securities LLC, (iii) UBS Preferred Funding Trust I, UBS Preferred Funding Trust II, UBS Preferred Funding Trust IV and UBS Preferred Funding Trust V (each, an “Original Trust” and, collectively, the “Original Trusts”), (iv) UBS Preferred Funding Company LLC I, UBS Preferred Funding Company LLC II, UBS Preferred Funding Company LLC IV and UBS Preferred Funding Company LLC V (each, an “Original Company” and, collectively, the “Original Companies” and together with the Original Trusts, the “Original Trust Issuers”) and (v) UBS Americas Inc. All such market-making reoffers and resales of these securities that are made pursuant to a registration statement after the effectiveness of this registration statement are being made solely pursuant to this registration statement.

(3)	An unspecified aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrants are deferring payment of all the registration fees except for $32,307.34 that has already been paid with respect to $8,739,483,266 aggregate initial offering price of securities that were previously registered pursuant to Registration Statement No. 333-132747, which was filed on March 27, 2006, and were not sold thereunder. Pursuant to Rule 457(p) under the Securities Act, such unutilized filing fee may be applied to the filing fee payable pursuant to this Registration Statement.

(4)	UBS Preferred Funding Trusts means each of UBS Preferred Funding Trust VI, UBS Preferred Funding Trust VII, UBS Preferred Funding Trust VIII and UBS Preferred Funding Trust IX.

(5)	UBS Preferred Funding Companies means each of UBS Preferred Funding Company LLC VI, UBS Preferred Funding Company LLC VII, UBS Preferred Funding Company LLC VIII and UBS Preferred Funding Company LLC IX. No separate consideration (separate from the consideration received for the related trust preferred securities) will be received for the noncumulative company preferred securities or the related subordinated guarantees of UBS AG. Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to these securities or with respect to similar securities that may be issued by similar entities formed in the future.

Explanatory Note

This registration statement contains two prospectuses relating to both of the following:

•	the initial offering (on a delayed or continuous basis) of (a) debt securities and warrants of UBS AG and (b) trust preferred securities by the UBS Preferred Funding Trusts representing related company preferred securities by the related UBS Preferred Funding Companies guaranteed on a subordinated basis by UBS AG, all at an indeterminate aggregate initial offering price; and

•	market-making transactions that may occur on a delayed or continuous basis in (a) such debt securities, warrants and trust preferred securities described above, after they are initially offered and sold and (b) debt securities, warrants and trust preferred securities that were initially registered under registration statements previously filed by the registrants and were initially offered and sold prior to the date of the two prospectuses (but are now registered hereunder with respect to ongoing market-making transactions).

When a prospectus is delivered to an investor in the initial offering described above, the investor will be informed of that fact in the confirmation of sale. When a prospectus is delivered to an investor who is not so informed, it is delivered in a market-making transaction.

PROSPECTUS

UBS AG

DEBT SECURITIES AND
WARRANTS

UBS AG from time to time may offer to sell debt securities and warrants.

UBS AG may offer and sell these securities to or through one or more underwriters, dealers and agents, including the firms named below, or directly to purchasers, on a delayed or continuous basis.

This prospectus describes some of the general terms that may apply to these securities and the general manner in which they may be offered. The specific terms of any securities to be offered, and the specific manner in which they may be offered, will be described in the applicable prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The securities are not deposit liabilities of UBS AG and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, Switzerland or any other jurisdiction.

UBS AG may use this prospectus in the initial sale of the securities. In addition, UBS AG, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS AG may use this prospectus in a market-making transaction involving the securities or similar securities after their initial sale. Unless UBS AG or its agent informs the purchaser otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

UBS Investment Bank	UBS Financial Services Inc.

The date of this Prospectus is January 13, 2009

Introduction	1
Cautionary Note Regarding Forward-Looking Statements	3
Incorporation of Information About UBS AG	4
Where You Can Find More Information	5
Presentation of Financial Information	6
Ratio of Earnings to Fixed Charges	6
Limitations on Enforcement of U.S. Laws Against UBS AG, Its Management and Others	7
Capitalization of UBS	7
UBS	8
Use of Proceeds	10
Description of Debt Securities We May Offer	11
Description of Warrants We May Offer	33
Legal Ownership and Book-Entry Issuance	49
Considerations Relating to Indexed Securities	54
Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency	57
U.S. Tax Considerations	60
Tax Considerations Under the Laws of Switzerland	71
Benefit Plan Investor Considerations	73
Plan of Distribution	75
Validity of the Securities	78
Experts	78
EXHIBIT 3.3
EXHIBIT 3.4
EXHIBIT 3.15
EXHIBIT 3.16
EXHIBIT 3.29.D
EXHIBIT 3.29.E
EXHIBIT 3.29.F
EXHIBIT 5.1
EXHIBIT 5.2
EXHIBIT 5.3
EXHIBIT 8.1
EXHIBIT 8.2
EXHIBIT 12.1
EXHIBIT 23.6
EXHIBIT 24.1
EXHIBIT 24.2
EXHIBIT 25.1
EXHIBIT 25.2
EXHIBIT 25.3
EXHIBIT 25.4
EXHIBIT 25.5
EXHIBIT 25.6
EXHIBIT 25.7
EXHIBIT 25.8
EXHIBIT 25.9
EXHIBIT 25.10
EXHIBIT 25.11
EXHIBIT 25.12
EXHIBIT 25.13
EXHIBIT 25.14
EXHIBIT 25.15
EXHIBIT 25.16
EXHIBIT 25.17
EXHIBIT 25.18
EXHIBIT 25.19

CERTAIN TERMS

In this prospectus:

•	when we refer to “UBS AG,” we mean UBS AG on a parent only basis.

•	when we refer to “UBS” or “UBS Group,” we mean UBS AG and its consolidated subsidiaries.

•	when we refer to “USD,” we mean United States dollars.

•	when we refer to “CHF,” we mean Swiss francs.

i

Introduction

The Securities We Are Offering

We may offer debt securities and warrants from time to time. When we use the term “securities” in this prospectus, we mean any of the securities we may offer with this prospectus, unless we say otherwise. This prospectus, including the following summary, describes the general terms that may apply to the securities; the specific terms of any particular securities that we may offer will be described in a separate supplement to this prospectus. If there are differences between this prospectus and your prospectus supplement, your prospectus supplement will control.

Debt Securities

For any particular debt securities we offer, the applicable prospectus supplement will describe the specific designation, the aggregate principal or face amount and the purchase price; the stated maturity; the redemption terms, if any; the rate or manner of calculating the rate and payment dates for interest, if any; the amount, or manner of calculating the amount, payable at maturity and whether that amount may be paid by delivering cash, securities or other property; the terms on which the debt securities may be convertible into or exercisable or exchangeable for common stock or other securities of issuers other than UBS AG, if any; whether the obligations of UBS AG under the debt securities are secured by any form of collateral or credit support and, if so, its nature and terms; and any other specific terms.

The debt securities are not deposit liabilities of UBS AG and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, Switzerland or any other jurisdiction. We will issue the debt securities under a debt indenture between us and U.S. Bank Trust National Association, as trustee.

Warrants

We may offer two types of warrants:

•	warrants to purchase our debt securities; and

•	warrants to purchase or sell, or whose cash value is determined by reference to the performance, level or value of, one or more of the following:

•	securities of one or more issuers other than UBS AG;

•	one or more currencies;

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

For any particular warrants we offer, the applicable prospectus supplement will describe the underlying property; the expiration date; the exercise price or the manner of determining the exercise price; the amount and kind, or the manner of determining the amount and kind, of property to be delivered by you or us upon exercise; and any other specific terms. We may issue the warrants under a warrant indenture between us and U.S. Bank Trust National Association, or under warrant agreements between us and one or more warrant agents that will be named in the applicable prospectus supplement.

Form of Securities

We will issue the securities in book-entry form through one or more depositaries, such as The Depository Trust Company, Euroclear or Clearstream, named in the applicable prospectus supplement. Each sale of a security in book-entry form will settle in immediately available funds through the depositary, unless otherwise stated. In most cases, we will issue the securities only in registered form, without coupons, although we may issue the securities in bearer form if so specified in the applicable prospectus supplement.

Payment Currencies

Amounts payable in respect of the securities, including the purchase price, will be payable in U.S. dollars, unless the applicable prospectus supplement says otherwise.

If any securities are to be listed or quoted on a securities exchange or quotation system, the applicable prospectus supplement will say so.

Use of Proceeds

We intend to use the net proceeds from the sales of securities to provide additional funds for our operations and for other general corporate purposes outside of Switzerland.

Plan of Distribution

The securities will be offered in connection with their initial issuance or in market-making transactions by us or our affiliates after initial issuance. Those offered in market-making transactions may be securities that we will not issue until after the date of this prospectus as well as securities that we have previously issued.

When we issue new securities, we may offer them for sale to or through underwriters, dealers and agents, including our affiliates, or directly to purchasers. The applicable prospectus supplement will include any required information about the firms we use and the discounts or commissions we may pay them for their services.

Our affiliates that we refer to above may include, among others, UBS Securities LLC and UBS Financial Services Inc.

Branches

We expect the securities will be booked through our Jersey branch, our London branch, or such other branch as is specified in the applicable prospectus supplement.

Cautionary Note Regarding Forward-Looking Statements

This prospectus contains, or incorporates by reference, statements that constitute “forward-looking statements,” including but not limited to statements relating to the risks arising from the current market crisis and other risks specific to our business, strategic initiatives, future business development and economic performance. While these forward-looking statements represent our judgments and expectations concerning the development of our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) the extent and nature of future developments in the United States mortgage market and in other market segments that have been or may be affected by the current market crisis; (2) developments affecting the availability of capital and funding to us and other financial institutions, including any changes in our credit spreads and ratings; (3) other market and macroeconomic developments, including movements in local and international securities markets, credit spreads, currency exchange rates and interest rates; (4) changes in internal risk control and limitations in the effectiveness of our internal processes for risk management, risk control, measurement and modeling, and of financial models generally; (5) the possible consequences of ongoing governmental investigations of certain of our past business activities; (6) the degree to which we are successful in implementing our remediation plans and strategic and organizational changes, and whether those plans and changes will have the effects anticipated; (7) changes in the financial position or creditworthiness of our customers, obligors and counterparties, and developments in the markets in which they operate; (8) management changes and changes to the structure of our Business Groups; (9) the occurrence of operational failures, such as fraud, unauthorized trading and systems failures; (10) legislative, governmental and regulatory developments, including the possible imposition of new or more stringent capital requirements and of direct or indirect regulatory constraints on our business activities; (11) changes in accounting standards or policies, and accounting determinations affecting the recognition of gain or loss, the valuation of goodwill and other assets or other matters; (12) changes in and the effect of competitive pressures; (13) technological developments; and (14) the impact of all such future developments on positions held by UBS AG, on our short-term and longer-term earnings, on the cost and availability of funding and on our capital ratios.

In addition, these results could depend on other factors that we have previously indicated could adversely affect our business and financial performance which are contained in the documents that are incorporated by reference into this prospectus. More detailed information about those factors is incorporated by reference in this prospectus. UBS AG is not under any obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Incorporation of Information About UBS AG
The SEC allows us to “incorporate by reference” into this prospectus the information that we file with them, which means that:

•	The incorporated documents are considered part of this prospectus.
•	We can disclose important information to you by referring you to those documents.
•	Information that we file with the SEC from time to time will automatically be considered to update and supersede the information in this prospectus.
We incorporate by reference in this prospectus:

•	UBS AG’s Annual Report on Form 20-F for the year ended December 31, 2007, which UBS AG filed with the SEC on March 18, 2008, as amended;
•	UBS AG’s Reports of Foreign Issuer on Form 6-K, which UBS AG filed with the SEC on January 11, 2008, January 30, 2008, February 6, 2008, February 14, 2008, February 21, 2008, February 28, 2008, March 3, 2008, April 1, 2008, April 8, 2008, April 17, 2008, April 25, 2008, May 6, 2008 (SEC Acc-no: 0000950123-08-005199), May 22, 2008, May 23, 2008 (SEC Acc-no: 0001156973-08-000561), June 13, 2008 (two Reports), July 1, 2008, July 2, 2008, July 7, 2008, July 18, 2008, August 11, 2008, August 14, 2008 (two Reports), October 2, 2008, October 3, 2008 (two Reports), October 15, 2008, October 16, 2008, November 4, 2008 (two Reports), November 13, 2008 and December 3, 2008; and
•	Solely with regard to the securities covered by this prospectus that were initially offered and sold under previously filed registration statements of UBS AG and that from time to time may be reoffered and resold in market-making transactions under this prospectus, the information in the prospectus supplements relating to those securities that were previously filed by UBS AG (and, if applicable, UBS Americas Inc., or the Original Trust Issuers) in connection with their initial offer and sale (except to the extent that any such information has been modified or superseded by other information included or incorporated by reference in this prospectus). For purposes of the preceding sentence, “Original Trust Issuers” means UBS Preferred Funding Trust I, UBS Preferred Funding Trust II, UBS Preferred Funding Trust IV, UBS Preferred Funding Trust V, UBS Preferred Funding Company LLC I, UBS Preferred Funding Company LLC II, UBS Preferred Funding Company LLC IV and UBS Preferred Funding Company LLC V.
All subsequent reports that we file on Form 20-F under the Securities Exchange Act of 1934 prior to the termination of this offering will also be deemed to be incorporated by reference into this prospectus. We may also incorporate any other Form 6-K that we submit to the SEC on or after the date of this prospectus and prior to the termination of this offering if the Form 6-K filing specifically states that it is incorporated by reference into the registration statement of which this prospectus forms a part.
Any statement in this prospectus contained in a document incorporated or deemed to be incorporated by reference into this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement in this prospectus or in any later filed document modifies or supercedes that statement. Any statement that is modified or superseded in this manner will no longer be a part of this prospectus, except as modified or superseded.
You may request a copy, at no cost, of any or all of the documents that are incorporated by reference into this prospectus, excluding exhibits (other than those that we specifically incorporate by reference into the documents that you request) by contacting us, orally or in writing, at the following address:
UBS AG
Investor Relations
Bahnhofstrasse 45
P.O. Box
CH-8098 Zurich
Switzerland
Phone: +41-44-234 41 00
Fax: +41-44-234 34 15
E-mail: SH-investorrelations@ubs.com
Internet: www.ubs.com/investor-relations

Where You Can Find More Information

UBS AG files periodic reports and other information with the United States Securities and Exchange Commission. You may read and copy any document that UBS AG files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. The SEC also maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information about issuers like UBS AG that file electronically with the SEC.

We have filed a registration statement under the Securities Act of 1933 on Form F-3 with the SEC covering the securities. For further information about the securities and UBS, you should review our registration statement, its exhibits and the documents incorporated by reference into this prospectus. This prospectus summarizes material provisions of the contracts and other documents that we refer you to. Since this prospectus may not contain all the information that you may find important, you should review the full text of these documents. We have included copies of these documents as exhibits to our registration statement.

Presentation of Financial Information

UBS’s financial statements, which are incorporated by reference into this prospectus, have been prepared in accordance with International Financial Reporting Standards and are denominated in Swiss francs, or “CHF,” the legal tender of Switzerland.

The tables below set forth, for the periods and dates indicated, information concerning the noon buying rate for the Swiss franc, expressed in United States dollars or “USD,” per one Swiss franc. The “noon buying rate” is the rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York. On January 9, 2009 the noon buying rate was 0.9012 USD per 1 CHF.

			(USD per 1 CHF)
Year ended December 31	High	Low	Average rate(1)	At period end

2004	0.8843	0.7601	0.8059	0.8712
2005	0.8721	0.7544	0.8039	0.7606
2006	0.8396	0.7575	0.8034	0.8200
2007	0.9087	0.7978	0.8381	0.8827
2008	1.0142	0.8171	0.9298	0.9369

Month	High	Low

January 2008	0.9221	0.8948
February 2008	0.9583	0.9030
March 2008	1.0142	0.9587
April 2008	1.0025	0.9595
May 2008	0.9770	0.9449
June 2008	0.9802	0.9537
July 2008	0.9912	0.9534
August 2008	0.9542	0.9075
September 2008	0.9248	0.8776
October 2008	0.8921	0.8570
November 2008	0.8616	0.8172
December 2008	0.9602	0.8171

(1)	The average of the noon buying rates on the last business day of each full month during the relevant period.

Ratio of Earnings to Fixed Charges

The following table sets forth UBS AG’s ratio of earnings to fixed charges on an IFRS basis for the periods indicated. The ratios are calculated based on earnings from continuing operations.

	For the nine
	months ended	For the year ended
	30.9.08	31.12.07	31.12.06	31.12.05	31.12.04	31.12.03

Ratio of earnings to fixed charges	0.67	0.96	1.17	1.23	1.32	1.23

Limitations on Enforcement of U.S. Laws Against UBS AG,
Its Management and Others

UBS AG is a Swiss bank. Many of its directors and executive officers, including the majority of the persons who signed the registration statement of which this prospectus is a part, and certain experts named in this prospectus, are resident outside the United States, and all or a substantial portion of our assets and the assets of those persons are located outside the United States. As a result, it may be difficult for you to serve legal process on UBS AG or its management or have any of them appear in a U.S. court. We have been advised by UBS internal counsel that there is doubt as to the enforceability in Switzerland, in original actions or in actions for enforcement of judgments of U.S. courts, of liabilities based solely on the federal securities laws of the United States.

Capitalization of UBS

The following table sets forth the consolidated capitalization of UBS in accordance with International Financial Reporting Standards (IFRS) and translated into U.S. dollars.

	Actual
As of September 30, 2008	CHF	USD

	(in millions)
	(unaudited)

Debt
Debt issued(1)	318,345	283,210

Total Debt	318,345	283,210
Minority Interest(2)	8,448	7,516
Shareholders’ Equity	46,412	41,290

Total capitalization	373,205	332,015

(1)	Includes Money Market Paper and Medium Term Notes as per Balance Sheet position.

(2)	Includes Trust Preferred Securities.

Swiss franc (CHF) amounts have been translated into U.S. dollars (USD) at the rate of CHF 1 = USD 0.88963 (the exchange rate in effect as of September 30, 2008).

UBS

OVERVIEW

UBS AG (with its subsidiaries, “UBS AG” or “UBS” or the “Issuer”) is, according to its own opinion, one of the world’s leading financial firms, serving a discerning international client base. UBS is, according to its own opinion, a leading global wealth manager, a leading investment banking and securities firm with a strong institutional and corporate client franchise, one of the largest global asset managers and the market leader in Swiss commercial and retail banking. On 30 September 2008, UBS employed more than 79,565 people. With headquarters in Zurich and Basel, Switzerland, UBS operates in over 50 countries and from all major international centers.

UBS is managed through three Business Groups and its Corporate Center, each of which is summarized below.

For further information about UBS, including more detailed descriptions of the Business Groups and Corporate Center, see “Where You Can Find More Information.”

Global Wealth Management & Business Banking

With almost 150 years of experience, the global wealth management business provides a comprehensive range of products and services, individually tailored for wealthy clients around the world. UBS’s client advisors provide a full range of wealth management services to clients—from asset management to estate planning and from corporate finance advice to art banking. In the US, the business is, according to UBS’s own opinion, one of the leading wealth managers. Business Banking Switzerland is, according to UBS’s own opinion, the market leader in Switzerland, providing a complete set of banking and securities services for individual and corporate clients.

Global Asset Management

The Global Asset Management business is, according to UBS’s own opinion, one of the world’s leading investment managers, providing traditional and alternative and real estate investment solutions to private, institutional and corporate clients, and through financial intermediaries. It is, according to UBS’s own opinion, one of the largest global institutional asset managers and the largest hedge fund of funds manager in the world. The division is also, according to UBS’s own opinion, one of the largest mutual fund managers in Europe and the largest in Switzerland. Global Asset Management has complete independence in investment decision making and operates as a self contained and focused assets management firm.

Investment Bank

UBS’s Investment Bank is, according to UBS’s own opinion, one of the world’s leading investment banking and securities firms, providing a full range of products and services to corporate and institutional clients, governments, financial intermediaries and alternative asset managers. Its investment bankers, salespeople and research analysts, supported by its risk and logistics teams, deliver advice and execution to clients all over the world. The Investment Bank also works with financial sponsors and hedge funds and indirectly meets the needs of private investors through both UBS’s own wealth management business and through other private banks.

UBS

Corporate Center

The Corporate Center currently includes risk control, financial control, treasury, corporate communications, legal and compliance, human resources, strategy, offshoring and technology functions for the Group.

Corporate Information

The legal and commercial name of the company is UBS AG. The company was incorporated under the name SBC AG on 28 February 1978 for an unlimited duration and entered in the Commercial Register of Canton Basel-City on that day. On 8 December 1997, the company changed its name to UBS AG. The company in its present form was created on 29 June 1998 by the merger of Union Bank of Switzerland (founded 1862) and Swiss Bank Corporation (founded 1872). UBS AG is entered in the Commercial Registers of Canton Zurich and Canton Basel-City. The registration number is CH-270.3.004.646-4.

UBS AG is incorporated and domiciled in Switzerland and operates under the Swiss Code of Obligations and the Swiss Federal Banking Law as an Aktiengesellschaft, a corporation that has issued shares of common stock to investors.

The addresses and telephone numbers of UBS’s two registered offices and principal places of business are: Bahnhofstrasse 45, CH-8001 Zurich, Switzerland, telephone +41-44-234 11 11; and Aeschenvorstadt 1, CH-4051 Basel, Switzerland, telephone +41-61-288 20 20.

UBS shares are listed on the SIX Swiss Exchange and traded through SWX Europe which is majority owned by the SIX Swiss Exchange. They are also listed on the New York Stock Exchange and on the Tokyo Stock Exchange.

According to Article 2 of the Articles of Association of UBS AG (“Articles of Association”) the purpose of UBS is the operation of a bank. Its scope of operations extends to all types of banking, financial, advisory, service and trading activities in Switzerland and abroad.

Use of Proceeds

We intend to use the proceeds from the sale of the securities to provide additional funds for our operations and for general corporate purposes outside of Switzerland. We will receive the net proceeds from sales of the securities made in connection with their original issuance and in connection with any market-making resales that UBS AG itself undertakes. We do not expect to receive any proceeds from resales of the securities by UBS Securities LLC, UBS Financial Services Inc. or any of our other affiliates in market-making transactions. We expect our affiliates to retain the proceeds of their market-making resales and not to pay the proceeds to us.

Description of Debt Securities We May Offer

Please note that in this section entitled “Description of Debt Securities We May Offer,” references to UBS, we, our and us refer only to UBS AG and not to its consolidated subsidiaries. Also, in this section, references to “holders” mean those who own debt securities registered in their own names on the books that we or the trustee maintain for this purpose, and not those who own beneficial interests in debt securities registered in street name or in debt securities issued in book-entry form through one or more depositaries. Owners of beneficial interests in the debt securities should read the section below entitled “Legal Ownership and Book-Entry Issuance.”

The Debt Indenture

As required by U.S. federal law for publicly offered bonds and notes, the debt securities are governed by a document called an indenture. The debt indenture is a contract between us and U.S. Bank Trust National Association, which acts as trustee.

The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are limitations on the extent to which the trustee acts on your behalf, which we describe below under “—Default, Remedies and Waiver of Default.”

•	Second, the trustee performs administrative duties for us, such as sending you interest payments and notices.

See “—Our Relationship with the Trustee” below for more information about the trustee.

We May Issue Many Series Of Debt Securities Under the Debt Indenture

We may issue as many distinct series of debt securities under the debt indenture as we wish. This section summarizes terms of the debt securities that apply generally to all series. The provisions of the debt indenture allow us not only to issue debt securities with terms different from those of debt securities previously issued under the debt indenture, but also to “reopen” a previous issue of a series of debt securities and issue additional debt securities of that series. Most of the financial and other specific terms of your series, will be described in the prospectus supplement accompanying this prospectus. Those terms may vary from the terms described here.

We may issue debt securities separately or together with other debt securities or with our warrants.

As you read this section, please remember that the specific terms of your debt security as described in your prospectus supplement will supplement and, if applicable, may modify or replace the general terms described in this section. If there are any differences between your prospectus supplement and this prospectus, your prospectus supplement will control. Thus, the statements we make in this section may not apply to your debt security.

When we refer to a series of debt securities, we mean a series issued under the debt indenture. When we refer to your prospectus supplement, we mean the prospectus supplement describing the specific terms of the debt security you purchase. The terms used in your prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Unless we indicate otherwise in your prospectus supplement, the debt securities we issue to you will be part of the series of debt securities referred to as our “medium-term notes, Series A.” The Series A notes are a single distinct series under the debt indenture, and we may issue Series A notes in such amounts, at such times and on such terms as we wish. The Series A notes will differ from one another, and from

Description of Debt Securities We May Offer

any other series, in their terms, but all of the Series A notes together will constitute a single series for all purposes under the debt indenture pursuant to which they will be issued.

Amounts That We May Issue

The debt indenture does not limit the aggregate amount of debt securities that we may issue or the number of series or the aggregate amount of any particular series. We have already issued Series A notes, many of which are currently outstanding. We intend to issue additional Series A notes, and may issue additional Series A notes at any time, without your consent and without notifying you. We may also issue debt securities and other securities at any time without your consent and without notifying you.

The debt indenture and the debt securities do not limit our ability to incur other indebtedness or to issue other securities. Also, we are not subject to financial or similar restrictions by the terms of the debt securities.

Principal Amount, Stated Maturity and Maturity

The principal amount of a debt security means the principal amount payable at its stated maturity, unless that amount is not determinable, in which case the principal amount of a debt security is its face amount.

The term “stated maturity” with respect to any debt security means the day on which the principal amount of your debt security is scheduled to become due. The principal may become due sooner, by reason of redemption or acceleration after a default or otherwise in accordance with the terms of the debt security. The day on which the principal actually becomes due, whether at the stated maturity or earlier, is called the “maturity” of the principal.

We also use the terms “stated maturity” and “maturity” to refer to the days when other payments become due. For example, we may refer to a regular interest payment date when an installment of interest is scheduled to become due as the “stated maturity” of that installment.

When we refer to the “stated maturity” or the “maturity” of a debt security without specifying a particular payment, we mean the stated maturity or maturity, as the case may be, of the principal.

This Section Is Only a Summary

The debt indenture and its associated documents, including your debt security, contain the full legal text governing the matters described in this section and your prospectus supplement. We have filed a copy of the debt indenture with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy.

This section and your prospectus supplement summarize all the material terms of the debt indenture and your debt security. They do not, however, describe every aspect of the debt indenture and your debt security. For example, in this section and your prospectus supplement, we use terms that have been given special meaning in the debt indenture, but we describe the meaning of only the more important of those terms.

Governing Law

The debt indenture is, and the debt securities will be, governed by New York law.

Currency of Debt Securities

Amounts that become due and payable on your debt security in cash will be payable in a currency, composite currency, basket of currencies or currency unit or units specified in your prospectus

Description of Debt Securities We May Offer

supplement. We refer to this currency, composite currency, basket of currencies or currency unit or units as a “specified currency.” The specified currency for your debt security will be U.S. dollars, unless your prospectus supplement states otherwise. Some debt securities may have different specified currencies for principal and interest. You will have to pay for your debt securities by delivering the requisite amount of the specified currency for the principal to UBS Securities LLC, UBS Financial Services Inc. or another firm that we name in your prospectus supplement, unless other arrangements have been made between you and us or you and that firm. We will make payments on your debt securities in the specified currency, except as described below in “—Payment Mechanics for Debt Securities.” See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” below for more information about risks of investing in this kind of debt securities.

Types of Debt Securities

We may issue any of the three types of debt securities described below. A debt security may have elements of each of the three types of debt securities described below. For example, a debt security may bear interest at a fixed rate for some periods and at a floating rate in others. Similarly, a debt security may provide for a payment of principal at maturity linked to an index and also bear interest at a fixed or floating rate.

Fixed Rated Debt Securities

A debt security of this type will bear interest at a fixed rate described in the applicable prospectus supplement. This type includes zero coupon debt securities, which bear no interest and are instead issued at a price lower than the principal amount. See “—Original Issue Discount Debt Securities” below for more information about zero coupon and other original issue discount debt securities.

Each fixed rate debt security, except any zero coupon debt security, will bear interest from its original issue date or from the most recent date to which interest on the debt security has been paid or made available for payment. Interest will accrue on the principal of a fixed rate debt security at the fixed yearly rate stated in the applicable prospectus supplement, until the principal is paid or made available for payment or the security has been converted or exchanged. Each payment of interest due on an interest payment date or the date of maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the date of maturity. We will compute interest on fixed rate debt securities on the basis of a 360-day year of twelve 30-day months. We will pay interest on each interest payment date and at maturity as described below under “—Payment Mechanics for Debt Securities.”

Floating Rate Debt Securities

Interest Rate Formulas.  A debt security of this type will bear interest at rates that are determined by reference to an interest rate formula. In some cases, the rates may also be adjusted by adding or subtracting a spread or multiplying by a spread multiplier and may be subject to a minimum rate or a maximum rate. If your debt security is a floating rate debt security, the formula and any adjustments that apply to the interest rate will be specified in your prospectus supplement.

Each floating rate debt security will bear interest from its original issue date or from the most recent date to which interest on the debt security has been paid or made available for payment. Interest will accrue on the principal of a floating rate debt security at the yearly rate determined according to the interest rate formula stated in the applicable prospectus supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under “—Payment Mechanics for Debt Securities.”

Description of Debt Securities We May Offer

Calculation of Interest.  Calculations relating to floating rate debt securities will be made by the calculation agent, an institution that we appoint as our agent for this purpose. That institution may include any affiliate of ours, such as UBS Securities LLC. The prospectus supplement for a particular floating rate debt security will name the institution that we have appointed to act as the calculation agent for that debt security as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of the debt security without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation will be final and binding on you and us, without any liability on the part of the calculation agent.

For each floating rate debt security, the calculation agent will determine, on the corresponding interest calculation or determination date, as described in the applicable prospectus supplement, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period—i.e., the period from and including the original issue date, or the last date to which interest has been paid or made available for payment, to but excluding the payment date. For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face or other specified amount of the floating rate debt security by an accrued interest factor for the interest period. This factor will equal the sum of the interest factors calculated for each day during the interest period. The interest factor for each day will be expressed as a decimal and will be calculated by dividing the interest rate, also expressed as a decimal, applicable to that day by 360 or by the actual number of days in the year, as specified in the applicable prospectus supplement.

Upon the request of the holder of any floating rate debt security, the calculation agent will provide the interest rate then in effect for that debt security—and, if determined, the interest rate that will become effective on the next interest reset date. The calculation agent’s determination of any interest rate, and its calculation of the amount of interest for any interest period, will be final and binding in the absence of manifest error.

All percentages resulting from any calculation relating to a debt security will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to a floating rate debt security will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

In determining the base rate that applies to a floating rate debt security during a particular interest period, the calculation agent may obtain rate quotes from various banks or dealers active in the relevant market, as described in the applicable prospectus supplement. Those reference banks and dealers may include the calculation agent itself and its affiliates, as well as any underwriter, dealer or agent participating in the distribution of the relevant floating rate debt securities and its affiliates, and they may include UBS AG or its affiliates.

Indexed Debt Securities

A debt security of this type provides that the principal amount payable at its maturity, and/or the amount of interest payable on an interest payment date, will be determined by reference to:

•	securities of one or more issuers;

•	one or more currencies;

•	one or more commodities;

Description of Debt Securities We May Offer

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and/or

•	one or more indices or baskets of the items described above.

If you are a holder of an indexed debt security, you may receive an amount at maturity (including upon acceleration following an event of default) that is greater than or less than the face amount of your debt security depending upon the formula used to determine the amount payable and the value of the applicable index at maturity. The value of the applicable index will fluctuate over time.

An indexed debt security may provide either for cash settlement or for physical settlement by delivery of the underlying property or another property of the type listed above. An indexed debt security may also provide that the form of settlement may be determined at our option or at the holder’s option. Some indexed debt securities may be convertible, exercisable or exchangeable, at our option or the holder’s option, into or for securities of an issuer other than UBS AG.

If you purchase an indexed debt security, your prospectus supplement will include information about the relevant index, about how amounts that are to become payable will be determined by reference to the price or value of that index and about the terms on which the security may be settled physically or in cash. The prospectus supplement will also identify the calculation agent that will calculate the amounts payable with respect to the indexed debt security and may exercise significant discretion in doing so. The calculation agent may be UBS Securities LLC or another of our affiliates. See “Considerations Relating to Indexed Securities” for more information about risks of investing in debt securities of this type.

Original Issue Discount Debt Securities

A fixed rate debt security, a floating rate debt security or an indexed debt security may be an original issue discount debt security. A debt security of this type is issued at a price lower than its principal amount and provides that, upon redemption or acceleration of its maturity, an amount less than its principal amount will be payable. An original issue discount debt security may be a zero coupon debt security. A debt security issued at a discount to its principal may, for U.S. federal income tax purposes, be considered an original issue discount debt security, regardless of the amount payable upon redemption or acceleration of maturity. See “U.S. Tax Considerations—Taxation of Debt Securities—Original Issue Discount” below for a brief description of the U.S. federal income tax consequences of owning an original issue discount debt security.

Information In Your Prospectus Supplement

Your prospectus supplement will describe the specific terms of your debt security, which will include some or all of the following:

•	any limit on the total principal amount of the debt securities of the same series;

•	the stated maturity;

•	the specified currency or currencies for principal and interest, if not U.S. dollars;

•	the price at which we originally issue your debt security, expressed as a percentage of the principal amount, and the original issue date;

•	whether your debt security is a fixed rate debt security, a floating rate debt security or an indexed debt security;

•	if your debt security is a fixed rate debt security, the yearly rate at which your debt security will bear interest, if any, and the interest payment dates;

Description of Debt Securities We May Offer

•	if your debt security is a floating rate debt security, the interest rate basis; any applicable index currency or maturity, spread or spread multiplier or initial base rate, maximum rate or minimum rate; the interest reset, determination, calculation and payment dates; the day count used to calculate interest payments for any period; the business day convention; and the calculation agent;

•	if your debt security is an indexed debt security, the principal amount, if any, we will pay you at maturity, the amount of interest, if any, we will pay you on an interest payment date or the formula we will use to calculate these amounts, if any, and the terms on which your debt security will be exchangeable for or payable in cash, securities or other property;

•	if your debt security may be converted into or exercised or exchanged for debt or equity securities of one or more third parties, the terms on which conversion, exercise or exchange may occur, including whether conversion, exercise or exchange is mandatory, at the option of the holder or at our option, the period during which conversion, exercise or exchange may occur, the initial conversion, exercise or exchange price or rate and the circumstances or manner in which the amount of securities issuable upon conversion, exercise or exchange may be adjusted;

•	if your debt security is also an original issue discount debt security, the yield to maturity;

•	if applicable, the circumstances under which your debt security may be redeemed at our option or repaid at the holder’s option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s);

•	the authorized denominations, if other than $1,000 and integral multiples of $1,000;

•	the depositary for your debt security, if other than DTC, and any circumstances under which the holder may request securities in non-global form, if we choose not to issue your debt security in book-entry form only;

•	if your debt security will be issued in bearer form, any special provisions relating to bearer securities;

•	if applicable, the circumstances under which we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes and under which we can redeem the debt securities if we have to pay additional amounts;

•	the names and duties of any co-trustees, depositaries, authenticating agents, paying agents, transfer agents or registrars for your debt security, as applicable; and

•	any other terms of your debt security, which could be different from those described in this prospectus.

If you purchase your debt security—or any of our other securities we describe in this prospectus—in a market-making transaction, you will receive information about the price you pay and your trade and settlement dates in a separate confirmation of sale. A market-making transaction is one in which we, UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates resells a security that it has previously acquired from another holder. A market-making transaction in a particular security occurs after the original issuance and sale of the security.

Extension of Maturity

If specified in the applicable prospectus supplement, we will have the option to extend the stated maturity of your debt security for one or more periods of whole years up to but not beyond the final maturity date specified in the prospectus supplement. We call a debt security whose maturity we may extend an extendible debt security. We call the period of time as to which we may extend the maturity the extension period. The following procedures will apply to extendible debt securities, unless otherwise indicated in the applicable prospectus supplement.

Description of Debt Securities We May Offer

We may extend the maturity of an extendible debt security by notifying the paying agent between 45 and 60 days before the stated maturity then in effect. The stated maturity may be the original stated maturity, as described in the prospectus supplement, or a maturity that we previously extended by following these procedures. If we notify the paying agent that we will extend the maturity, the paying agent will send a notice to each holder by first class mail, postage prepaid, or by other means agreed upon between us and the paying agent, at least 30 days before the stated maturity then in effect. The notice sent by the paying agent will provide the following information:

•	our election to extend the maturity of the extendible debt security;

•	the extended maturity date or, if the maturity date had previously been extended, the new extended maturity date;

•	the interest rate that will apply during the extension period or, in the case of a floating rate debt security, the spread and/or spread multiplier, if any, applicable during the extension period; and

•	the provisions, if any, for redemption and repayment during the extension period.

Once the paying agent has mailed the notice to each holder, the extension of the maturity date will take place automatically. All of the terms of the debt security will be the same as the terms of the debt security as originally issued, except those terms that are described in the notice sent by the paying agent to each holder and except as described in the following paragraph.

Not later than 10:00 a.m., New York City time, on the twentieth calendar day before the maturity date then in effect for an extendible debt security or, if that day is not a business day, on the next succeeding business day, we may revoke the interest rate set forth in the extension notice sent by the paying agent to each holder and establish a higher interest rate for the extension period. If we elect to establish a higher interest rate, the paying agent will send a notice to each holder by first class mail, postage prepaid, or by other means agreed between us and the paying agent, of the higher interest rate in the case of a floating rate debt security, the higher spread and/or spread multiplier, if any. The notice of the higher rate cannot be revoked. All extendible debt securities as to which the maturity date has been extended will bear the higher rate for the extension period, whether or not tendered for repayment.

If we elect to extend the maturity date of an extendible debt security, each holder may elect repayment of all or part of its debt security on the maturity date then in effect at a price equal to the principal amount plus any accrued and unpaid interest to that date. To elect repayment, a holder must give notice to the paying agent between 25 and 35 days before the maturity date in effect. The notice must consist of either:

•	the debt security along with the completed form entitled “Option to Elect Repayment,” which will be attached to your debt security.

•	a telegram, facsimile transmission or letter from a member of a national securities exchange, the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company in the United States setting forth the name of the holder, the principal amount of the debt security, the principal amount of the debt security to be repaid, the certificate number or a description of the tenor and terms of the debt security, a statement that the option to elect repayment is being elected and a guarantee that the debt security, together with the completed form entitled “Option to Elect Repayment” will be received by the paying agent no later than the fifth business day after the date of the telegram, facsimile transmission or letter. The telegram, facsimile transmission or letter will become effective upon receipt, by that fifth business day, of the debt security and complete form.

The holder may revoke the election of repayment by sending to the paying agent written notice by 3:00 p.m., New York City time, on the twentieth day before the maturity date then in effect or, if that day is not a business day, on the next succeeding business day.

Description of Debt Securities We May Offer

If an extendible debt security is represented by a global debt security, the depositary or its nominee, as the holder, will be the only person that can exercise the right to elect repayment or revoke such an election. Any indirect owners who own beneficial interests in the global debt security and wish to make such an election must give proper and timely instructions to the banks or brokers through which they hold their interests, requesting that they notify the depositary to make a repayment election or revoke such an election on their behalf. Different firms have different deadlines for accepting instructions from their customers, and you should take care to act promptly enough to ensure that your request is given effect by the depositary before the applicable deadline for exercise.

Redemption and Repayment

Unless otherwise indicated in your prospectus supplement, your debt security will not be entitled to the benefit of any sinking fund—that is, we will not deposit money on a regular basis into any separate custodial account to repay your debt securities. In addition, we will not be entitled to redeem your debt security before its stated maturity (except for certain tax reasons, as described below) unless your prospectus supplement specifies a redemption date or redemption commencement date. You will not be entitled to require us to buy your debt security from you, before its stated maturity, unless your prospectus supplement specifies one or more repayment dates.

If your prospectus supplement specifies one or more redemption dates, a redemption commencement date or a repayment date, it will also specify one or more redemption prices or repayment prices, which may be expressed as a percentage of the principal amount of your debt security. It may also specify one or more redemption periods during which the redemption prices relating to a redemption of debt securities during those periods will apply.

If your prospectus supplement specifies one or more redemption dates, your debt security will be redeemable at our option on any of those dates. If your prospectus supplement specifies a redemption commencement date, your debt security will be redeemable at our option at any time on or after that date. If we redeem your debt security, we will do so at the specified redemption price. If different prices are specified for different redemption periods, the price we pay will be the price that applies to the redemption period during which your debt security is redeemed.

If your prospectus supplement specifies a repayment date, your debt security will be repayable at your option on the specified repayment date at the specified repayment price, together with interest accrued to the repayment date.

If we exercise an option to redeem any debt security, we will give the trustee and the holders written notice of the principal amount of the debt security to be redeemed, not less than 5 business days nor more than 60 days before the applicable redemption date unless otherwise specified in your prospectus supplement. We will give the notice in the manner described below in “—Notices.”

If a debt security represented by a global debt security is subject to repayment at the holder’s option, the depositary or its nominee, as the holder, will be the only person that can exercise the right to repayment. Any indirect holders who own beneficial interests in the global debt security and wish to exercise a repayment right must give proper and timely instructions to the banks or brokers through which they hold their interests, requesting that they notify the depositary to exercise the repayment right on their behalf. Different firms have different deadlines for accepting instructions from their customers, and you should take care to act promptly enough to ensure that your request is given effect by the depositary before the applicable deadline for exercise.

Street name and other indirect holders should contact their banks or brokers for information about how to exercise a repayment right in a timely manner.

Description of Debt Securities We May Offer

We or our affiliates may purchase debt securities from investors who are willing to sell from time to time, either in the open market at prevailing prices or in private transactions at negotiated prices. Debt securities that we or they purchase may, at our discretion, be held, resold or cancelled.

Optional Tax Redemption

In addition to the situations described above under “—Redemption and Repayment,” we also have the option to redeem the debt securities in two situations described below, unless otherwise indicated in your prospectus supplement. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the prospectus supplement for such debt securities. Furthermore, we must give you between 10 and 60 days’ notice before redeeming the debt securities unless otherwise specified in your prospectus supplement.

•	The first situation is where, as a result of a change in, execution of or amendment to any laws or treaties or the official application or interpretation of any laws or treaties, we would be required to pay additional amounts as described below under “—Payment of Additional Amounts.”

This applies only in the case of changes, executions, amendments, applications or interpretations that occur on or after the date specified in the prospectus supplement for the applicable debt securities and in a relevant jurisdiction, as defined in “—Payment of Additional Amounts” below. If UBS is succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which the successor entity is organized, and the applicable date will be the date the entity became a successor.

We would not have the option to redeem in this case if we could have avoided the payment of additional amounts or the deduction or withholding by using reasonable measures available to us.

•	The second situation is where a person located outside of a relevant jurisdiction into which UBS is merged or to whom it has conveyed, transferred or leased its property is required to pay an additional amount. We would have the option to redeem the debt securities even if we are required to pay additional amounts immediately after the merger, conveyance, transfer or lease. We are not required to use reasonable measures to avoid the obligation to pay additional amounts in this situation.

Payment of Additional Amounts

A relevant jurisdiction may require UBS to withhold amounts from payments on the principal or interest on a debt security for taxes or any other governmental charges. If the relevant jurisdiction requires a withholding of this type, UBS may be required to pay you an additional amount so that the net amount you receive will be the amount specified in the debt security to which you are entitled.

By relevant jurisdiction, we mean Switzerland or a jurisdiction in which the UBS branch through which debt securities are issued is located. UBS will not have to pay additional amounts in respect of taxes or other governmental charges that are required to be deducted or withheld by any paying agent from a payment on a debt security, if such payment can be made without such deduction or withholding by any other paying agent, or in respect of taxes or other governmental charges that would not have been imposed but for

•	the existence of any present or former connection between you and the relevant jurisdiction, other than the mere holding of the debt security and the receipt of payments on it;

•	your status as an individual resident of a member state of the European Union;

Description of Debt Securities We May Offer

•	a failure to comply with any reasonable certification, documentation, information or other reporting requirement concerning your nationality, residence, identity or connection with the relevant jurisdiction, if such compliance is required as a precondition to relief or exemption from such taxes or other governmental charges (including, without limitation, a certification that you are not resident in the relevant jurisdiction or are not an individual resident of a member state of the European Union); or

•	a change in law that becomes effective more than 30 days after a payment on the debt security becomes due and payable or on which the payment is duly provided for, whichever occurs later.

These provisions will also apply to any taxes or governmental charges imposed by any jurisdiction in which a successor to UBS is organized. The prospectus supplement relating to the debt security may describe additional circumstances in which UBS would not be required to pay additional amounts.

Mergers and Similar Transactions

We are generally permitted to merge or consolidate with another firm. We are also permitted to sell our assets substantially as an entirety to another firm. With regard to any series of debt securities, we may not take any of these actions, however, unless all the following conditions are met:

•	If the successor firm in the transaction is not UBS, the successor firm must be organized as a corporation, partnership or trust and must expressly assume our obligations under the debt securities of that series and the debt indenture. The successor firm must be organized under the laws of Switzerland.

•	Immediately after the transaction, no default under the debt securities of that series has occurred and is continuing. For this purpose, “default under the debt securities of that series” means an event of default with respect to that series or any event that would be an event of default with respect to that series if the requirements for giving us default notice and for our default having to continue for a specific period of time were disregarded. We describe these matters below under “—Default, Remedies and Waiver of Default.”

If the conditions described above are satisfied with respect to the debt securities of any series, we will not need to obtain the approval of the holders of those debt securities in order to merge or consolidate or to sell our assets. Also, these conditions will apply only if we wish to merge or consolidate with another firm or sell our assets substantially as an entirety to another firm. We will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another firm, any transaction that involves a change of control of UBS but in which we do not merge or consolidate and any transaction in which we sell less than substantially all our assets.

Also, if we merge, consolidate or sell our assets substantially as an entirety and the successor firm is a non-Swiss entity, neither we nor any successor would have any obligation to compensate you for any resulting adverse tax consequences to the debt securities.

Defeasance and Covenant Defeasance

Unless we say otherwise in the applicable prospectus supplement, the provisions for full defeasance and covenant defeasance described below apply to each debt security. In general, we expect these provisions to apply to each debt security that has a specified currency of U.S. dollars and is not a floating rate or indexed debt security.

Description of Debt Securities We May Offer

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on your debt security. This is called full defeasance. To do so, each of the following must occur:

•	We must deposit in trust for the benefit of all holders of those debt securities, money, U.S. government or U.S. government agency notes or bonds or a combination of money and U.S. government or U.S. government agency notes or bonds that will, in each case, generate enough cash to make interest, principal and any other payments on those debt securities on their various due dates.

•	There must be a change in current U.S. federal tax law or an Internal Revenue Service ruling that lets us make the above deposit without causing the holders to be taxed on those debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves. Under current federal tax law, the deposit and our legal release from your debt securities would be treated as though we took back your debt security and gave you your share of the cash and notes or bonds deposited in trust. In that event, you could recognize gain or loss on your debt security.

•	We must deliver to the trustee a legal opinion of our counsel confirming the tax law change described above.

If we ever fully defease your debt security, you would have to rely solely on the trust deposit for payments on your debt security. You would not be able to look to us for payment in the event of any shortfall.

Covenant Defeasance

Under current U.S. federal tax law, we can make the same type of deposit described above and be released from any restrictive covenants relating to your debt security that may be described in your prospectus supplement. This is called covenant defeasance. In that event, you would lose the protection of those restrictive covenants. In order to achieve covenant defeasance for any debt securities, we must do both of the following:

•	We must deposit in trust for the benefit of all holders of those debt securities, money, U.S. government or U.S. government agency notes or bonds or a combination of money and U.S. government or U.S. government agency notes or bonds that will, in each case, generate enough cash to make interest, principal and any other payments on those debt securities on their various due dates.

•	We must deliver to the trustee a legal opinion of our counsel confirming that under U.S. federal income tax law as then in effect we may make the above deposit without causing you to be taxed on those debt securities any differently than if we did not make the deposit and just repaid those debt securities ourselves.

If we accomplish covenant defeasance with regard to your debt security, the following provisions of the debt indenture and your debt security would no longer apply:

•	Any covenants that your prospectus supplement may state are applicable to your debt security; and

•	The events of default resulting from a breach of covenants, described below in the fourth bullet point under “—Default, Remedies and Waiver of Default — Events of Default.”

Any right we have to redeem will survive covenant defeasance with regard to those debt securities.

If we accomplish covenant defeasance on your debt security, you can still look to us for repayment of your debt security in the event of any shortfall in the trust deposit. You should note, however, that if

Description of Debt Securities We May Offer

one of the remaining events of default occurred, such as our bankruptcy, and your debt security became immediately due and payable, there may be a shortfall. Depending on the event causing the default you may not be able to obtain payment of the shortfall.

Default, Remedies and Waiver of Default

You will have special rights if an event of default with respect to your series of debt securities occurs and is not cured, as described in this subsection.

Events of Default

Unless your prospectus supplement says otherwise, when we refer to an event of default with respect to any series of debt securities, we mean any of the following:

•	We do not pay the principal or any premium (including delivering any security or other property deliverable) on any debt security of that series at its maturity;

•	We do not pay interest on any debt securities of that series within 30 days after it becomes due and payable;

•	We do not deposit a sinking fund payment with regard to any debt securities of that series on its due date, but only if the payment is required in the applicable prospectus supplement;

•	We remain in breach of any other covenant we make in the debt indenture for the benefit of the debt securities of that series, for 60 days after we receive a notice of default stating that we are in breach and requiring us to remedy the breach. The notice must be sent by the trustee or the holders of not less than 10% in principal amount of the relevant series of debt securities then outstanding;

•	We file for bankruptcy or certain other bankruptcy, insolvency or reorganization events relating to UBS occur; or

•	If the applicable prospectus supplement states that any additional event of default applies to your series, that event of default occurs.

Remedies If an Event of Default Occurs

If an event of default has occurred with respect to any series of debt securities and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of all debt securities of that series then outstanding may declare the entire principal amount of the debt securities of that series to be due immediately. If an event of default occurs because of bankruptcy, insolvency or reorganization events relating to UBS, the entire principal amount of the debt securities of that series will be automatically accelerated, without any action by the trustee or any holder.

Each of the situations described above is called an acceleration of the maturity of the affected series of debt securities. If the maturity of any series is accelerated and a judgment for payment has not yet been obtained, the holders of a majority in principal amount of the debt securities of that series may cancel the acceleration for the entire series.

If an event of default occurs, the trustee will have special duties. The trustee will be obligated to use those of its rights and powers under the debt indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Except as described in the prior paragraph, the trustee is not required to take any action under the debt indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an indemnity. If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of all debt securities of the

Description of Debt Securities We May Offer

relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee with respect to that series. These majority holders may also direct the trustee in performing any other action under the debt indenture with respect to the debt securities of that series.

Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to any debt security, all of the following must occur:

•	The holder of your debt security must give the trustee written notice that an event of default has occurred, and the event of default must not have been cured or waived.

•	The holders of not less than 25% in principal amount of all debt securities of your series must make a written request that the trustee take action because of the default, and they or other holders must offer to the trustee indemnity reasonably satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after the above steps have been taken.

•	During those 60 days, the holders of a majority in principal amount of the debt securities of your series must not have given the trustee directions that are inconsistent with the written request of the holders of not less than 25% in principal amount of all debt securities of your series.

You are, however, entitled at any time to bring a lawsuit for the payment of money due on your debt security on or after its due date.

Waiver of Default

The holders of not less than a majority in principal amount of the debt securities of any series may waive a default for all debt securities of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on your debt security, however, without the approval of the particular holder of that debt security.

We Will Give the Trustee Information About Defaults Annually

We will furnish to the trustee every year a written statement of two of our officers certifying that to their knowledge we are in compliance with the debt indenture and the debt securities, or else specifying any default under the debt indenture.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of the maturity of the debt securities. Book-entry and other indirect owners are described below under “Legal Ownership and Book-Entry Issuance.”

Modification and Waiver of Covenants

There are three types of changes we can make to the debt indenture and the debt securities of any series.

Changes Requiring Each Holder’s Approval

First, there are changes that cannot be made without the approval of each holder of a debt security affected by the change. Here is a list of those types of changes:

•	change the stated maturity for any principal or interest payment on a debt security;

•	reduce the principal amount, the amount payable on acceleration of the maturity after a default, the interest rate or the redemption price for a debt security;

Description of Debt Securities We May Offer

•	permit redemption of a debt security if not previously permitted;

•	impair any right a holder may have to require repayment of his or her debt security;

•	impair any right that a holder of an indexed or any other debt security may have to exchange or convert the debt security for or into securities or other property;

•	change the currency of any payment on a debt security other than as permitted by the debt security;

•	change the place of payment on a debt security, if it is in non-global form;

•	impair a holder’s right to sue for payment of any amount due on his or her debt security;

•	reduce the percentage in principal amount of the debt securities of any one or more affected series, taken separately or together, as applicable, the approval of whose holders is needed to change the debt indenture or those debt securities;

•	reduce the percentage in principal amount of the debt securities of any one or more affected series, taken separately or together, as applicable, the consent of whose holders is needed to waive our compliance with the debt indenture or to waive defaults; and

•	change the provisions of the debt indenture dealing with modification and waiver in any other respect, except to increase any required percentage referred to above or to add to the provisions that cannot be changed or waived without approval of the holder of each affected debt security.

Changes Not Requiring Approval of Holders

The second type of change does not require any approval by holders of the debt securities of an affected series. This type of change is limited to clarifications and changes that would not adversely affect the debt securities of that series in any material respect. We also do not need any approval to make changes that affect only debt securities to be issued under the debt indenture after the changes take effect.

We may also make changes or obtain waivers that do not adversely affect a particular debt security, even if they affect other debt securities. In those cases, we do not need to obtain the approval of the holder of the unaffected debt security; we need only obtain any required approvals from the holders of the affected debt securities.

Changes Requiring Majority Approval

Any other change to the debt indenture and the debt securities would require the following approval:

•	If the change affects only the debt securities of a particular series, it must be approved by the holders of 66 2/3% in principal amount of the debt securities of that series.

•	If the change affects the debt securities of more than one series of debt securities issued under the debt indenture, it must be approved by the holders of 66 2/3% in principal amount of all series affected by the change, with the debt securities of all the affected series voting together as one class for this purpose (and of any affected series that by its terms is entitled to vote separately as a series, as described below).

In each case, the required approval must be given by written consent.

Majority approval would be required for us to obtain a waiver of any of our covenants in the debt indenture. Our covenants include the promises we make about merging, which we describe above under “—Mergers and Similar Transactions.” If the holders approve a waiver of a covenant, we will not have to comply with that covenant. The holders, however, cannot approve a waiver of any provision in a particular debt security, or in the debt indenture as it affects that debt security, that we cannot change

Description of Debt Securities We May Offer

without the approval of the holder of that debt security as described above under “—Changes Requiring Each Holder’s Approval,” unless that holder approves the waiver.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the debt indenture or the debt securities or request a waiver.

Special Rules for Action by Holders

When holders take any action under the debt indenture, such as giving a notice of default, declaring an acceleration, approving any change or waiver or giving the trustee an instruction, we will apply the following rules.

Only Outstanding Debt Securities Are Eligible

Only holders of outstanding debt securities of the applicable series will be eligible to participate in any action by holders of debt securities of that series. Also, we will count only outstanding debt securities in determining whether the various percentage requirements for taking action have been met. For these purposes, a debt security will not be “outstanding”:

•	if it has been surrendered for cancellation;

•	if we have deposited or set aside, in trust for its holder, money for its payment or redemption;

•	if we have fully defeased it as described above under “—Defeasance and Covenant Defeasance — Full Defeasance”; or

•	if we or one of our affiliates, such as UBS Securities LLC or UBS Financial Services Inc., is the beneficial owner.

Special Series Voting Rights

We may issue series of debt securities that are entitled, by their terms, to vote separately on matters (for example, modification or waiver of provisions in the debt indenture) that would otherwise require a vote of all affected series, voting together as a single class. Any such series would be entitled to vote together with all other affected series, voting together as one class, and would also be entitled to vote separately, as a series only. These special voting rights will be described in the applicable prospectus supplement. For a series that does not have these special rights, voting will occur as described in the preceding section, but subject to any separate voting rights of any series having special rights. We may issue a series having these or other special voting rights without obtaining the consent of or giving notice to holders of outstanding series.

Eligible Principal Amount of Some Debt Securities

In some situations, we may follow special rules in calculating the principal amount of a debt security that is to be treated as outstanding for the purposes described above. This may happen, for example, if the principal amount is payable in a non-U.S. dollar currency, increases over time or is not to be fixed until maturity. For any debt security of the kind described below, we will decide how much principal amount to attribute to the debt security as follows:

•	For an original issue discount debt security, we will use the principal amount that would be due and payable on the action date if the maturity of the debt security were accelerated to that date because of a default.

•	For a debt security whose principal amount is not known, we will use any amount that we indicate in the prospectus supplement for that debt security. The principal amount of a debt security may

Description of Debt Securities We May Offer

not be known, for example, because it is based on an index that changes from time to time and the principal amount is not to be determined until a later date.

•	For debt securities with a principal amount denominated in one or more non-U.S. dollar currencies or currency units, we will use the U.S. dollar equivalent, which we will determine.

Determining Record Dates for Action by Holders

We will generally be entitled to set any day as a record date for the purpose of determining the holders that are entitled to take action under the debt indenture. In certain limited circumstances, only the trustee will be entitled to set a record date for action by holders. If we or the trustee set a record date for an approval or other action to be taken by holders, that vote or action may be taken only by persons or entities who are holders on the record date and must be taken during the period that we specify for this purpose, or that the trustee specifies if it sets the record date. We or the trustee, as applicable, may shorten or lengthen this period from time to time. This period, however, may not extend beyond the 180th day after the record date for the action. In addition, record dates for any global debt security may be set in accordance with procedures established by the depositary from time to time. Accordingly, record dates for global debt securities may differ from those for other debt securities.

Form, Exchange and Transfer of Debt Securities

We will issue each debt security in global—i.e., book-entry—form only, unless we specify otherwise in the applicable prospectus supplement. Debt securities in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the debt securities represented by the global security. Those who own beneficial interests in a global debt security will do so through participants in the depositary’s securities clearance system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry securities below under “Legal Ownership and Book-Entry Issuance.” Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities in global form.

In addition, we will generally issue each debt security in registered form, without coupons, unless we specify otherwise in the applicable prospectus supplement. If we issue a debt security in bearer form, the applicable prospectus supplement will describe the provisions that would apply to that security.

If a debt security is issued as a global debt security, only the depositary—e.g., DTC, Euroclear and Clearstream—will be entitled to transfer and exchange the debt security or exercise any other rights of a holder as described in this subsection, since the depositary will be the sole holder of the debt security.

If any debt securities cease to be issued in global form, then unless we indicate otherwise in your prospectus supplement, they will be issued:

•	only in fully registered form;

•	without interest coupons; and

•	unless we indicate otherwise in your prospectus supplement, in denominations of $1,000 and integral multiples of $1,000.

Holders may exchange their debt securities for debt securities of smaller denominations (subject to the limit above) or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed. You may not exchange your debt securities for securities of a different series or having different terms, unless your prospectus supplement says you may.

Description of Debt Securities We May Offer

Holders may exchange or transfer their debt securities at the office of the trustee. They may also replace lost, stolen, destroyed or mutilated debt securities at that office. We have appointed the trustee to act as our agent for registering debt securities in the names of holders and transferring and replacing debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their debt securities, but they may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may require an indemnity before replacing any debt securities.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If the debt securities of any series are redeemable and we redeem less than all those debt securities, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing or during any other period specified in the applicable prospectus supplement, in order to freeze the list of holders who will receive the mailing. We may also refuse to register transfers of or exchange any debt security selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

The rules for exchange described above apply to exchanges of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the applicable prospectus supplement.

Payment Mechanics for Debt Securities

Who Receives Payments?

If interest is due on a debt security on an interest payment date, we will pay the interest to the person in whose name the debt security is registered at the close of business on the regular record date described below relating to the interest payment date. If interest is due at maturity but on a day that is not an interest payment date, we will pay the interest to the person entitled to receive the principal of the debt security. If principal or another amount besides interest is due on a debt security at maturity, we will pay the amount to the holder of the debt security against surrender of the debt security at a proper place of payment (or, in the case of a global debt security, in accordance with the applicable policies of the depositary).

Payment Dates and Regular Record Dates for Interest

Unless we specify otherwise in the applicable prospectus supplement, interest on any fixed rate debt security will be payable semiannually each May 15 and November 15 and at maturity, and the regular record date relating to an interest payment date for any fixed rate debt security will be the May 1 or November 1 next preceding that interest payment date. The regular record date relating to an interest payment date for any floating rate debt security will be the 15th calendar day before that interest payment date. These record dates will apply whether or not a particular record date is a business day. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.

Description of Debt Securities We May Offer

The term “business day” means, for any debt security, a day that meets all the following applicable requirements:

•	for all debt securities, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close and that satisfies any other criteria specified in your prospectus supplement;

•	if the debt security is a floating rate debt security whose interest rate is based on LIBOR, is also a day on which dealings in the relevant index currency specified in the applicable prospectus supplement are transacted in the London interbank market;

•	if the debt security has a specified currency other than U.S. dollars or euros, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency;

➢	if the debt security either is a floating rate debt security whose interest rate is based on EURIBOR or has a specified currency of euros, is also a day on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) System, or any successor system, is open for business;

➢	if the debt security is held through Euroclear, is also not a day on which banking institutions in Brussels, Belgium are generally authorized or obligated by law, regulation or executive order to close; and

➢	if the debt security is held through Clearstream, is also not a day on which banking institutions in Luxembourg are generally authorized or obligated by law, regulation or executive order to close.

How We Will Make Payments Due in U.S. Dollars

We will follow the practices described in this subsection when paying amounts due in U.S. dollars. Payments of amounts due in other currencies will be made as described in the next subsection.

Payments on Global Debt Securities.  We will make payments on a global debt security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will pay directly to the depositary, or its nominee, and not to any indirect owners who own beneficial interests in the global debt security. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depositary and its participants, as described under “Legal Ownership and Book-Entry Issuance—What Is a Global Security?”

Payments on Non-Global Debt Securities.  We will make payments on a debt security in non-global, registered form as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all other payments by check at the paying agent described below, against surrender of the debt security. All payments by check will be made in next-day funds—that is, in funds that become available on the day after the check is cashed.

Alternatively, if a non-global debt security has a face amount of at least $1,000,000 and the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request wire payment, the holder must give the paying agent appropriate wire transfer instructions at least five business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. In the case of any other payment, payment will be made only after the debt security is surrendered to the paying agent. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Description of Debt Securities We May Offer

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive payments on their debt securities.

How We Will Make Payments Due in Other Currencies

We will follow the practices described in this subsection when paying amounts that are due in a specified currency other than U.S. dollars.

Payments on Global Debt Securities.  We will make payments on a global debt security in accordance with the applicable policies of the depositary as in effect from time to time. We understand that these policies, as currently in effect at DTC, are as follows:

Unless otherwise indicated in your prospectus supplement, if you are an indirect owner of global debt securities denominated in a specified currency other than U.S. dollars and if you have the right to elect to receive payments in that other currency and you do make that election, you must notify the participant through which your interest in the global debt security is held of your election:

•	on or before the applicable regular record date, in the case of a payment of interest, or

•	on or before the 16th day prior to stated maturity, or any redemption or repayment date, in the case of payment of principal or any premium.

You may elect to receive all or only a portion of any interest, principal or premium payment in a specified currency other than U.S. dollars.

Your participant must, in turn, notify DTC of your election on or before the third DTC business day after that regular record date, in the case of a payment of interest, and on or before the 12th DTC business day prior to stated maturity, or on the redemption or repayment date if your debt security is redeemed or repaid earlier, in the case of a payment of principal or any premium.

DTC, in turn, will notify the paying agent of your election in accordance with DTC’s procedures.

If complete instructions are received by the participant and forwarded by the participant to DTC, and by DTC to the paying agent, on or before the dates noted above, the paying agent, in accordance with DTC’s instructions, will make the payments to you or your participant by wire transfer of immediately available funds to an account maintained by you or your participant with a bank located in the country issuing the specified currency or in another jurisdiction acceptable to us and the paying agent.

If the foregoing steps are not properly completed, we expect DTC to inform the paying agent that payment is to be made in U.S. dollars. In that case, we or our agent will convert the payment to U.S. dollars in the manner described below under “—Conversion to U.S. Dollars.” We expect that we or our agent will then make the payment in U.S. dollars to DTC, and that DTC in turn will pass it along to its participants.

Book-entry and other indirect holders of a global debt security denominated in a currency other than U.S. dollars should consult their banks or brokers for information on how to request payment in the specified currency.

Payments on Non-Global Debt Securities.  Except as described in the second to last paragraph under this heading, we will make payments on debt securities in non-global form in the applicable specified currency. We will make these payments by wire transfer of immediately available funds to any account that is maintained in the applicable specified currency at a bank designated by the holder and is acceptable to us and the trustee. To designate an account for wire payment, the holder must give the paying agent appropriate wire instructions at least five business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the regular record date. In the case of any other payment, the payment will be made only after the debt security is surrendered to the paying agent. Any instructions,

Description of Debt Securities We May Offer

once properly given, will remain in effect unless and until new instructions are properly given in the manner described above.

If a holder fails to give instructions as described above, we will notify the holder at the address in the trustee’s records and will make the payment within five business days after the holder provides appropriate instructions. Any late payment made in these circumstances will be treated under the debt indenture as if made on the due date, and no interest will accrue on the late payment from the due date to the date paid.

Although a payment on a debt security in non-global form may be due in a specified currency other than U.S. dollars, we will make the payment in U.S. dollars if the holder asks us to do so. To request U.S. dollar payment, the holder must provide appropriate written notice to the trustee at least five business days before the next due date for which payment in U.S. dollars is requested. In the case of any interest payment due on an interest payment date, the request must be made by the person who is the holder on the regular record date. Any request, once properly made, will remain in effect unless and until revoked by notice properly given in the manner described above.

Indirect owners of a non-global debt security with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

Conversion to U.S. Dollars.  When we are asked by a holder to make payments in U.S. dollars of an amount due in another currency, either on a global debt security or a non-global debt security as described above, we will determine the U.S. dollar amount the holder receives as follows. The exchange rate agent described below will request currency bid quotations expressed in U.S. dollars from three or, if three are not available, then two, recognized foreign exchange dealers in New York City, any of which may be the exchange rate agent, which may be UBS Securities LLC, an affiliate of UBS, as of 11:00 A.M., New York City time, on the second business day before the payment date. Currency bid quotations will be requested on an aggregate basis, for all holders of debt securities requesting U.S. dollar payments of amounts due on the same date in the same specified currency. The U.S. dollar amount the holder receives will be based on the highest acceptable currency bid quotation received by the exchange rate agent. If the exchange rate agent determines that at least two acceptable currency bid quotations are not available on that second business day, the payment will be made in the specified currency.

To be acceptable, a quotation must be given as of 11:00 A.M., New York City time, on the second business day before the due date and the quoting dealer must commit to execute a contract at the quotation in the total amount due in that currency on all series of debt securities. If some but not all of the relevant debt securities are LIBOR debt securities or EURIBOR debt securities, the second preceding business day will be determined for this purpose as if none of those debt securities were LIBOR debt securities or EURIBOR debt securities.

A holder that requests payment in U.S. dollars will bear all associated currency exchange costs, which will be deducted from the payment.

When the Specified Currency Is Not Available.  If we are obligated to make any payment in a specified currency other than U.S. dollars, and the specified currency or any successor currency is not available to us or cannot be paid to you due to circumstances beyond our control—such as the imposition of exchange controls or a disruption in the currency markets—we will be entitled to satisfy our obligation to make the payment in that specified currency by making the payment in U.S. dollars, on the basis specified in the applicable prospectus supplement.

For a specified currency other than U.S. dollars, the exchange rate will be the noon buying rate for cable transfers of the specified currency in New York City as quoted by the Federal Reserve Bank of New York on the then-most recent day on which that bank has quoted that rate.

Description of Debt Securities We May Offer

The foregoing will apply to any debt security, whether in global or non-global form, and to any payment, including a payment at maturity. Any payment made under the circumstances and in a manner described above will not result in a default under any debt security or the debt indenture.

Exchange Rate Agent.  If we issue a debt security in a specified currency other than U.S. dollars, we will appoint a financial institution to act as the exchange rate agent and will name the institution initially appointed when the debt security is originally issued in the applicable prospectus supplement. We may select UBS Securities LLC or another of our affiliates to perform this role. We may change the exchange rate agent from time to time after the original issue date of the debt security without your consent and without notifying you of the change.

All determinations made by the exchange rate agent will be at its sole discretion unless we state in your prospectus supplement that any determination is subject to our approval. In the absence of manifest error, those determinations will be conclusive for all purposes and binding on you and us, without any liability on the part of the exchange rate agent.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Unless specified otherwise in the applicable prospectus supplement, payments postponed to the next business day in this situation will be treated under the debt indenture as if they were made on the original due date. Postponement of this kind will not result in a default under any debt security or the debt indenture, and no interest will accrue on the postponed amount from the original due date to the next day that is a business day. The term business day has a special meaning, which we describe above under “—Payment Dates and Regular Record Dates for Interest.”

Paying Agent

We may appoint one or more financial institutions to act as our paying agents, at whose designated offices debt securities in non-global entry form may be surrendered for payment at their maturity. We call each of those offices a paying agent. We may add, replace or terminate paying agents from time to time. We may also choose to act as our own paying agent. Initially, we have appointed the trustee, at its corporate trust office in New York City, as the paying agent. We must notify the trustee of changes in the paying agents.

Settlement Mechanics

The settlement mechanics applicable to debt securities calling for physical settlement will be described in the applicable prospectus supplement.

Unclaimed Payments

Regardless of who acts as paying agent, all money paid by us to a paying agent that remains unclaimed at the end of two years after the amount is due to a holder will be repaid to us. After that two-year period, the holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Notices

Notices to be given to holders of a global debt security will be given only to the depositary, in accordance with its applicable policies as in effect from time to time. Notices to be given to holders of debt securities not in global form will be sent by mail to the respective addresses of the holders as they appear in the trustee’s records, and will be deemed given when mailed. Neither the failure to give any

Description of Debt Securities We May Offer

notice to a particular holder, nor any defect in a notice given to a particular holder, will affect the sufficiency of any notice given to another holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive notices.

Our Relationship with the Trustee

U.S. Bank Trust National Association has provided commercial banking and other services for us and our affiliates in the past and may do so in the future. Among other things, U.S. Bank Trust National Association holds debt securities issued by us and serves as trustee or agent with regard to other obligations of UBS or its subsidiaries.

U.S. Bank Trust National Association is serving as the trustee for the debt securities and the warrants issued under our warrant indenture. Consequently, if an actual or potential event of default occurs with respect to any of these securities, the trustee may be considered to have a conflicting interest for purposes of the Trust Indenture Act of 1939. In that case, the trustee may be required to resign under one or more of the indentures, and we would be required to appoint a successor trustee. For this purpose, a “potential” event of default means an event that would be an event of default if the requirements for giving us default notice or for the default having to exist for a specific period of time were disregarded.

Description of Warrants We May Offer

Please note that in this section entitled “Description of Warrants We May Offer,” references to UBS AG, we, our and us refer only to UBS AG and not to its consolidated subsidiaries. Also, in this section, references to “holders” mean those who own warrants registered in their own names, on the books that we or the trustee or warrant agent, as applicable, maintain for this purpose, and not those who own beneficial interests in warrants registered in street name or in warrants issued in book-entry form through one or more depositaries. Owners of beneficial interests in the warrants should read the section below entitled “Legal Ownership and Book-Entry Issuance.”

We May Issue Many Series of Warrants

We may issue warrants that are debt warrants or universal warrants. We may offer warrants separately or together with other warrants or with our debt securities.

We may issue warrants in such amounts or in as many distinct series as we wish. We will issue each series of warrants under either the warrant indenture between UBS and U.S. Bank Trust National Association, or a warrant agreement, to be entered into before the first issuance of warrants under such warrant agreement, between UBS and a warrant agent to be named in the prospectus supplement applicable to the first series of warrants to be issued pursuant to such a warrant agreement. This section summarizes terms of the warrant indenture and warrant agreements and terms of the warrants that apply generally to all series of warrants. Most of the financial and other specific terms of your warrant will be described in the prospectus supplement accompanying this prospectus. Those terms may vary from the terms described here.

As you read this section, please remember that the specific terms of your warrant as described in your prospectus supplement will supplement and, if applicable, may modify or replace the general terms described in this section. If there are differences between your prospectus supplement and this prospectus, your prospectus supplement will control. Thus, the statements we make in this section may not apply to your warrant.

When we refer to a series of warrants, we mean all warrants issued as part of the same series under the warrant indenture or warrant agreement. When we refer to your prospectus supplement, we mean the prospectus supplement describing the specific terms of the warrant you purchase. The terms used in your prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Types of Warrants

We may issue any of the following types of warrants:

Debt Warrants

We may issue warrants for the purchase of our debt securities on terms to be determined at the time of sale. We refer to this type of warrant as a “debt warrant.”

Universal Warrants

We may also issue warrants, on terms to be determined at the time of sale, for the purchase or sale of, or whose cash value is determined by reference to the performance, level or value of, one or more of the following:

•	securities of one or more issuers other than UBS AG;

•	one or more currencies;

Description of Warrants We May Offer

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

We refer to this type of warrant as a “universal warrant.” We refer to each property described above as a “warrant property.”

We may satisfy our obligations, if any, and the holder of a universal warrant may satisfy its obligations, if any, with respect to any universal warrants by delivering:

•	the warrant property;

•	the cash value of the warrant property; or

•	the cash value of the warrants determined by reference to the performance, level or value of the warrant property.

The applicable prospectus supplement will describe what we may deliver to satisfy our obligations, if any, and what the holder of a universal warrant may deliver to satisfy its obligations, if any, with respect to any universal warrants.

Information In Your Prospectus Supplement

All Warrants

Your prospectus supplement will describe the specific terms of your warrant, which will include some or all of the following:

•	the specific designation and aggregate number of, and the price at which we will issue, the warrants;

•	the currency with which the warrants may be purchased;

•	the warrant indenture or warrant agreement under which we will issue the warrants;

•	the date on which the right to exercise the warrants will begin and the date on which that right will expire or, if you may not continuously exercise the warrants throughout that period, the specific date or dates on which you may exercise the warrants;

•	whether the warrants will be issued in fully registered form or bearer form, in global or non-global form or in any combination of these forms;

•	the identities of the warrant agent, any depositaries and any paying, transfer, calculation or other agents for the warrants;

•	any securities exchange or quotation system on which the warrants or any securities deliverable upon exercise of the warrants may be listed;

•	whether the warrants are to be sold separately or with other securities; and

•	any other terms of the warrants.

If we issue warrants together with any other warrants or any debt securities, the applicable prospectus supplement will specify whether the warrants will be separable from the other securities before the warrants’ expiration date.

No holder of a warrant will have any rights of a holder of the warrant property purchasable under the warrant.

Description of Warrants We May Offer

An investment in a warrant may involve special risks, including risks associated with indexed securities and currency-related risks if the warrant or the warrant property is linked to an index or is payable in or otherwise linked to a non-U.S. dollar currency. We describe some of these risks below under “Considerations Relating to Indexed Securities” and “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency.”

We and our affiliates may resell warrants in market-making transactions after their initial issuance. We discuss these transactions above under “Description of Debt Securities We May Offer—Information in Your Prospectus Supplement.”

Debt Warrants

If you purchase debt warrants, your prospectus supplement may contain, where applicable, the following additional information about your warrants:

•	the designation, aggregate principal amount, currency and terms of the debt securities that may be purchased upon exercise of the debt warrants;

•	the exercise price and whether the exercise price may be paid in cash, by the exchange of any debt warrants or other securities or both and the method of exercising the debt warrants; and

•	the designation, terms and amount of debt securities, if any, to be issued together with each of the debt warrants and the date, if any, after which the debt warrants and debt securities will be separately transferable.

Universal Warrants

If you purchase universal warrants, your prospectus supplement may contain, where applicable, the following additional information about your warrants:

•	whether the universal warrants are put warrants or call warrants, including in either case warrants that may be settled by means of net cash settlement or cashless exercise, or any other type of warrants;

•	the money or warrant property, and the amount or method for determining the amount of money or warrant property, payable or deliverable upon exercise of each universal warrant;

•	the price at which and the currency with which the warrant property may be purchased or sold upon the exercise of each universal warrant, or the method of determining that price;

•	whether the exercise price may be paid in cash, by the exchange of any universal warrants or other securities or both, and the method of exercising the universal warrants; and

•	whether the exercise of the universal warrants is to be settled in cash or by delivery of the warrant property or both and whether settlement will occur on a net basis or a gross basis.

This Section Is Only a Summary

The warrant indenture or warrant agreement and its associated documents, including your warrant, contain the full legal text of the matters described in this section and your prospectus supplement. We have filed a copy of the warrant indenture with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy of it. We will describe the warrant agreement under which we issue any warrants in the applicable prospectus supplement, and we will file that agreement with the SEC as an exhibit to an amendment to the registration statement of which this prospectus is a part or as an exhibit to a Form 6-K and incorporated herein by reference. See “Where You Can Find More Information” above for information on how to obtain a copy of a warrant agreement when it is filed.

Description of Warrants We May Offer

This section and your prospectus supplement summarize all the material terms of the warrant indenture or warrant agreement and your warrant. They do not, however, describe every aspect of the warrant indenture or warrant agreement and your warrant. For example, in this section and in your prospectus supplement, we use terms that have been given special meaning in the warrant indenture or warrant agreement, but we describe the meaning for only the more important of those terms.

The Warrant Indenture

We may issue universal warrants under the warrant indenture. Warrants of this kind will not be secured by any property or assets of UBS or its subsidiaries. Thus, by owning a warrant issued under the warrant indenture, you hold one of our unsecured obligations.

The warrants issued under the warrant indenture will be contractual obligations of UBS and will rank equally with all of our other unsecured contractual obligations and unsecured and unsubordinated debt. The warrant indenture does not limit our ability to incur additional contractual obligations or debt.

The warrant indenture is a contract between us and U.S. Bank Trust National Association, which acts as trustee. The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are limitations on the extent to which the trustee acts on your behalf, which we describe later under “—Default, Remedies and Waiver of Default.”

•	Second, the trustee performs administrative duties for us, such as sending you payments and notices.

We May Issue Many Series of Warrants Under the Warrant Indenture

We may issue as many distinct series of warrants under the warrant indenture as we wish. This section summarizes terms of the warrants that apply generally to all series issued under the warrant indenture. The provisions of the warrant indenture allow us not only to issue warrants with terms different from those of warrants previously issued under the warrant indenture, but also to “reopen” a previous issue of a series of warrants and issue additional warrants of that series.

Amounts That We May Issue

The warrant indenture does not limit the aggregate number of warrants that we may issue or the number of series or the aggregate amount of any particular series. We may issue warrants and other securities at any time without your consent and without notifying you.

The warrant indenture and the warrants do not limit our ability to incur other contractual obligations or indebtedness or to issue other securities. Also, the terms of the warrants do not impose financial or similar restrictions on us.

Expiration Date and Payment or Settlement Date

The term “expiration date” with respect to any warrant means the date on which the right to exercise the warrant expires. The term “payment or settlement date” with respect to any warrant means the date when any money or warrant property with respect to that warrant becomes payable or deliverable upon exercise or redemption of that warrant in accordance with its terms.

Governing Law

The warrant indenture is, and the warrants issued under it will be, governed by New York law.

Description of Warrants We May Offer

Currency of Warrants

Amounts that become due and payable on your warrant will be payable in a currency, composite currency, basket of currencies or currency unit or units specified in your prospectus supplement. We refer to this currency, composite currency, basket of currencies or currency unit or units as a “specified currency.” The specified currency for your warrant will be U.S. dollars, unless your prospectus supplement states otherwise. You will have to pay for your warrant by delivering the requisite amount of the specified currency to UBS Securities LLC, UBS Financial Services Inc. or another firm that we name in your prospectus supplement, unless other arrangements have been made between you and us or you and that firm. We will make payments on your warrants in the specified currency, except as described below in “—Payment Mechanics for Warrants.” See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” below for more information about risks of investing in warrants of this kind.

Redemption

We will not be entitled to redeem your warrant before its expiration date unless your prospectus supplement specifies a redemption commencement date.

If your prospectus supplement specifies a redemption commencement date, it will also specify one or more redemption prices. It may also specify one or more redemption periods during which the redemption prices relating to a redemption of warrants during those periods will apply.

If your prospectus supplement specifies a redemption commencement date, your warrant will be redeemable at our option at any time on or after that date or at a specified time or times. If we redeem your warrant, we will do so at the specified redemption price. If different prices are specified for different redemption periods, the price we pay will be the price that applies to the redemption period during which your warrant is redeemed.

If we exercise an option to redeem any warrant, we will give to the trustee and holders written notice of the redemption price of the warrant to be redeemed, not less than 10 days nor more than 60 days before the applicable redemption date or within any other period before the applicable redemption date specified in the applicable prospectus supplement. We will give the notice in the manner described below in “—Notices.”

We or our affiliates may purchase warrants from investors who are willing to sell from time to time, either in the open market at prevailing prices or in private transactions at negotiated prices. Warrants that we or they purchase may, at our discretion, be held, resold or cancelled.

Mergers and Similar Transactions

We are generally permitted to merge or consolidate with another corporation or other entity. We are also permitted to sell our assets substantially as an entirety to another corporation or other entity. With regard to any series of warrants, however, we may not take any of these actions unless all the following conditions are met:

•	If the successor entity in the transaction is not UBS, the successor entity must be organized as a corporation, partnership or trust and must expressly assume our obligations under the warrants of that series and the warrant indenture. The successor entity may be organized under the laws of any jurisdiction, whether in Switzerland or elsewhere.

•	Immediately after the transaction, no default under the warrants of that series has occurred and is continuing. For this purpose, “default under the warrants of that series” means an event of default with respect to that series or any event that would be an event of default with respect to that series if the requirements for giving us default notice and for our default having to continue for a specific

Description of Warrants We May Offer

period of time were disregarded. We describe these matters below under “—Default, Remedies and Waiver of Default.”

If the conditions described above are satisfied with respect to the warrants of any series, we will not need to obtain the approval of the holder of those warrants in order to merge or consolidate or to sell our assets. Also, these conditions will apply only if we wish to merge or consolidate with another entity or sell our assets substantially as an entirety to another entity. We will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another entity, any transaction that involves a change of control of UBS but in which we do not merge or consolidate and any transaction in which we sell less than substantially all our assets.

Also, if we merge, consolidate or sell our assets substantially as an entirety and the successor is a non- Swiss entity, neither we nor any successor would have any obligation to compensate you for any resulting adverse tax consequences relating to your warrants.

Default, Remedies and Waiver of Default

You will have special rights if an event of default with respect to your warrant occurs and is continuing, as described in this subsection.

Events of Default.  Unless your prospectus supplement says otherwise, when we refer to an event of default with respect to any series of warrants issued under the warrant indenture, we mean that, upon satisfaction by the holder of the warrant of all conditions precedent to our relevant obligation or covenant to be satisfied by the holder, any of the following occurs:

•	We do not pay any money or deliver any warrant property with respect to that warrant on the payment or settlement date in accordance with the terms of that warrant;

•	We remain in breach of any covenant we make in the warrant indenture for the benefit of the holder of that warrant for 60 days after we receive a notice of default stating that we are in breach and requiring us to remedy the breach. The notice must be sent by the trustee or the holders of at least 10% in number of the relevant series of warrants;

•	We file for bankruptcy or certain other bankruptcy, insolvency or reorganization events relating to UBS occur.

•	If the applicable prospectus supplement states that any additional event of default applies to the series, that event of default occurs.

If we do not pay any money or deliver any warrant property when due with respect to a particular warrant of a series, as described in the first bullet point above, that failure to make a payment or delivery will not constitute an event of default with respect to any other warrant of the same series or any other series.

Remedies If an Event of Default Occurs.  If an event of default occurs with respect to any series of warrants issued under the warrant indenture, the trustee will have special duties. In that situation, the trustee will be obligated to use those of its rights and powers under the warrant indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Except as described in the prior paragraph, the trustee is not required to take any action under the warrant indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an indemnity. If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in number of all warrants of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal

Description of Warrants We May Offer

action seeking any remedy available to the trustee. These majority holders may also direct the trustee in performing any other action under the warrant indenture with respect to the warrants of that series.

Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to any warrant issued under the warrant indenture, all of the following must occur:

•	The holder of your warrant must give the trustee written notice that an event of default has occurred, and the event of default must not have been cured or waived.

•	The holders of not less than 25% in number of all warrants of your series must make a written request that the trustee take action because of the default, and they or other holders must offer to the trustee indemnity reasonably satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after the above steps have been taken.

•	During those 60 days, the holders of a majority in number of the warrants of your series must not have given the trustee directions that are inconsistent with the written request of the holders of not less than 25% in number of the warrants of your series.

You are, however, entitled at any time to bring a lawsuit for the payment of any money or delivery of any warrant property due on your warrant on or after its payment or settlement date.

Waiver of Default.  The holders of not less than a majority in number of the warrants of any series may waive a default for all warrants of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a default in payment of any money or delivery of any warrant property due on any warrant, however, without the approval of the particular holder of that warrant.

We Will Give the Trustee Information About Defaults Annually.  We will furnish to the trustee every year a written statement of two of our officers certifying that to their knowledge we are in compliance with the warrant indenture and the warrants issued under it, or else specifying any default under the indenture.

Book-entry and other indirect owners should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee. Book-entry and other indirect owners are described below under “Legal Ownership and Book-Entry Issuance.”

Modification and Waiver of Covenants

There are three types of changes we can make to the warrant indenture and the warrants of any series issued under the warrant indenture.

Changes Requiring Each Holder’s Approval.  First, there are changes that cannot be made without the approval of each holder of a warrant affected by the change. Here is a list of those types of changes:

•	change the exercise price of the warrant;

•	change the terms of any warrant with respect to the payment or settlement date of the warrant;

•	reduce the amount of money payable or reduce the amount or change the kind of warrant property deliverable upon the exercise of the warrant or any premium payable upon redemption of the warrant;

•	change the currency of any payment on a warrant;

•	change the place of payment on a warrant;

•	permit redemption of a warrant if not previously permitted;

Description of Warrants We May Offer

•	impair a holder’s right to exercise its warrant, or sue for payment of any money payable or delivery of any warrant property deliverable with respect to its warrant on or after the payment or settlement date or, in the case of redemption, the redemption date;

•	if any warrant provides that the holder may require us to repurchase the warrant, impair the holder’s right to require repurchase of the warrant;

•	reduce the percentage in number of the warrants of any one or more affected series, taken separately or together, as applicable, the approval of whose holders is needed to change the indenture or those warrants;

•	reduce the percentage in number of the warrants of any one or more affected series, taken separately or together, as applicable, the consent of whose holders is needed to waive our compliance with the indenture or to waive defaults; and

•	change the provisions of the indenture dealing with modification and waiver in any other respect, except to increase any required percentage referred to above or to add to the provisions that cannot be changed or waived without approval of the holder of each affected warrant.

Changes Not Requiring Approval of Holders.  The second type of change does not require any approval by holders of the warrants of an affected series. These changes are limited to clarifications and changes that would not adversely affect the warrants of that series in any material respect. Nor do we need any approval to make changes that affect only warrants to be issued under the warrant indenture after the changes take effect.

We may also make changes or obtain waivers that do not adversely affect a particular warrant, even if they affect other warrants. In those cases, we do not need to obtain the approval of the holder of that warrant; we need only obtain any required approvals from the holders of the affected warrants.

Changes Requiring Majority Approval.  Any other change to the warrant indenture and the warrants issued under the warrant indenture would require the following approval:

•	If the change affects only the warrants of a particular series, it must be approved by the holders of a majority in number of the warrants of that series.

•	If the change affects the warrants of more than one series issued under the warrant indenture, it must be approved by the holders of a majority in number of all series affected by the change, with the warrants of all the affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The same majority approval would be required for us to obtain a waiver of any of our covenants in the warrant indenture. If the holders approve a waiver of a covenant, we will not have to comply with that covenant. The holders, however, cannot approve a waiver of any provision in a particular warrant, or in the warrant indenture as it affects that warrant, that we cannot change without the approval of the holder of that warrant as described above in “—Changes Requiring Each Holder’s Approval,” unless that holder approves the waiver.

Book-entry and other indirect owners should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the warrant indenture or any warrants or request a waiver.

Special Rules for Action by Holders

When holders take any action under the warrant indenture, such as giving a notice of default, approving any change or waiver or giving the trustee an instruction, we will apply the following rules.

Description of Warrants We May Offer

Only Outstanding Warrants Are Eligible.  Only holders of outstanding warrants of the applicable series will be eligible to participate in any action by holders of warrants of that series. Also, we will count only outstanding warrants in determining whether the various percentage requirements for taking action have been met. For these purposes, a warrant will not be “outstanding”:

•	if it has been surrendered for cancellation;

•	if it has been called for redemption;

•	if we have deposited or set aside, in trust for its holder, money or warrant property for its payment or settlement; or

•	if we or one of our affiliates, such as UBS Securities LLC or UBS Financial Services Inc., is the beneficial owner.

Determining Record Dates for Action by Holders.  We will generally be entitled to set any day as a record date for the purpose of determining the holders that are entitled to take action under the warrant indenture. In certain limited circumstances, only the trustee will be entitled to set a record date for action by holders. If we or the trustee set a record date for an approval or other action to be taken by holders, that vote or action may be taken only by persons or entities who are holders on the record date and must be taken during the period that we specify for this purpose, or that the trustee specifies if it sets the record date. We or the trustee, as applicable, may shorten or lengthen this period from time to time. This period, however, may not extend beyond the 180th day after the record date for the action. In addition, record dates for any global warrant may be set in accordance with procedures established by the depositary from time to time. Accordingly, record dates for global warrants may differ from those for other warrants.

Notices

Notices to be given to holders of a global warrant will be given only to the depositary, in accordance with its applicable policies as in effect from time to time. Notices to be given to holders of warrants not in global form will be sent by mail to the respective addresses of the holders as they appear in the trustee’s records, and will be deemed given when mailed. Neither the failure to give any notice to a particular holder, nor any defect in a notice given to a particular holder, will affect the sufficiency of any notice given to another holder.

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive notices.

The Warrant Agreements

We may issue debt warrants and some universal warrants in one or more series and under one or more warrant agreements, each to be entered into between us and a bank, trust company or other financial institution as warrant agent. We may add, replace or terminate warrant agents from time to time. We may also choose to act as our own warrant agent. We will describe the warrant agreement under which we issue any warrants in the applicable prospectus supplement, and we will file that agreement with the SEC as an exhibit to an amendment to the registration statement of which this prospectus is a part or as an exhibit to a Form 6-K and incorporated herein by reference. See “Where You Can Find More Information” above for information on how to obtain a copy of a warrant agreement when it is filed.

We may also issue universal warrants under the warrant indenture. For these warrants, the applicable provisions of the warrant indenture described above would apply instead of the provisions described in this section.

Description of Warrants We May Offer

Enforcement of Rights

The warrant agent under a warrant agreement will act solely as our agent in connection with the warrants issued under that agreement. The warrant agent will not assume any obligation or relationship of agency or trust for or with any holders of those warrants. Any holder of warrants may, without the consent of any other person, enforce by appropriate legal action, on its own behalf, its right to exercise those warrants in accordance with their terms. No holder of any warrant will be entitled to any rights of a holder of the debt securities or any other warrant property purchasable upon exercise of the warrant, including any right to receive payments on those debt securities or other warrant property or to enforce any covenants or rights in the relevant indenture or any other agreement.

Warrant Agreement Will Not Be Qualified Under Trust Indenture Act

No warrant agreement will be qualified as an indenture, and no warrant agent will be required to qualify as a trustee, under the Trust Indenture Act. Therefore, holders of warrants issued under a warrant agreement will not have the protection of the Trust Indenture Act with respect to their warrants.

Modification and Waiver of Covenants

There are three types of changes we can make to the warrants of any series and the related warrant agreement.

Changes Requiring Each Holder’s Approval.  We may not amend any particular warrant or a warrant agreement with respect to any particular warrant unless we obtain the consent of the holder of that warrant, if the amendment would:

•	change the exercise price of the warrant;

•	change the kind or reduce the amount of the warrant property or other consideration receivable upon exercise, cancellation or expiration of the warrant, except as permitted by the antidilution or other adjustment provisions of the warrant;

•	shorten, advance or defer the period of time during which the holder may exercise the warrant or otherwise impair the holder’s right to exercise the warrant; or

•	reduce the percentage of outstanding, unexpired warrants of any series or class the consent of whose holders is required to amend the series or class, or the applicable warrant agreement with regard to that series or class, as described below.

Changes Not Requiring Approval of Holders.  We and the applicable warrant agent may amend any warrant or warrant agreement without the consent of any holder:

•	to cure any ambiguity;

•	to cure, correct or supplement any defective or inconsistent provision; or

•	to make any other change that we believe is necessary or desirable and will not adversely affect the interests of the affected holders in any material respect.

We do not need any approval to make changes that affect only warrants to be issued after the changes take effect. We may also make changes that do not adversely affect a particular warrant in any material respect, even if they adversely affect other warrants in a material respect. In those cases, we do not need to obtain the approval of the holder of the unaffected warrant; we need only obtain any required approvals from the holders of the affected warrants.

Description of Warrants We May Offer

Changes Requiring Majority Approval.  Any other change to a particular warrant agreement and the warrants issued under that agreement would require the following approval:

•	If the change affects only the warrants of a particular series issued under that agreement, the change must be approved by the holders of a majority of the outstanding, unexpired warrants of that series.

•	If the change affects the warrants of more than one series issued under that agreement, the change must be approved by the holders of a majority of all outstanding, unexpired warrants of all series affected by the change, with the warrants of all the affected series voting together as one class for this purpose.

In each case, the required approval must be given in writing.

Mergers and Similar Transactions Are Permitted; No Restrictive Covenants or Events of Default

The warrant agreements and any warrants issued under the warrant agreements will not restrict our ability to merge or consolidate with, or sell our assets to, another corporation or other entity or to engage in any other transactions. If at any time we merge or consolidate with, or sell our assets substantially as an entirety to, another corporation or other entity, the successor entity will succeed to and assume our obligations under the warrants and warrant agreements. We will then be relieved of any further obligation under the warrants and warrant agreements.

The warrant agreements and any warrants issued under the warrant agreements will not include any restrictions on our ability to put liens on our assets, including our interests in our subsidiaries, nor will they restrict our ability to sell our assets. The warrant agreements and any warrants issued under the warrant agreements also will not provide for any events of default or remedies upon the occurrence of any events of default.

Governing Law

Each warrant agreement and any warrants issued under the warrant agreement will be governed by New York law.

Form, Exchange and Transfer of Warrants

We will issue each warrant in global—i.e., book-entry—form only, unless we say otherwise in the applicable prospectus supplement. Warrants in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the warrants represented by the global security. Those who own beneficial interests in a global warrant will do so through participants in the depositary’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry securities below under “Legal Ownership and Book-Entry Issuance.” Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all warrants in global form.

If a warrant is issued as a registered global warrant, only the depositary—e.g., DTC, Euroclear and Clearstream—will be entitled to transfer and exchange the warrant as described in this subsection, since the depositary will be the sole holder of the warrant.

In addition, we will issue each warrant in registered form, unless we say otherwise in the applicable prospectus supplement. If we issue a warrant in bearer form, the applicable prospectus supplement will describe the provisions that would apply to that security.

If any warrants cease to be issued in registered global form, then unless we indicate otherwise in your prospectus supplement, they will be issued:

•	only in fully registered form; and

•	in denominations of 100 warrants and any multiple of 100 warrants.

Description of Warrants We May Offer

Holders may exchange their warrants for warrants of smaller denominations or combined into fewer warrants of larger denominations, as long as the total number of warrants is not changed.

Holders of non-global warrants may exchange or transfer their warrants at the office of the trustee or warrant agent, as applicable. They may also replace lost, stolen, destroyed or mutilated warrants at that office. We have appointed the trustee or warrant agent, as applicable, to act as our agent for registering warrants in the names of holders and transferring and replacing warrants. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their warrants, but they may be required to pay for any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may require an indemnity before replacing any warrants.

If we have the right to redeem, accelerate or settle any warrants before their expiration, and we exercise our right as to less than all those warrants, we may block the transfer or exchange of those warrants during the period beginning 15 days before the day we mail the notice of exercise and ending on the day of that mailing or during any other period specified in the applicable prospectus supplement, in order to freeze the list of holders who will receive the mailing. We may also refuse to register transfers of or exchange any warrant selected for early settlement, except that we will continue to permit transfers and exchanges of the unsettled portion of any warrant being partially settled.

If we have designated additional transfer agents for your warrant, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

The rules for exchange described above apply to exchange of warrants for other warrants of the same series and kind. If a warrant is exercisable for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of exercise will be described in the applicable prospectus supplement.

Payment Mechanics for Warrants

Who Receives Payment?

If money is due on a warrant at its payment or settlement date, we will pay the amount to the holder of the warrant against surrender of the warrant at a proper place of payment or, in the case of a global warrant, in accordance with the applicable policies of the depositary.

How We Will Make Payments Due in U.S. Dollars

We will follow the practices described in this subsection when paying amounts due in U.S. dollars. Payments of amounts due in other currencies will be made as described in the next subsection.

Payments on Global Warrants.  We will make payments on a global warrant in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will pay directly to the depositary, or its nominee, and not to any indirect owners who own beneficial interests in the global warrant. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depositary and its participants, as described in the section entitled “Legal Ownership and Book-Entry Issuance—What Is a Global Security?”.

Payments on Non-Global Warrants.  We will make payments on a warrant in non-global, registered form as follows. We will make all payments by check at the paying agent described below, against surrender of the warrant. All payments by check will be made in next-day funds—that is, in funds that become available on the day after the check is cashed.

Description of Warrants We May Offer

Alternatively, if a non-global warrant has an original issue price of at least $1,000,000 and the holder asks us to do so, we will pay any amount that becomes due on the warrant by wire transfer of immediately available funds to an account at a bank in New York City, on the payment or settlement date. To request wire payment, the holder must give the paying agent appropriate wire transfer instructions at least five business days before the requested wire payment is due. Payment will be made only after the warrant is surrendered to the paying agent.

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive payments on their warrants.

How We Will Make Payments Due in Other Currencies

We will follow the practices described in this subsection when paying amounts that are due in a specified currency other than U.S. dollars.

Payments on Global Warrants.  We will make payments on a global warrant in accordance with the applicable policies of the depositary as in effect from time to time. We understand that these policies, as currently in effect at DTC, are as follows:

Unless otherwise indicated in your prospectus supplement, if you are an indirect owner of global warrants denominated in a specified currency other than U.S. dollars and if you have the right to elect to receive payments in that other currency and do make that election, you must notify the participant through which your interest in the global warrant is held of your election on or before the 16th day before the payment or settlement date. Your participant must, in turn, notify DTC of your election on or before the 12th DTC business day before the payment or settlement date.

DTC, in turn, will notify the paying agent of your election in accordance with DTC’s procedures.

If complete instructions are received by the participant and forwarded by the participant to DTC, and by DTC to the paying agent, on or before the dates noted above, the paying agent, in accordance with DTC’s instructions, will make the payment to you or your participant by wire transfer of immediately available funds to an account maintained by you or your participant with a bank located in the country issuing the specified currency or in another jurisdiction acceptable to us and the paying agent.

If the foregoing steps are not properly completed, we expect DTC to inform the paying agent that payment is to be made in U.S. dollars. In that case, we or our agent will convert the payment to U.S. dollars in the manner described below under “—Conversion to U.S. Dollars.” We expect that we or our agent will then make the payment in U.S. dollars to DTC, and that DTC in turn will pass it along to its participants.

Book-entry and other indirect owners of a global warrant denominated in a currency other than U.S. dollars should consult their banks or brokers for information on how to request payment in the specified currency.

Payments on Non-Global Warrants.  Except as described in the second to last paragraph under this heading, we will make payments on warrants in non-global form in the applicable specified currency. We will make these payments by wire transfer of immediately available funds to any account that is maintained in the applicable specified currency at a bank designated by the holder and is acceptable to us and the trustee or warrant agent, as applicable. To designate an account for wire payment, the holder must give the paying agent appropriate wire instructions at least five business days before the requested wire payment is due. The payment will be made only after the warrant is surrendered to the paying agent.

If a holder fails to give instructions as described above, we will notify the holder at the address in the records of the trustee or warrant agent, as applicable, and will make the payment within five business days after the holder provides appropriate instructions. Any late payment made in these circumstances will be treated under the warrant indenture or warrant agreement, as applicable, as if made on the

Description of Warrants We May Offer

payment or settlement date, and no interest will accrue on the late payment from the payment or settlement date to the date paid.

Although a payment on a warrant in non-global form may be due in a specified currency other than U.S. dollars, we will make the payment in U.S. dollars if the holder asks us to do so. To request U.S. dollar payment, the holder must provide appropriate written notice to the trustee or warrant agent, as applicable, at least five business days before the payment or settlement date for which payment in U.S. dollars is requested.

Indirect owners of a non-global warrant with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

Conversion to U.S. Dollars.  When we are asked by a holder to make payments in U.S. dollars of an amount due in another currency, either on a global warrant or a non-global warrant as described above, we will determine the U.S. dollar amount the holder receives as follows. The exchange rate agent described below will request currency bid quotations expressed in U.S. dollars from three or, if three are not available, then two, recognized foreign exchange dealers in New York City, any of which may be the exchange rate agent, an affiliate of UBS, as of 11:00 A.M., New York City time, on the second business day before the payment date. Currency bid quotations will be requested on an aggregate basis, for all holders of warrants requesting U.S. dollar payments of amounts due on the same date in the same specified currency. The U.S. dollar amount the holder receives will be based on the highest acceptable currency bid quotation received by the exchange rate agent. If the exchange rate agent determines that at least two acceptable currency bid quotations are not available on that second business day, the payment will be made in the specified currency.

To be acceptable, a quotation must be given as of 11:00 A.M., New York City time, on the second business day before the due date and the quoting dealer must commit to execute a contract at the quotation in the total amount due in that currency on all series of warrants. If some but not all of the relevant warrants are LIBOR warrants or EURIBOR warrants, the second preceding business day will be determined for this purpose as if none of those warrants were LIBOR warrants or EURIBOR warrants.

A holder that requests payment in U.S. dollars will bear all associated currency exchange costs, which will be deducted from the payment.

When the Specified Currency Is Not Available.  If we are obligated to make any payment in a specified currency other than U.S. dollars, and the specified currency or any successor currency is not available to us due to circumstances beyond our control—such as the imposition of exchange controls or a disruption in the currency markets—we will be entitled to satisfy our obligation to make the payment in that specified currency by making the payment in U.S. dollars, on the basis specified in the applicable prospectus supplement.

For a specified currency other than U.S. dollars, the exchange rate will be the noon buying rate for cable transfers of the specified currency in New York City as quoted by the Federal Reserve Bank of New York on the then-most recent day on which that bank has quoted that rate.

The foregoing will apply to any warrant, whether in global or non-global form, and to any payment, including a payment at the payment or settlement date. Any payment made under the circumstances and in a manner described above will not result in a default under any warrant or the indenture.

Exchange Rate Agent.  If we issue a warrant in a specified currency other than U.S. dollars, we will appoint a financial institution to act as the exchange rate agent and will name the institution initially appointed when the warrant is originally issued in the applicable prospectus supplement. We may select UBS Securities LLC or another of our affiliates to perform this role. We may change the exchange rate agent from time to time after the original issue date of the warrant without your consent and without notifying you of the change.

Description of Warrants We May Offer

All determinations made by the exchange rate agent will be in its sole discretion unless we state in the applicable prospectus supplement that any determination requires our approval. In the absence of manifest error, those determinations will be conclusive for all purposes and binding on you and us, without any liability on the part of the exchange rate agent.

Payment When Offices Are Closed

If any payment or delivery of warrant property is due on a warrant on a day that is not a business day, we will make the payment or delivery on the next day that is a business day. Unless otherwise specified in the applicable prospectus supplement, payments or deliveries postponed to the next business day in this situation will be treated under the indenture as if they were made on the original payment or settlement date. Postponement of this kind will not result in a default under any warrant or the indenture, and no interest will accrue on the postponed amount from the original payment or settlement date to the next day that is a business day.

The term “business day” means, for any warrant, a day that meets all the following applicable requirements:

•	for all warrants, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close and that satisfies any other criteria specified in your prospectus supplement;

•	if the warrant has a specified currency other than U.S. dollars or euros, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency;

•	if the warrant is held through Euroclear, is also not a day on which banking institutions in Brussels, Belgium are generally authorized or obligated by law, regulation or executive order to close; and

•	if the warrant is held through Clearstream, is also not a day on which banking institutions in Luxembourg are generally authorized or obligated by law, regulation or executive order to close.

Paying Agent

We may appoint one or more financial institutions to act as our paying agents, at whose designated offices warrants in non-global form may be surrendered for payment at their payment or settlement date. We call each of those offices a paying agent. We may add, replace or terminate paying agents from time to time. We may also choose to act as our own paying agent. Initially, we have appointed the trustee, at its corporate trust office in New York City, as the paying agent for warrants issued under the warrant indenture. We must notify the trustee of changes in the paying agents for warrants issued under the warrant indenture.

Unclaimed Payments

Regardless of who acts as paying agent, all money paid or warrant property delivered by us to a paying agent that remains unclaimed at the end of two years after the amount is due to a holder will be repaid or redelivered to us. After that two-year period, the holder may look only to us for payment of any money or delivery of any warrant property, and not to the trustee or warrant agent, as applicable, any other paying agent or anyone else.

Payment of Additional Amounts

A relevant jurisdiction may require UBS to withhold amounts from payments on a warrant for taxes or any other governmental charges. If the relevant jurisdiction requires a withholding of this type, UBS may be required to pay you an additional amount so that the net amount you receive will be the amount specified in the warrant to which you are entitled.

Description of Warrants We May Offer

By relevant jurisdiction, we mean Switzerland or a jurisdiction in which the UBS branch through which warrants are issued is located. UBS will not have to pay additional amounts in respect of taxes or other governmental charges that are required to be deducted or withheld by any paying agent from a payment on a warrant, if such payment can be made without such deduction or withholding by any other paying agent, or in respect of taxes or other governmental charges that would not have been imposed but for

•	the existence of any present or former connection between you and the relevant jurisdiction, other than the mere holding of the warrant and the receipt of payments on it;

•	your status as an individual resident of a member state of the European Union;

•	a failure to comply with any reasonable certification, documentation, information or other reporting requirement concerning your nationality, residence, identity or connection with the relevant jurisdiction, if such compliance is required as a precondition to relief or exemption from such taxes or other governmental charges (including, without limitation, a certification that you are not resident in the relevant jurisdiction or are not an individual resident of a member state of the European Union); or

•	a change in law that becomes effective more than 30 days after a payment on the warrant becomes due and payable or on which the payment is duly provided for, whichever occurs later.

These provisions will also apply to any taxes or governmental charges imposed by any jurisdiction in which a successor to UBS is organized. The prospectus supplement relating to the warrant may describe additional circumstances in which UBS would not be required to pay additional amounts.

Calculation Agent

Calculations relating to warrants will be made by the calculation agent, an institution that we appoint as our agent for this purpose. That institution may include any affiliate of ours, such as UBS Securities LLC. The prospectus supplement for a particular warrant will name the institution that we have appointed to act as the calculation agent for that warrant as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of the warrant without your consent and without notifying you of the change.

The calculation agent’s determination of any amount of money payable or warrant property deliverable with respect to a warrant will be final and binding in the absence of manifest error.

All percentages resulting from any calculation relating to a warrant will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to a warrant will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

Legal Ownership and Book-Entry Issuance

In this section, we describe special considerations that will apply to registered securities issued in global—i.e., book-entry—form. First we describe the difference between legal ownership and indirect ownership of registered securities. Then we describe special provisions that apply to global securities.

Who is The Legal Owner of a Registered Security?

Each debt security or warrant in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. We refer to those who have securities registered in their own names, on the books that we or the trustee, warrant agent or other agent maintain for this purpose, as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those who, indirectly through others, own beneficial interests in securities that are not registered in their own names as indirect owners of those securities. As we discuss below, indirect owners are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect owners.

Book-Entry Owners

We will issue each security in book-entry form only. This means securities will be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

Under each indenture or warrant agreement, only the person in whose name a security is registered is recognized as the holder of that security. Consequently, for securities issued in global form, we will recognize only the depositary as the holder of the securities and we will make all payments on the securities, including deliveries of any property other than cash, to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

As a result, investors will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect owners, and not holders, of the securities.

Street Name Owners

In the future we may terminate a global security or issue securities initially in non-global form. In these cases, investors may choose to hold their securities in their own names or in street name. Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

For securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities and we will make all payments on those securities, including deliveries of any property other than cash, to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally

Legal Ownership and Book-Entry Issuance

required to do so. Investors who hold securities in street name will be indirect owners, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of the trustee and the obligations, if any, of any warrant agents and any other third parties employed by us, the trustee or any of those agents, run only to the holders of the securities. We do not have obligations to investors who hold indirect interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a security or has no choice because we are issuing the securities only in global form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for that payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect owners but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose—for example, to amend the indenture for a series of debt securities or warrants or the warrant agreement for a series of warrants or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of the indenture—we would seek the approval only from the holders, and not the indirect owners, of the relevant securities. Whether and how the holders contact the indirect owners is up to the holders.

When we refer to “you” in this prospectus, we mean those who invest in the securities being offered by this prospectus, whether they are the holders or only indirect owners of those securities. When we refer to “your securities” in this prospectus, we mean the securities in which you will hold a direct or indirect interest.

Special Considerations for Indirect Owners

If you hold securities through a bank, broker or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	whether and how you can instruct it to exercise any rights to purchase or sell warrant property under a warrant or to exchange or convert a security for or into other property;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a holder, if that is permitted in the future;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

What Is a Global Security?

We will issue each security in book-entry form only. Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of one or more financial institutions or clearing systems, or their nominees, which we select. A financial institution or clearing system that we select for any security for this purpose is called the “depositary” for that security. A security will usually have only one depositary but it may have more.

Legal Ownership and Book-Entry Issuance

Each series of securities will have one or more of the following as the depositaries:

•	The Depository Trust Company, New York, New York, which is known as “DTC”;

•	a financial institution holding the securities on behalf of Morgan Guaranty Trust Company of New York, acting out of its Brussels, Belgium, office, as operator of the Euroclear system, which is known as “Euroclear”;

•	a financial institution holding the securities on behalf of Clearstream Banking, société anonyme, which is known as “Clearstream”; and

•	any other clearing system or financial institution named in the applicable prospectus supplement. The depositaries named above may also be participants in one another’s systems. Thus, for example, if DTC is the depositary for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, as DTC participants.

The depositary or depositaries for your securities will be named in your prospectus supplement; if none is named, the depositary will be DTC.

A global security may represent one or any other number of individual securities. Generally, all securities represented by the same global security will have the same terms. We may, however, issue a global security that represents multiple securities of the same kind, such as debt securities, that have different terms and are issued at different times. We call this kind of global security a master global security. Your prospectus supplement will not indicate whether your securities are represented by a master global security.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only indirect interests in a global security. Indirect interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect owner of an interest in the global security.

If the prospectus supplement for a particular security indicates that the security will be issued in global form only, then the security will be represented by a global security at all times unless and until the global security is terminated. We describe the situations in which this can occur below under “—Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

As an indirect owner, an investor’s rights relating to a global security will be governed by the account rules of the depositary and those of the investor’s financial institution or other intermediary through which it holds its interest (such as Euroclear or Clearstream, if DTC is the depositary), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of securities and instead deal only with the depositary that holds the global security.

Legal Ownership and Book-Entry Issuance

If securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot require the securities to be registered in his or her own name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below.

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above under “—Who Is the Legal Owner of a Registered Security?”

•	An investor may not be able to sell interests in the securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•	The depositary’s policies will govern payments, deliveries, transfers, exchanges, notices and other matters relating to an investor’s interest in a global security, and those policies may change from time to time. We, the trustee and any warrant agents will have no responsibility for any aspect of the depositary’s policies, actions or records of ownership interests in a global security. We, the trustee and any warrant agents also do not supervise the depositary in any way.

•	The depositary will require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds and your broker or bank may require you to do so as well.

•	Financial institutions that participate in the depositary’s book-entry system and through which an investor holds its interest in the global securities, directly or indirectly, may also have their own policies affecting payments, deliveries, transfers, exchanges, notices and other matters relating to the securities, and those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, when DTC is the depositary, Euroclear or Clearstream, as applicable, will require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated

If we issue any series of securities in book-entry form but we choose to give the beneficial owners of that series the right to obtain non-global securities, any beneficial owner entitled to obtain non-global securities may do so by following the applicable procedures of the depositary, any transfer agent or registrar for that series and that owner’s bank, broker or other financial institution through which that owner holds its beneficial interest in the securities. If you are entitled to request a non-global certificate and wish to do so, you will need to allow sufficient lead time to enable us or our agent to prepare the requested certificate.

In addition, in a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-global form representing the securities it represented. After that exchange, the choice of whether to hold the securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be

Legal Ownership and Book-Entry Issuance

holders. We have described the rights of holders and street name investors above under “—Who Is the Legal Owner of a Registered Security?”

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 60 days; or

•	in the case of a global security representing debt securities or warrants issued under an indenture, if an event of default has occurred with regard to these debt securities or warrants and has not been cured or waived.

If a global security is terminated, only the depositary, and not we, the trustee for any debt securities or warrants or the warrant agent for any warrants, is responsible for deciding the names of the institutions in whose names the securities represented by the global security will be registered and, therefore, who will be the holders of those securities.

Considerations Relating to Euroclear and Clearstream

Euroclear and Clearstream are securities clearance systems in Europe. Both systems clear and settle securities transactions between their participants through electronic, book-entry delivery of securities against payment.

Euroclear and Clearstream may be depositaries for a global security. In addition, if DTC is the depositary for a global security, Euroclear and Clearstream may hold interests in the global security as participants in DTC.

As long as any global security is held by Euroclear or Clearstream as depositary, you may hold an interest in the global security only through an organization that participates, directly or indirectly, in Euroclear or Clearstream. If Euroclear or Clearstream is the depositary for a global security and there is no depositary in the United States, you will not be able to hold interests in that global security through any securities clearance system in the United States.

Payments, deliveries, transfers, exchanges, notices and other matters relating to the securities made through Euroclear or Clearstream must comply with the rules and procedures of those systems. Those systems could change their rules and procedures at any time. We have no control over those systems or their participants and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, on one hand, and participants in DTC, on the other hand, when DTC is the depositary, would also be subject to DTC’s rules and procedures.

Special Timing Considerations for Transactions in Euroclear and Clearstream

Investors will be able to make and receive through Euroclear and Clearstream payments, deliveries, transfers, exchanges, notices and other transactions involving any securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.

In addition, because of time-zone differences, U.S. investors who hold their interests in the securities through these systems and wish to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, on a particular day may find that the transaction will not be effected until the next business day in Luxembourg or Brussels, as applicable. Thus, investors who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, investors who hold their interests through both DTC and Euroclear or Clearstream may need to make special arrangements to finance any purchases or sales of their interests between the U.S. and European clearing systems, and those transactions may settle later than would be the case for transactions within one clearing system.

Considerations Relating to Indexed Securities

We use the term “indexed securities” to mean debt securities and warrants whose value is linked to an underlying property or index, including equity, commodity and credit indexed securities and equity, commodity, currency and credit linked securities. Indexed securities may present a high level of risk, and those who invest in some indexed securities may lose their entire investment. In addition, the treatment of indexed securities for U.S. federal income tax purposes is often unclear due to the absence of any authority specifically addressing the issues presented by any particular indexed security. Thus, if you propose to invest in indexed securities, you should independently evaluate the federal income tax consequences of purchasing an indexed security that apply in your particular circumstances. You should also read “U.S. Tax Considerations” for a discussion of U.S. tax matters.

Investors in Indexed Securities Could Lose Their Investment

The amount of principal and/or interest payable on an indexed debt security and the cash value or physical settlement value of a physically settled debt security and the cash value or physical settlement value of an indexed warrant will be determined by reference to the price, value or level of one or more securities, currencies, commodities or other properties, any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance, and/or one or more indices or baskets of any of these items. We refer to each of these as an “index.” The direction and magnitude of the change in the price, value or level of the relevant index will determine the amount of principal and/or interest payable on an indexed debt security and the cash value or physical settlement value of a physically settled debt security and the cash value or physical settlement value of an indexed warrant. The terms of a particular indexed debt security may or may not include a guaranteed return of a percentage of the face amount at maturity or a minimum interest rate. An indexed warrant generally will not provide for any guaranteed minimum settlement value. Thus, if you purchase an indexed security, you may lose all or a portion of the principal or other amount you invest and may receive no interest on your investment.

The Issuer of a Security or Currency That Serves as an Index Could Take Actions That May Adversely Affect an Indexed Security

The issuer of a security that serves as an index or part of an index for an indexed security will have no involvement in the offer and sale of the indexed security and no obligations to the holder of the indexed security. The issuer may take actions, such as a merger or sale of assets, without regard to the interests of the holder. Any of these actions could adversely affect the value of a security indexed to that security or to an index of which that security is a component.

If the index for an indexed security includes a non-U.S. dollar currency or other asset denominated in a non-U.S. dollar currency, the government that issues that currency will also have no involvement in the offer and sale of the indexed security and no obligations to the holder of the indexed security. That government may take actions that could adversely affect the value of the security. See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency—Government Policy Can Adversely Affect Currency Exchange Rates and an Investment in a Non-U.S. Dollar Security” below for more information about these kinds of government actions.

An Indexed Security May Be Linked to a Volatile Index, Which Could Hurt Your Investment

Some indices are highly volatile, which means that their value may change significantly, up or down, over a short period of time. The amount of principal or interest that can be expected to become payable on an indexed debt security or the expected settlement value of an indexed warrant may vary substantially from time to time. Because the amounts payable with respect to an indexed security are

Considerations Relating to Indexed Securities

generally calculated based on the value or level of the relevant index on a specified date or over a limited period of time, volatility in the index increases the risk that the return on the indexed security may be adversely affected by a fluctuation in the level of the relevant index.

The volatility of an index may be affected by political or economic events, including governmental actions, or by the activities of participants in the relevant markets. Any of these events or activities could adversely affect the value of an indexed security.

An Index to Which a Security is Linked Could Be Changed or Become Unavailable

Some indices compiled by us or our affiliates or third parties may consist of or refer to several or many different securities, commodities or currencies or other instruments or measures. The compiler of such an index typically reserves the right to alter the composition of the index and the manner in which the value or level of the index is calculated. An alteration may result in a decrease in the value of or return on an indexed security that is linked to the index. The indices for our indexed securities may include published indices of this kind or customized indices developed by us or our affiliates in connection with particular issues of indexed securities.

A published index may become unavailable, or a customized index may become impossible to calculate in the normal manner, due to events such as war, natural disasters, cessation of publication of the index or a suspension or disruption of trading in one or more securities, commodities or currencies or other instruments or measures on which the index is based. If an index becomes unavailable or impossible to calculate in the normal manner, the terms of a particular indexed security may allow us to delay determining the amount payable as principal or interest on a debt security or the settlement value of an indexed warrant, or we may use an alternative method to determine the value of the unavailable index. Alternative methods of valuation are generally intended to produce a value similar to the value resulting from reference to the relevant index. However, it is unlikely that any alternative method of valuation we use will produce a value identical to the value that the actual index would produce. If we use an alternative method of valuation for a security linked to an index of this kind, the value of the security, or the rate of return on it, may be lower than it otherwise would be.

Some indexed securities are linked to indices that are not commonly used or that have been developed only recently. The lack of a trading history may make it difficult to anticipate the volatility or other risks associated with an indexed security of this kind. In addition, trading in these indices or their underlying stocks, commodities or currencies or other instruments or measures, or options or futures contracts on these stocks, commodities or currencies or other instruments or measures, may be limited, which could increase their volatility and decrease the value of the related indexed securities or their rates of return.

We May Engage in Hedging Activities That Could Adversely Affect an Indexed Security

In order to hedge an exposure on a particular indexed security, we may, directly or through our affiliates, enter into transactions involving the securities, commodities or currencies or other instruments or measures that underlie the index for that security, or involving derivative instruments, such as swaps, options or futures, on the index or any of its component items. By engaging in transactions of this kind, we could adversely affect the value of an indexed security. It is possible that we could achieve substantial returns from our hedging transactions while the value of the indexed security may decline.

Information About Indices May Not Be Indicative of Future Performance

If we issue an indexed security, we may include historical information about the relevant index in the applicable prospectus supplement. Any information about indices that we may provide will be furnished as a matter of information only, and you should not regard the information as indicative of the range of, or trends in, fluctuations in the relevant index that may occur in the future.

Considerations Relating to Indexed Securities

We May Have Conflicts of Interest Regarding an Indexed Security

UBS Securities LLC, UBS Financial Services Inc. and our other affiliates may have conflicts of interest with respect to some indexed securities. UBS Securities LLC, UBS Financial Services Inc. and our other affiliates may engage in trading, including trading for hedging purposes, for their proprietary accounts or for other accounts under their management, in indexed securities and in the securities, commodities or currencies or other instruments or measures on which the index is based or in other derivative instruments related to the index or its component items. These trading activities could adversely affect the value of indexed securities. We and our affiliates may also issue or underwrite securities or derivative instruments that are linked to the same index as one or more indexed securities. By introducing competing products into the marketplace in this manner, we could adversely affect the value of an indexed security.

UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates may serve as calculation agent for the indexed securities and may have considerable discretion in calculating the amounts payable in respect of the securities. To the extent that UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates calculates or compiles a particular index, it may also have considerable discretion in performing the calculation or compilation of the index. Exercising discretion in this manner could adversely affect the value of an indexed security based on the index or the rate of return on the security.

Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency

If you intend to invest in a non-U.S. dollar security—e.g., a security whose principal and/or interest is payable in a currency other than U.S. dollars or that may be settled by delivery of or reference to a non-U.S. dollar currency or property denominated in or otherwise linked to a non-U.S. dollar currency—you should consult your own financial and legal advisors as to the currency risks entailed by your investment. Securities of this kind may not be an appropriate investment for investors who are unsophisticated with respect to non-U.S. dollar currency transactions.

The information in this prospectus is directed primarily to investors who are U.S. residents. Investors who are not U.S. residents should consult their own financial and legal advisors about currency-related risks particular to their investment.

An Investment in a Non-U.S. Dollar Security Involves Currency-Related Risks

An investment in a non-U.S. dollar security entails significant risks that are not associated with a similar investment in a security that is payable solely in U.S. dollars and where settlement value is not otherwise based on a non-U.S. dollar currency. These risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the various non-U.S. dollar currencies or composite currencies and the possibility of the imposition or modification of foreign exchange controls or other conditions by either the United States or non-U.S. governments. When payments are made in the non-U.S. dollar currency, the total principal plus interest in that currency may be less than the initial principal invested on a U.S. dollar basis, if converted back into U.S. dollars at the then-current spot price, despite any interest or enhanced yield that may have been earned. These risks generally depend on factors over which we have no control, such as economic and political events and the supply of and demand for the relevant currencies in the global markets.

Changes in Currency Exchange Rates Can Be Volatile and Unpredictable

Rates of exchange between the U.S. dollar and many other currencies have been highly volatile, and this volatility may continue and perhaps spread to other currencies in the future. Fluctuations in currency exchange rates could adversely affect an investment in a security denominated in, or where value is otherwise linked to, a specified currency other than U.S. dollars. Depreciation of the specified currency against the U.S. dollar could result in a decrease in the U.S. dollar-equivalent value of payments on the security, including the principal payable at maturity or settlement value payable upon exercise. That in turn could cause the market value of the security to fall. Depreciation of the specified currency against the U.S. dollar could result in a loss to the investor on a U.S. dollar basis.

Government Policy Can Adversely Affect Currency Exchange Rates and an Investment in a Non-U.S. Dollar Security

Currency exchange rates can either float or be fixed by sovereign governments. From time to time, governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rate of their currencies. Governments may also issue a new currency to replace an existing currency or alter the exchange rate or exchange characteristics by devaluation or revaluation of a currency. Thus, a special risk in purchasing non-U.S. dollar securities is that their yields or payouts could be significantly and unpredictably affected by governmental actions. Even in the absence of governmental action directly affecting currency exchange rates, political or economic developments in the country issuing the specified currency for a non-U.S. dollar security or elsewhere could lead to significant and sudden changes in the exchange rate between the U.S. dollar and the specified currency. These changes could affect the value of the security

Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar
Currency

as participants in the global currency markets move to buy or sell the specified currency or U.S. dollars in reaction to these developments.

Governments have imposed from time to time and may in the future impose exchange controls or other conditions, including taxes, with respect to the exchange or transfer of a specified currency that could affect exchange rates as well as the availability of a specified currency for a security at its maturity or on any other payment date. In addition, the ability of a holder to move currency freely out of the country in which payment in the currency is received or to convert the currency at a freely determined market rate could be limited by governmental actions.

Non-U.S. Dollar Securities May Permit Us to Make Payments in U.S. Dollars or Delay Payment If We Are Unable to Obtain the Specified Currency

Securities payable in a currency other than U.S. dollars may provide that, if the other currency is subject to convertibility, transferability, market disruption or other conditions affecting its availability at or about the time when a payment on the securities comes due because of circumstances beyond our control, we will be entitled to make the payment in U.S. dollars or delay making the payment. These circumstances could include the imposition of exchange controls or our inability to obtain the other currency because of a disruption in the currency markets. If we made payment in U.S. dollars, the exchange rate we would use would be determined in the manner described above under “Description of Debt Securities We May Offer—Payment Mechanics for Debt Securities—How We Will Make Payments Due in Other Currencies—When the Specified Currency Is Not Available” and “Description of Warrants We May Offer—Payment Mechanics for Warrants—How We Will Make Payments Due in Other Currencies—When the Specified Currency Is Not Available.” A determination of this kind may be based on limited information and would involve significant discretion on the part of our foreign exchange agent. As a result, the value of the payment in U.S. dollars an investor would receive on the payment date may be less than the value of the payment the investor would have received in the other currency if it had been available, or may be zero. In addition, a government may impose extraordinary taxes on transfers of a currency. If that happens, we will be entitled to deduct these taxes from any payment on notes payable in that currency.

We Will Not Adjust Non-U.S. Dollar Securities to Compensate for Changes in Currency Exchange
Rates

Except as described above, we will not make any adjustment or change in the terms of a non-U.S. dollar security in the event of any change in exchange rates for the relevant currency, whether in the event of any devaluation, revaluation or imposition of exchange or other regulatory controls or taxes or in the event of other developments affecting that currency, the U.S. dollar or any other currency. Consequently, investors in non-U.S. dollar securities will bear the risk that their investment may be adversely affected by these types of events.

In a Lawsuit for Payment on a Non-U.S. Dollar Security, an Investor May Bear Currency Exchange Risk

Our securities will be governed by New York law. Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on a security denominated in a currency other than U.S. dollars would be required to render the judgment in the specified currency; however, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on a security denominated in a currency other than U.S. dollars, investors would bear currency exchange risk until judgment is entered, which could be a long time.

Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar
Currency

In courts outside of New York, investors may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on a non-U.S. dollar security in many other U.S. federal or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the currency in which any particular security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment.

Information About Exchange Rates May Not Be Indicative of Future Performance

If we issue a non-U.S. dollar security, we may include in the applicable prospectus supplement currency disclosure that provides information about historical exchange rates for the relevant non-U.S. dollar currency or currencies. Any information about exchange rates that we may provide will be furnished as a matter of information only, and you should not regard the information as indicative of the range of, or trends in, fluctuations in currency exchange rates that may occur in the future. That rate will likely differ from the exchange rate used under the terms that apply to a particular security.

U.S. Tax Considerations

Unless as otherwise stated in the applicable prospectus supplement, this section describes the material United States federal income tax consequences to United States holders, as defined below, of owning the debt securities. It is the opinion of Sullivan & Cromwell LLP, United States tax counsel to UBS. It applies to you only if you hold your securities as capital assets for tax purposes. This section does not apply to you if you are a member of a class of holders subject to special rules, such as:

•	a dealer in securities or currencies;

•	a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings;

•	a bank;

•	a life insurance company;

•	a tax-exempt organization;

•	a person that owns debt securities that are a hedge or that are hedged against interest rate or currency risks;

•	a person that owns debt securities as part of a straddle or conversion transaction for tax purposes;

•	a person whose functional currency for tax purposes is not the U.S. dollar; or

•	except as otherwise noted under “Backup Withholding and Information Reporting,” a person that is not a United States holder, as defined below.

This section deals only with debt securities that are in registered form and that are due to mature 30 years or less from the date on which they are issued. The United States federal income tax consequences of owning debt securities that are due to mature more than 30 years from their date of issue or that are in bearer form, as well as the restrictions on ownership for debt securities that are in bearer form, and the tax consequences of owning warrants will be discussed in an applicable prospectus supplement. This section is based on the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations under the Internal Revenue Code, and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

If a partnership holds the debt securities, the United States federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding the debt securities should consult its tax advisor with regard to the United States federal income tax treatment of an investment in the debt securities.

Please consult your own tax advisor concerning the consequences of owning these debt securities in your particular circumstances under the Internal Revenue Code and the laws of any other taxing jurisdiction.

You are a United States holder if you are a beneficial owner of a debt security and you are:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate whose income is subject to United States federal income tax regardless of its source; or

•	a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

U.S. Tax Considerations

Taxation of Debt Securities

This subsection describes the material United States federal income tax consequences of owning, selling and disposing of the debt securities we are offering.

Payments of Interest

Except as described below in the case of interest on a discount debt security that is not qualified stated interest, each as defined below under “Original Issue Discount—General,” you will be taxed on any interest on your debt security, whether payable in U.S. dollars or a foreign currency, including a composite currency or basket of currencies other than U.S. dollars, as ordinary income at the time you receive the interest or it accrues, depending on your method of accounting for tax purposes. Interest we pay on the debt securities and original issue discount, if any, accrued with respect to the debt securities (as described below under “—Original Issue Discount”) constitutes income from sources outside the United States, and will, depending on your circumstances be either “passive” or “general” income for purposes of computing the foreign tax credit limitation.

Cash Basis Taxpayers.  If you are a taxpayer that uses the cash receipts and disbursements method of accounting for tax purposes and you receive an interest payment that is denominated in, or determined by reference to, a foreign currency, you must recognize income equal to the U.S. dollar value of the interest payment, based on the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars.

Accrual Basis Taxpayers.  If you are a taxpayer who uses an accrual method of accounting for tax purposes, you may determine the amount of income that you recognize with respect to an interest payment denominated in, or determined by reference to, a foreign currency by using one of two methods. Under the first method, you will determine the amount of income accrued based on the average exchange rate in effect during the interest accrual period or, with respect to an accrual period that spans two taxable years, that part of the period within the taxable year.

If you elect the second method, you would determine the amount of income accrued on the basis of the exchange rate in effect on the last day of the accrual period or, in the case of an accrual period that spans two taxable years, the exchange rate in effect on the last day of the part of the period within the taxable year. Additionally, under this second method, if you receive a payment of interest within five business days of the last day of your accrual period or taxable year, you may instead translate the interest accrued into U.S. dollars at the exchange rate in effect on the day that you actually receive the interest payment. If you elect the second method, it will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies and to all debt instruments that you subsequently acquire. You may not revoke this election without the consent of the Internal Revenue Service.

When you actually receive an interest payment, including a payment attributable to accrued but unpaid interest upon the sale or retirement of your debt security, denominated in, or determined by reference to, a foreign currency for which you accrued an amount of income, you will recognize ordinary income or loss measured by the difference, if any, between the exchange rate that you used to accrue interest income and the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars. However, you may not treat this ordinary income gain or loss as an adjustment to the interest income you receive.

Original Issue Discount

General.  If you own a debt security, other than a short-term debt security with a term of one year or less, it will be treated as a discount debt security issued at an original issue discount if the amount by which the debt security’s stated redemption price at maturity exceeds its issue price is more than a

U.S. Tax Considerations

de minimis amount. Generally, a debt security’s issue price will be the first price at which a substantial amount of debt securities included in the issue of which the debt security is a part is sold to persons other than bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers. A debt security’s stated redemption price at maturity is the total of all payments provided by the debt security that are not payments of qualified stated interest. Generally, an interest payment on a debt security is qualified stated interest if it is one of a series of stated interest payments on a debt security that are unconditionally payable at least annually at a single fixed rate, with certain exceptions for lower rates paid during some periods, applied to the outstanding principal amount of the debt security. There are special rules for variable rate debt securities that are discussed under “—Variable Rate Debt Securities.”

In general, your debt security is not a discount debt security if the amount by which its stated redemption price at maturity exceeds its issue price is less than the de minimis amount of 1/4 of 1% of its stated redemption price at maturity multiplied by the number of complete years to its maturity. Your debt security will have de minimis original issue discount if the amount of the excess is less than the de minimis amount. If your debt security has de minimis original issue discount, you must include the de minimis amount in income as stated principal payments are made on the debt security, unless you make the election described below under “—Election to Treat All Interest as Original Issue Discount.” You can determine the includible amount with respect to each such payment by multiplying the total amount of your debt security’s de minimis original issue discount by a fraction equal to:

•	the amount of the principal payment made

divided by

•	the stated principal amount of the debt security.

Generally, if your discount debt security matures more than one year from its date of issue, you must include original issue discount, or OID, in income before you receive cash attributable to that income. The amount of OID that you must include in income is calculated using a constant-yield method, and generally you will include increasingly greater amounts of OID in income over the life of your debt security. More specifically, you can calculate the amount of accrued OID that you must include in income by adding the daily portions of OID with respect to your discount debt security for each day during the taxable year or portion of the taxable year that you hold your discount debt security. You can determine the daily portion by allocating to each day in any accrual period a pro rata portion of the OID allocable to that accrual period. You may select an accrual period of any length with respect to your debt security and you may vary the length of each accrual period over the term of your debt security. However, no accrual period may be longer than one year and each scheduled payment of interest or principal on the debt security must occur on either the first or final day of an accrual period.

You can determine the amount of OID allocable to an accrual period by:

•	multiplying your discount debt security’s adjusted issue price at the beginning of the accrual period by your debt security’s yield to maturity; and then

•	subtracting from this figure the sum of the payments of qualified stated interest on your debt security allocable to the accrual period.

You must determine the debt security’s yield to maturity on the basis of compounding at the close of each accrual period and adjusting for the length of each accrual period. Further, you can determine your discount debt security’s adjusted issue price at the beginning of any accrual period by:

•	adding your debt security’s issue price and any accrued OID for each prior accrual period; and then

U.S. Tax Considerations

•	subtracting any payments previously made on your debt security that were not qualified stated interest payments.

If an interval between payments of qualified stated interest on your debt security contains more than one accrual period, then, when you determine the amount of OID allocable to an accrual period, you must allocate the amount of qualified stated interest payable at the end of the interval, including any qualified stated interest that is payable on the first day of the accrual period immediately following the interval, pro rata to each accrual period in the interval based on their relative lengths. In addition, you must increase the adjusted issue price at the beginning of each accrual period in the interval by the amount of any qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval. You may compute the amount of OID allocable to an initial short accrual period by using any reasonable method if all other accrual periods, other than a final short accrual period, are of equal length.

The amount of OID allocable to the final accrual period is equal to the difference between:

•	the amount payable at the maturity of your debt security, other than any payment of qualified stated interest; and

•	your debt security’s adjusted issue price as of the beginning of the final accrual period.

Acquisition Premium.  If you purchase your debt security for an amount that is less than or equal to the sum of all amounts, other than qualified stated interest, payable on your debt security after the purchase date but is greater than the amount of your debt security’s adjusted issue price, as determined above under “General,” the excess is acquisition premium. If you do not make the election described below under “Election to Treat All Interest as Original Issue Discount,” then you must reduce the daily portions of OID by a fraction equal to:

•	the excess of your adjusted basis in the debt security immediately after purchase over the adjusted issue price of the debt security divided by

•	the excess of the sum of all amounts payable (other than qualified stated interest) on the debt security after the purchase date over the debt security’s adjusted issue price.

Pre-Issuance Accrued Interest.  An election may be made to decrease the issue price of your debt security by the amount of pre-issuance accrued interest if:

•	a portion of the initial purchase price of your debt security is attributable to pre-issuance accrued interest;

•	the first stated interest payment on your debt security is to be made within one year of your debt security’s issue date; and

•	the payment will equal or exceed the amount of pre-issuance accrued interest.

If this election is made, a portion of the first stated interest payment will be treated as a return of the excluded pre-issuance accrued interest and not as an amount payable on your debt security.

Debt Securities Subject to Contingencies Including Optional Redemption.  Your debt security is subject to a contingency if it provides for an alternative payment schedule or schedules applicable upon the occurrence of a contingency or contingencies, other than a remote or incidental contingency, whether such contingency relates to payments of interest or of principal. In such a case, you must determine the

U.S. Tax Considerations

yield and maturity of your debt security by assuming that the payments will be made according to the payment schedule most likely to occur if:

•	the timing and amounts of the payments that comprise each payment schedule are known as of the issue date; and

•	one of such schedules is significantly more likely than not to occur.

If there is no single payment schedule that is significantly more likely than not to occur, other than because of a mandatory sinking fund, you must include income on your debt security in accordance with the general rules that govern contingent payment obligations. These rules will be discussed in the applicable prospectus supplement.

Notwithstanding the general rules for determining yield and maturity, if your debt security is subject to contingencies, and either you or we have an unconditional option or options that, if exercised, would require payments to be made on the debt security under an alternative payment schedule or schedules, then:

•	in the case of an option or options of ours, we will be deemed to exercise or not exercise an option or combination of options in the manner that minimizes the yield on your debt security and,

•	in the case of an option or options that you hold, you will be deemed to exercise or not exercise an option or combination of options in the manner that maximizes the yield on your debt security.

If both you and we hold options described in the preceding sentence, those rules will apply to each option in the order in which they may be exercised. You may determine the yield on your debt security for the purposes of those calculations by using any date on which your debt security may be redeemed or repurchased as the maturity date and the amount payable on the date that you chose in accordance with the terms of your debt security as the principal amount payable at maturity.

If a contingency, including the exercise of an option, actually occurs or does not occur contrary to an assumption made according to the above rules then, except to the extent that a portion of your debt security is repaid as a result of this change in circumstances and solely to determine the amount and accrual of OID, you must redetermine the yield and maturity of your note by treating your debt security as having been retired and reissued on the date of the change in circumstances for an amount equal to your debt security’s adjusted issue price on that date.

Election to Treat All Interest as Original Issue Discount.  You may elect to include in gross income all interest that accrues on your debt security using the constant-yield method described above under “General,” with the modifications described below. For purposes of this election, interest will include stated interest, OID, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any amortizable bond premium, described below under “Debt Securities Purchased at a Premium,” or acquisition premium.

If you make this election for your debt security, then, when you apply the constant-yield method:

•	the issue price of your debt security will equal your cost;

•	the issue date of your debt security will be the date you acquired it; and

•	no payments on your debt security will be treated as payments of qualified stated interest.

Generally, this election will apply only to the debt security for which you make it; however, if the debt security for which this election is made has amortizable bond premium, you will be deemed to have made an election to apply amortizable bond premium against interest for all debt instruments with amortizable bond premium, other than debt instruments the interest on which is excludible from gross income, that you hold as of the beginning of the taxable year to which the election applies or any taxable year thereafter. Additionally, if you make this election for a market discount debt security, you

U.S. Tax Considerations

will be treated as having made the election discussed below under “Market Discount” to include market discount in income currently over the life of all debt instruments that you currently hold or later acquire. You may not revoke any election to apply the constant-yield method to all interest on a debt security or the deemed elections with respect to amortizable bond premium or market discount debt securities without the consent of the Internal Revenue Service.

Variable Rate Debt Securities.  Your debt security will be a variable rate debt security if:

•	your debt security’s issue price does not exceed the total noncontingent principal payments by more than the lesser of:

1. .015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or

2. 15 percent of the total noncontingent principal payments; and

•	your debt security provides for stated interest, compounded or paid at least annually, only at:

1. one or more qualified floating rates,

2. a single fixed rate and one or more qualified floating rates,

3. a single objective rate, or

4. a single fixed rate and a single objective rate that is a qualified inverse floating rate.

Your debt security will have a variable rate that is a qualified floating rate if:

•	variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which your debt security is denominated; or

•	the rate is equal to such a rate multiplied by either:

1. a fixed multiple that is greater than 0.65 but not more than 1.35, or

2. a fixed multiple that is greater than 0.65 but not more than 1.35, increased or decreased by a fixed rate; and

•	the value of the rate on any date during the term of your debt security is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day.

If your debt security provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the debt security, the qualified floating rates together constitute a single qualified floating rate.

Your debt security will not have a qualified floating rate, however, if the rate is subject to certain restrictions (including caps, floors, governors, or other similar restrictions) unless such restrictions are fixed throughout the term of the debt security or are not reasonably expected to significantly affect the yield on the debt security.

Your debt security will have a variable rate that is a single objective rate if:

•	the rate is not a qualified floating rate;

•	the rate is determined using a single, fixed formula that is based on objective financial or economic information that is not within the control of or unique to the circumstances of the issuer or a related party; and

U.S. Tax Considerations

•	the value of the rate on any date during the term of your debt security is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day.

Your debt security will not have a variable rate that is an objective rate, however, if it is reasonably expected that the average value of the rate during the first half of your debt security’s term will be either significantly less than or significantly greater than the average value of the rate during the final half of your debt security’s term.

An objective rate as described above is a qualified inverse floating rate if:

•	the rate is equal to a fixed rate minus a qualified floating rate; and

•	the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds.

Your debt security will also have a single qualified floating rate or an objective rate if interest on your debt security is stated at a fixed rate for an initial period of one year or less followed by either a qualified floating rate or an objective rate for a subsequent period, and either:

•	the fixed rate and the qualified floating rate or objective rate have values on the issue date of the note that do not differ by more than 0.25 percentage points; or

•	the value of the qualified floating rate or objective rate is intended to approximate the fixed rate.

In general, if your variable rate debt security provides for stated interest at a single qualified floating rate or objective rate (or one of those rates after a single fixed rate for an initial period), all stated interest on your debt security is qualified stated interest. In this case, the amount of OID, if any, is determined by using, for a qualified floating rate or qualified inverse floating rate, the value as of the issue date of the qualified floating rate or qualified inverse floating rate, or, for any other objective rate, a fixed rate that reflects the yield reasonably expected for your debt security.

If your variable rate debt security does not provide for stated interest at a single qualified floating rate or a single objective rate, and also does not provide for interest payable at a fixed rate other than a single fixed rate for an initial period, you generally must determine the interest and OID accruals on your debt security by:

•	determining a fixed rate substitute for each variable rate provided under your variable rate debt security;

•	constructing the equivalent fixed rate debt instrument (using the fixed rate substitute described above);

•	determining the amount of qualified stated interest and OID with respect to the equivalent fixed rate debt instrument; and

•	adjusting for actual variable rates during the applicable accrual period.

When you determine the fixed rate substitute for each variable rate provided under the variable rate note, you generally will use the value of each variable rate as of the issue date or, for an objective rate that is not a qualified inverse floating rate, a rate that reflects the reasonably expected yield on your debt security.

If your variable rate debt security provides for stated interest either at one or more qualified floating rates or at a qualified inverse floating rate, and also provides for stated interest at a single fixed rate other than a single fixed rate for an initial period, you generally must determine interest and OID accruals by using the method described in the previous paragraph. However, your variable rate debt security will be treated, for purposes of the first three steps of the determination, as if your debt security

U.S. Tax Considerations

had provided for a qualified floating rate, or a qualified inverse floating rate, rather than the fixed rate. The qualified floating rate, or qualified inverse floating rate, that replaces the fixed rate must be such that the fair market value of your variable rate debt security as of the issue date approximates the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate, or qualified inverse floating rate, rather than the fixed rate.

Short-Term Debt Securities.  In general, if you are an individual or other cash basis United States holder of a short-term debt security, you are not required to accrue OID, as specially defined below for the purposes of this paragraph, for United States federal income tax purposes unless you elect to do so. However, you may be required to include any stated interest in income as you receive it. If you are an accrual basis taxpayer, a taxpayer in a special class, including, but not limited to, a regulated investment company, common trust fund, or a certain type of pass-through entity, or a cash basis taxpayer who so elects, you will be required to accrue OID on short-term debt securities on either a straight-line basis or under the constant-yield method, based on daily compounding. If you are not required and do not elect to include OID in income currently, any gain you realize on the sale or retirement of your short-term debt security will be ordinary income to the extent of the accrued OID, which will be determined on a straight-line basis unless you make an election to accrue the OID under the constant-yield method, through the date of sale or retirement. However, if you are not required and do not elect to accrue OID on your short-term debt securities, you will be required to defer deductions for interest on borrowings allocable to your short-term debt securities in an amount not exceeding the deferred income until the deferred income is realized.

When you determine the amount of OID subject to these rules, you must include all interest payments on your short-term debt security, including stated interest, in your short-term debt security’s stated redemption price at maturity.

Foreign Currency Discount Debt Securities.  If your discount debt security is denominated in, or determined by reference to, a foreign currency, you must determine OID for any accrual period on your discount debt security in the foreign currency and then translate the amount of OID into U.S. dollars in the same manner as stated interest accrued by an accrual basis United States holder, as described under “—Payments of Interest.” You may recognize ordinary income or loss when you receive an amount attributable to OID in connection with a payment of interest or the sale or retirement of your debt security.

Market Discount

You will be treated as if you purchased your debt security, other than a short-term debt security, at a market discount, and your debt security will be a market discount note if:

•	in the case of an initial purchaser, you purchase your debt security for less than its issue price as determined above under “—Original Issue Discount—General”; and

•	in the case of all purchasers, the debt security’s stated redemption price at maturity or, in the case of a discount debt security, the debt security’s revised issue price, exceeds the price you paid for your debt security by at least 1/4 of 1% of your debt security’s stated redemption price at maturity or revised issue price, respectively, multiplied by the number of complete years to the debt security’s maturity. To determine the revised issue price of your debt security for these purposes, you generally add any OID that has accrued on your debt security to its issue price.

If your debt security’s stated redemption price at maturity or, in the case of a discount debt security, its revised issue price, exceeds the price you paid for the debt security by less than 1/4 of 1% multiplied by the number of complete years to the debt security’s maturity, the excess constitutes de minimis market discount, and the rules discussed below are not applicable to you.

U.S. Tax Considerations

You must treat any gain you recognize on the maturity or disposition of your market discount debt security as ordinary income to the extent of the accrued market discount on your debt security. Alternatively, you may elect to include market discount in income currently over the life of your debt security. If you make this election, it will apply to all debt instruments with market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke this election without the consent of the Internal Revenue Service. If you own a market discount debt security and do not make this election, you will generally be required to defer deductions for interest on borrowings allocable to your debt security in an amount not exceeding the accrued market discount on your debt security until the maturity or disposition of your debt security.

You will accrue market discount on your market discount debt security on a straight-line basis unless you elect to accrue market discount using a constant-yield method. If you make this election, it will apply only to the debt security with respect to which it is made and you may not revoke it.

Debt Securities Purchased at a Premium

If you purchase your debt security for an amount in excess of its principal amount, you may elect to treat the excess as amortizable bond premium. If you make this election, you will reduce the amount required to be included in your income each year with respect to interest on your debt security by the amount of amortizable bond premium allocable to that year, based on your debt security’s yield to maturity. If your debt security is denominated in, or determined by reference to, a foreign currency, you will compute your amortizable bond premium in units of the foreign currency and your amortizable bond premium will reduce your interest income in units of the foreign currency. Gain or loss recognized that is attributable to changes in exchange rates between the time your amortized bond premium offsets interest income and the time of the acquisition of your debt security is generally taxable as ordinary income or loss. If you make an election to amortize bond premium, it will apply to all debt instruments, other than debt instruments the interest on which is excludible from gross income, that you hold at the beginning of the first taxable year to which the election applies or thereafter acquire, and you may not revoke it without the consent of the Internal Revenue Service. See also “—Original Issue Discount—Election to Treat All Interest as Original Issue Discount.”

Purchase, Sale and Retirement of the Debt Securities

Your tax basis in your debt security will generally be the U.S. dollar cost, as defined below, of your debt security, adjusted by:

•	adding any OID or market discount, de minimis original issue discount and de minimis market discount previously included in income with respect to your debt security; and then

•	subtracting any payments on your debt security that are not qualified stated interest payments and any amortizable bond premium applied to reduce the interest on your debt security.

If you purchase your debt security with foreign currency, the U.S. dollar cost of your debt security will generally be the U.S. dollar value of the purchase price on the date of purchase. However, if you are a cash basis taxpayer, or an accrual basis taxpayer if you so elect, and your debt security is traded on an established securities market, as defined in the applicable Treasury regulations, the U.S. dollar cost of your debt security will be the U.S. dollar value of the purchase price on the settlement date of your purchase.

You will generally recognize gain or loss on the sale or retirement of your debt security equal to the difference between the amount you realize on the sale or retirement and your tax basis in your debt security. If your debt security is sold or retired for an amount in foreign currency, the amount you realize will be the U.S. dollar value of such amount on the date the note is disposed of or retired, except that in the case of a note that is traded on an established securities market, as defined in the applicable

U.S. Tax Considerations

Treasury regulations, a cash basis taxpayer, or an accrual basis taxpayer that so elects, will determine the amount realized based on the U.S. dollar value of the foreign currency on the settlement date of the sale.

You will recognize capital gain or loss when you sell or retire your debt security, except to the extent:

•	described above under “—Original Issue Discount—Short-Term Debt Securities” or “—Market Discount,”

•	attributable to accrued but unpaid interest,

•	the rules governing contingent payment obligations apply, or

•	attributable to changes in exchange rates as described below.

Capital gain of a noncorporate United States holder is generally taxed at preferential rates where the holder has a holding period greater than one year.

You must treat any portion of the gain or loss that you recognize on the sale or retirement of a debt security as ordinary income or loss to the extent attributable to changes in exchange rates. However, you only take exchange gain or loss into account to the extent of the total gain or loss you realize on the transaction.

Exchange of Amounts in Other Than U.S. Dollars

If you receive foreign currency as interest on your debt security or on the sale or retirement of your debt security, your tax basis in the foreign currency will equal its U.S. dollar value when the interest is received or at the time of the sale or retirement. If you purchase foreign currency, you generally will have a tax basis equal to the U.S. dollar value of the foreign currency on the date of your purchase. If you sell or dispose of a foreign currency, including if you use it to purchase debt securities or exchange it for U.S. dollars, any gain or loss recognized generally will be ordinary income or loss.

Extendible Indexed and Other Debt Securities

The applicable prospectus supplement will discuss any special United States federal income tax rules with respect to extendible debt securities, contingent foreign currency debt securities, debt securities the payments on which are determined by reference to the value of any index or stock and other debt securities that are subject to the rules governing contingent payment obligations which are not subject to the rules governing variable rate debt securities.

Treasury Regulations Requiring Disclosure of Reportable Transactions

Treasury regulations require United States taxpayers to report certain transactions that give rise to a loss in excess of certain thresholds (a “Reportable Transaction”). Under these regulations, if the debt securities are denominated in, or linked to, a foreign currency, a United States holder that recognizes a loss with respect to the debt securities that is characterized as an ordinary loss due to changes in currency exchange rates (under any of the rules discussed above) would be required to report the loss on Internal Revenue Service Form 8886 (Reportable Transaction Statement) if the loss exceeds the thresholds set forth in the regulations. For individuals and trusts, this loss threshold is $50,000 in any single taxable year. For other types of taxpayers and other types of losses, the thresholds are higher. You should consult with your tax advisor regarding any tax filing and reporting obligations that may apply in connection with acquiring, owning and disposing of debt securities.

U.S. Tax Considerations

Backup Withholding and Information Reporting

If you are a noncorporate United States holder, information reporting requirements, on Internal Revenue Service Form 1099, generally will apply to:

•	payments of principal and interest on a debt security within the United States, including payments made by wire transfer from outside the United States to an account you maintain in the United States, and

•	the payment of the proceeds from the sale of a debt security effected at a United States office of a broker.

Additionally, backup withholding will apply to such payments if you are a noncorporate United States holder that:

•	fails to provide an accurate taxpayer identification number,

•	is notified by the Internal Revenue Service that you have failed to report all interest and dividends required to be shown on your federal income tax returns, or

•	in certain circumstances, fails to comply with applicable certification requirements.

In general, payment of the proceeds from the sale of debt securities effected at a foreign office of a broker will not be subject to information reporting or backup withholding. However, a sale effected at a foreign office of a broker will generally be subject to information reporting and backup withholding if:

•	the proceeds are transferred to an account maintained by you in the United States,

•	the payment of proceeds or the confirmation of the sale is mailed to you at a United States address, or

•	the sale has some other specified connection with the United States as provided in U.S. Treasury regulations.

In addition, payment of the proceeds from the sale of debt securities effected at a foreign office of a broker will generally be subject to information reporting if the broker is:

•	a United States person,

•	a controlled foreign corporation for United States tax purposes,

•	a foreign person 50% or more of whose gross income is effectively connected with the conduct of a United States trade or business for a specified three-year period, or

•	a foreign partnership, if at any time during its tax year:

•	one or more of its partners are “U.S. persons,” as defined in U.S. Treasury regulations, who in the aggregate hold more than 50% of the income or capital interest in the partnership, or

•	such foreign partnership is engaged in the conduct of a United States trade or business.

Backup withholding will apply if the sale is subject to information reporting and the broker has actual knowledge that you are a United States person.

Taxation of Warrants

U.S. tax considerations with respect to warrants will be discussed in an applicable prospectus supplement.

Tax Considerations Under the Laws of Switzerland

General

Unless as otherwise stated in the applicable prospectus supplement, this section describes the principal tax consequences under the laws of Switzerland for non-Swiss investors (i.e., for investors who are not residents of Switzerland and have no permanent establishment situated in Switzerland for Swiss tax purposes) of owning debt securities and warrants issued and booked by a non Swiss-branch of UBS AG, which has the status of a bank, and the proceeds from which are used outside Switzerland. This summary does not address the tax treatment of holders of the debt securities and warrants subject to special tax rules. It does also not address the tax treatment of Swiss investors (i.e., for investors who are residents of Switzerland or have a permanent establishment situated in Switzerland for Swiss tax purposes). The tax information set forth below is based on the opinion of Homburger, dated January 13, 2009, and has been approved by them for its accuracy.

The following is a summary based on legislation as of the date of this prospectus and does not aim to be a comprehensive description of all the Swiss tax considerations that may be relevant to a decision to invest in debt securities and warrants. The tax treatment for each debt-holder and warrant-holder depends on the particular situation. All investors and prospective investors are advised to consult with their professional tax advisors as to the respective tax consequences of the purchase, ownership and disposition of debt securities and warrants.

Swiss Income and Wealth Tax

Holders of debt securities and warrants who are not residents of Switzerland and have no permanent establishment situated in Switzerland to which the debt securities and warrants are attributable or to which the debt securities and warrants belong will not be subject to any Swiss federal, cantonal or communal corporate or individual income and capital or wealth tax or capital gains tax on the holding and disposition of the debt securities and warrants or the exercise of warrants.

Issuance Stamp Tax

Under the condition that UBS AG will book the debt securities and warrants in its Jersey branch, London branch or any other branch not situated in Switzerland and under the conditions that the respective branch has the status of a bank and UBS AG does not use the proceeds of the sale of the debt securities and the warrants in Switzerland, the issuance of the debt securities and warrants will not be a taxable event for Swiss issuance stamp tax purposes.

Withholding Tax

Under the condition that UBS AG will book the debt securities or warrants in its Jersey branch, London branch or any other branch not situated in Switzerland and under the conditions that the respective branch has the status of a bank and UBS AG does not use the proceeds of the sale of the debt securities and warrants in Switzerland, the payment of interest on and the redemption of debt securities or warrants and the exercise of warrants is not subject to Swiss withholding tax.

Securities Turnover Tax

Warrants that are not classified as debt securities for Swiss taxation purposes are out of scope of Swiss Turnover Tax.

Tax Considerations Under the Laws of Switzerland

In case the duration of the debt securities and the warrants that are classified as debt securities for Swiss taxation purposes is less than one year, a sale or purchase of the debt securities or the warrants that are classified as debt securities for Swiss taxation purposes is out of scope of Swiss turnover tax.

In case the duration of the debt securities or the warrants classified as debt securities for Swiss tax purposes is more than one year, a sale or purchase of such debt securities and warrants may be subject to Swiss turnover tax if carried out through a Swiss securities dealer (as defined in the Stamp Tax Act) or if a Swiss securities dealer is a party to the transaction. Similarly, Swiss turnover tax may apply when a Swiss securities dealer is an intermediary or party to the physical delivery of the underlying upon the exercise of warrants. The Swiss securities dealer will usually impose half of the turnover tax of 0.3% on every contractual partner that is not a Swiss securities dealer unless the counterparties qualify for a special exemption from Swiss turnover tax (such as foreign investment funds, foreign pension institutions etc.). However, no securities turnover tax will be imposed on transactions that are not carried out through a Swiss securities dealer or to which no Swiss securities dealer is a party. A branch of UBS AG situated, or a subsidiary of UBS AG resident, outside Switzerland, which, in each case, is not a member of Swiss stock exchange, will not be a Swiss securities dealer under the Swiss Federal Tax Act.

Benefit Plan Investor Considerations

A fiduciary of a pension, profit-sharing or other employee benefit plan subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each, a “Plan”), should consider the fiduciary standards of ERISA in the context of the Plan’s particular circumstances before authorizing an investment in the debt securities. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the Plan, and whether the investment would involve a prohibited transaction under ERISA or the U.S. Internal Revenue Code (the “Code”).

Section 406 of ERISA and Section 4975 of the Code prohibit Plans, as well as individual retirement accounts, Keogh plans any other plans that are subject to Section 4975 of the Code (also “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to the Plan. A violation of these prohibited transaction rules may result in excise tax or other liabilities under ERISA or the Code for those persons, unless exemptive relief is available under an applicable statutory, regulatory or administrative exemption. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) (“Non-ERISA Arrangements”) are not subject to the requirements of Section 406 of ERISA or Section 4975 of the Code but may be subject to similar provisions under applicable federal, state, local, non-U.S or other laws (“Similar Laws”).

The acquisition of debt securities by a Plan or any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) with respect to which we, UBS Securities LLC, UBS Financial Services Inc. and other of our affiliates is or becomes a party in interest or disqualified person may result in a prohibited transaction under ERISA or Section 4975 of the Code, unless the debt securities are acquired pursuant to an applicable exemption. The U.S. Department of Labor has issued five prohibited transaction class exemptions, or “PTCEs”, that may provide exemptive relief if required for direct or indirect prohibited transactions that may arise from the purchase or holding of debt securities. These exemptions are PTCE 84-14 (for certain transactions determined by independent qualified professional asset managers), PTCE 90-1 (for certain transactions involving insurance company pooled separate accounts), PTCE 91-38 (for certain transactions involving bank collective investment funds), PTCE 95-60 (for transactions involving certain insurance company general accounts), and PTCE 96-23 (for transactions managed by in-house asset managers). In addition, ERISA Section 408(b)(17) and Section 4975(d)(20) of the Code may provide an exemption for the purchase and sale of debt securities offered hereby, provided that neither the issuer of securities offered hereby nor any of its affiliates have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Plan involved in the transaction, and provided further that the Plan pays no more and receives no less than “adequate consideration” in connection with the transaction (the “service provider exemption”). There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Any purchaser or holder of debt securities or any interest therein will be deemed to have represented by its purchase and holding or conversion of debt securities offered hereby that it either (1) is not a Plan, a Plan Asset Entity or a Non-ERISA Arrangement and is not purchasing the debt securities on behalf of or with the assets of any Plan, a Plan Asset Entity or Non-ERISA Arrangement or (2) the purchase or holding of the debt securities will not result in a non-exempt prohibited transaction or a similar violation under any applicable Similar Laws.

Benefit Plan Investor Considerations

Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is important that fiduciaries or other persons considering purchasing debt securities on behalf of or with the assets of any Plan, a Plan Asset Entity or Non-ERISA Arrangement consult with their counsel regarding the availability of exemptive relief under any of the PTCEs listed above, the service provider exemption or the potential consequences of any purchase or holding under Similar Laws, as applicable. Purchasers of debt securities have exclusive responsibility for ensuring that their purchase and holding of debt securities do not violate the fiduciary or prohibited transaction rules of ERISA or the Code or any similar provisions of Similar Laws. The sale of any debt securities to a Plan, Plan Asset Entity or Non-ERISA Arrangement is in no respect a representation by us or any of our affiliates or representatives that such an investment meets all relevant legal requirements with respect to investments by any such Plans, Plan Asset Entities or Non-ERISA Arrangements generally or any particular Plan, Plan Asset Entity or Non-ERISA Arrangement or that such investment is appropriate for such Plans, Plan Asset Entities or Non-ERISA Arrangements generally or any particular Plan, Plan Asset Entity or Non-ERISA Arrangement.

Plan of Distribution

Plan of Distribution for the Initial Offer and Sale of Securities.

We plan to issue the securities under a distribution agreement with UBS Securities LLC and UBS Financial Services Inc., as the agents. We have filed a copy of the form of distribution agreement with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy of it. Subject to certain conditions, the agents would agree to use their reasonable efforts to solicit purchases of the securities. We would have the right to accept offers to purchase securities and may reject any proposed purchase of the securities. The agents may also reject any offer to purchase securities. We would pay the agents a commission on any securities sold through the agents. In accordance with Conduct Rule 5110 of the Financial Industry Regulatory Authority, Inc. (“FINRA”), in no situation will underwriting compensation exceed 8% of the principal amount of the securities.

UBS Securities LLC and UBS Financial Services Inc. are affiliates of UBS. Rule 2720 of the NASD Rules of Conduct (and the equivalent FINRA rule when incorporated into the FINRA Rules of Conduct) imposes certain requirements when a FINRA member such as UBS Securities LLC or UBS Financial Services Inc. distributes an affiliated company’s securities. UBS Securities LLC and UBS Financial Services Inc. have advised UBS that this offering will comply with the applicable requirements of Rule 2720.

No FINRA member participating in an offering under this prospectus will confirm initial sales to accounts over which it exercises discretionary authority without the prior specific written approval of the customer.

We may also sell securities to the agents who will purchase the securities as principal for their own accounts. In that case, the agents will purchase the securities at a price equal to the issue price specified in the applicable prospectus supplement, less a discount. The discount will equal the applicable commission on an agency sale of securities with the same stated maturity.

The agents may resell any securities they purchase as principal to other brokers or dealers at a discount, which may include all or part of the discount the agents received from us. If all the securities are not sold at the initial offering price, the agents may change the offering price and the other selling terms.

We may also sell securities directly to investors. We will not pay commissions on securities we sell directly.

The agents, whether acting as agent or principal, may be deemed to be “underwriters” within the meaning of the Securities Act of 1933. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act.

If the agents sell securities to dealers who resell to investors and the agents pay the dealers all or part of the discount or commission they receive from us, those dealers may also be deemed to be “underwriters” within the meaning of the Securities Act.

In connection with an offering, the agents may purchase and sell securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by an agent of a greater number of securities than they are required to purchase in an offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the securities while an offering is in progress.

Plan of Distribution

The agents may also impose a penalty bid. This occurs when a particular agent repays to the agents a portion of the discount received by it because the agents have repurchased securities sold by or for the account of that agent in stabilizing or short-covering transactions.

These activities by the agents may stabilize, maintain or otherwise affect the market price of the securities. As a result, the price of the securities may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the agents at any time. These transactions may be effected on an exchange or automated quotation system, if the securities are listed on that exchange or admitted for trading on that automated quotation system, or in the over-the-counter market or otherwise.

The purchase price of the securities will be required to be paid in immediately available funds in New York City, unless otherwise indicated in your prospectus supplement.

We may appoint agents other than or in addition to UBS Securities LLC and UBS Financial Services Inc. with respect to the securities. Any other agents will be named in the applicable prospectus supplements and those agents will enter into the distribution agreement referred to above. The other agents may be affiliates or customers of UBS and may engage in transactions with and perform services for UBS in the ordinary course of business. UBS Securities LLC and UBS Financial Services Inc. may resell securities to or through another of our affiliates, as selling agents.

The securities are a new issue of securities, and there will be no established trading market for any security before its original issue date. We may or may not list the securities on a securities exchange or quotation system. We have been advised by UBS Securities LLC and UBS Financial Services Inc. that they intend to make a market in the securities. However, neither UBS Securities LLC, UBS Financial Services Inc. nor any of our other affiliates nor any other agent named in your prospectus supplement that makes a market is obligated to do so and any of them may stop doing so at any time without notice. No assurance can be given as to the liquidity or trading market for the securities.

Market-Making Resales by Affiliates

This prospectus may be used by UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS in connection with offers and sales of the securities in market-making transactions. In a market-making transaction, each of UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may resell a security it acquires from other holders, after the original offering and sale of the security. Resales of this kind may occur in the open market or may be privately negotiated at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may act as principal or agent, including as agent for the counterparty in a transaction in which it acts as principal, or as agent for both counterparties in a transaction in which it does not act as principal. UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may receive compensation in the form of discounts and commissions, including from both counterparties in some cases.

The securities to be sold in market-making transactions include securities to be issued after the date of this prospectus as well as securities previously issued.

UBS does not expect to receive any proceeds from market-making transactions other than those it undertakes on its own. UBS does not expect that UBS Securities LLC, UBS Financial Services Inc. or any other affiliate that engages in these transactions will pay any proceeds from its market-making resales to UBS.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Plan of Distribution

Unless UBS or an agent informs you in your confirmation of sale that your security is being purchased in its original offering and sale, you may assume that you are purchasing your security in a market-making transaction.

Matters Relating to Initial Offering and Market-Making Resales

In this prospectus, the term “this offering” means the initial offering of the securities made in connection with their original issuance. This term does not refer to any subsequent resales of securities in market-making transactions.

Validity of the Securities

In connection with particular offerings of the securities in the future, and if stated in the applicable prospectus supplement, the validity of those securities may be passed upon for UBS AG by Sullivan & Cromwell LLP as to matters of New York law and by Homburger AG as to matters of Swiss law, and for any underwriters or agents by Sullivan & Cromwell LLP or other counsel named in the applicable prospectus supplement.

Experts

The consolidated financial statements of UBS AG appearing in UBS AG’s Annual Report on Form 20-F for the year ended December 31, 2007, and the effectiveness of UBS AG’s internal control over financial reporting as of December 31, 2007 have been audited by Ernst & Young Ltd., independent registered public accounting firm, as set forth in their reports thereon, included therein and in the amendments to that report on Form 20-F/A, and incorporated herein by reference. Such consolidated financial statements as of December 31, 2007 are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PROSPECTUS

UBS Preferred Funding Trust VI
UBS Preferred Funding Trust VII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Trust IX

Noncumulative Trust Preferred Securities
representing a corresponding amount of
Noncumulative Company Preferred Securities
of
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Company LLC IX

guaranteed on a subordinated basis by
UBS AG

UBS Preferred Funding Trust VI, UBS Preferred Funding Trust VII, UBS Preferred Funding Trust VIII and UBS Preferred Funding Trust IX (each, a “UBS Preferred Funding Trust” and together, the “UBS Preferred Funding Trusts”) from time to time may severally offer to sell trust preferred securities representing a corresponding amount of related company preferred securities and related rights under subordinated guarantees by UBS AG.

(continued on next page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The trust preferred securities will not be deposit liabilities of UBS AG and will not be insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, Switzerland or any other jurisdiction.

UBS AG may offer and sell the trust preferred securities to or through one or more underwriters, dealers and agents, including the firms named below, or directly to purchasers, on a delayed or continued basis.

This prospectus may be used in the initial sale of the trust preferred securities. In addition, UBS AG, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate controlled by UBS AG may use this prospectus in a market-making transaction involving the trust preferred securities after the initial sale. These transactions may be executed at negotiated prices that are related to market prices at the time of purchase or sale, or at other prices. UBS AG and its affiliates may act as principal or agent in these transactions. Unless UBS AG or its agent informs you otherwise in the confirmation of sale, this prospectus is being used in a market making transaction.

UBS Investment Bank	UBS Financial Services Inc.

The date of this Prospectus is January 13, 2009

(continued from previous page)

UBS Preferred Funding Company LLC VI, UBS Preferred Funding Company LLC VII, UBS Preferred Funding Company LLC VIII and UBS Preferred Funding Company LLC IX (each, a “UBS Preferred Funding Company” and together, the “UBS Preferred Funding Companies”) will issue company preferred securities. Any company preferred securities which may be issued by a UBS Preferred Funding Company will provide holders with rights to distributions and redemption and liquidation payments that are similar to those of the most senior ranking noncumulative perpetual preferred shares issued directly by UBS AG that have financial terms equivalent to those of such company preferred securities.

Each UBS Preferred Funding Trust will use the proceeds from the sale of its trust preferred securities to purchase company preferred securities (the “related company preferred securities”) from a UBS Preferred Funding Company (the “related UBS Preferred Funding Company”). The related UBS Preferred Funding Company will use the proceeds from the sale of the related company preferred securities to the UBS Preferred Funding Trust (the “related UBS Preferred Funding Trust”) and from the sale of company common securities to UBS AG to acquire subordinated notes (the “related subordinated notes”) issued by the Cayman Islands branch of UBS AG. The trust preferred securities, the related company preferred securities and the related subordinated notes that will be issued in any particular offering will have corresponding terms. Dividends and redemption and liquidation payments paid by the related UBS Preferred Funding Company on the related company preferred securities will pass through the related UBS Preferred Funding Trust to you as distributions and redemption and liquidation payments on your trust preferred securities.

UBS AG will guarantee, on a subordinated basis, dividend, redemption and liquidation payment obligations under any company preferred securities.

This prospectus describes the general terms that may apply to any trust preferred securities and the corresponding company preferred securities and the general manner in which trust preferred securities may be offered. The specific terms of any trust preferred securities to be offered, and the specific manner in which they may be offered and the terms of any related company preferred securities, may be different from those described in this prospectus and will be described in the applicable supplement to this prospectus.

CERTAIN TERMS

In this prospectus:

•	when we refer to “UBS AG,” we mean UBS AG on a parent only basis.

•	when we refer to “UBS” or “UBS Group,” we mean UBS AG and its consolidated subsidiaries.

•	when we refer to “USD,” we mean United States dollars.

•	when we refer to “CHF,” we mean Swiss francs.

ii

Introduction

Trust preferred securities will provide you with rights to distributions and redemption and liquidation payments that are similar to those to which you would be entitled if you had purchased the most senior ranking noncumulative perpetual preferred shares issued directly by UBS AG that have financial terms equivalent to those of the related company preferred securities. The diagram to the right outlines the relationship among investors in trust preferred securities, the relevant UBS Preferred Funding Trust, the related UBS Preferred Funding Company and UBS AG following the completion of an offering.

Each UBS Preferred Funding Trust will pass through to you any dividends, redemption payments or liquidation payments that it receives from the related UBS Preferred Funding Company on related company preferred securities.

UBS AG will guarantee, on a subordinated basis, dividend, redemption and liquidation payment obligations under any company preferred securities.

The UBS Preferred Funding Companies will receive payments under related subordinated notes issued by the Cayman Islands branch of UBS AG and will pay dividends on their company preferred securities that are similar to dividends that would be paid on the most senior ranking noncumulative perpetual preferred shares issued directly by UBS AG that have equivalent financial terms.

The capital raised in any offering will qualify as consolidated Tier 1 capital for UBS under the relevant regulatory capital guidelines of the Swiss Federal Banking Commission.

1

Cautionary Note Regarding Forward-Looking Statements

This prospectus contains, or incorporates by reference, statements that constitute “forward-looking statements,” including but not limited to statements relating to the risks arising from the current market crisis and other risks specific to our business, strategic initiatives, future business development and economic performance. While these forward-looking statements represent our judgments and expectations concerning the development of our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) the extent and nature of future developments in the United States mortgage market and in other market segments that have been or may be affected by the current market crisis; (2) developments affecting the availability of capital and funding to us and other financial institutions, including any changes in our credit spreads and ratings; (3) other market and macroeconomic developments, including movements in local and international securities markets, credit spreads, currency exchange rates and interest rates; (4) changes in internal risk control and limitations in the effectiveness of our internal processes for risk management, risk control, measurement and modeling, and of financial models generally; (5) the possible consequences of ongoing governmental investigations of certain of our past business activities; (6) the degree to which we are successful in implementing our remediation plans and strategic and organizational changes, and whether those plans and changes will have the effects anticipated; (7) changes in the financial position or creditworthiness of our customers, obligors and counterparties, and developments in the markets in which they operate; (8) management changes and changes to the structure of our Business Groups; (9) the occurrence of operational failures, such as fraud, unauthorized trading and systems failures; (10) legislative, governmental and regulatory developments, including the possible imposition of new or more stringent capital requirements and of direct or indirect regulatory constraints on our business activities; (11) changes in accounting standards or policies, and accounting determinations affecting the recognition of gain or loss, the valuation of goodwill and other assets or other matters; (12) changes in and the effect of competitive pressures; (13) technological developments; and (14) the impact of all such future developments on positions held by UBS AG, on our short-term and longer-term earnings, on the cost and availability of funding and on our capital ratios.

In addition, these results could depend on other factors that we have previously indicated could adversely affect our business and financial performance which are contained in the documents that are incorporated by reference into this prospectus. More detailed information about those factors is incorporated by reference in this prospectus. UBS AG is not under any obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

2

Incorporation of Information About UBS AG

The SEC allows us to “incorporate by reference” into this prospectus the information that we file with them, which means that:

•	The incorporated documents are considered part of this prospectus.

•	We can disclose important information to you by referring you to those documents.

•	Information that we file with the SEC from time to time will automatically be considered to update and supersede the information in this prospectus.

We incorporate by reference in this prospectus.

•	UBS AG’s Annual Report on Form 20-F for the year ended December 31, 2007, which UBS AG filed with the SEC on March 18, 2008, as amended;

•	UBS AG’s Reports of Foreign Issuer on Form 6-K, which UBS AG filed with the SEC on January 11, 2008, January 30, 2008, February 6, 2008, February 14, 2008, February 21, 2008, February 28, 2008, March 3, 2008, April 1, 2008, April 8, 2008, April 17, 2008, April 25, 2008, May 6, 2008 (SEC Acc-no: 0000950123-08-005199), May 22, 2008, May 23, 2008 (SEC Acc-no: 0001156973-08-000561), June 13, 2008 (two Reports), July 1, 2008, July 2, 2008, July 7, 2008, July 18, 2008, August 11, 2008, August 14, 2008 (two Reports), October 2, 2008, October 3, 2008 (two Reports), October 15, 2008, October 16, 2008, November 4, 2008 (two Reports), November 13, 2008 and December 3, 2008; and

•	Solely with regard to the securities covered by this prospectus that were initially offered and sold under previously filed registration statements of the UBS Preferred Funding Trusts (including UBS Preferred Funding Trust I, UBS Preferred Funding Trust II; UBS Preferred Funding Trust IV and UBS Preferred Funding Trust V) and the UBS Preferred Funding Companies (including UBS Preferred Funding Company LLC I, UBS Preferred Funding Company LLC II; UBS Preferred Funding Company LLC IV and UBS Preferred Funding Company LLC V) and that from time to time may be reoffered and resold in market-making transactions under this prospectus, the information in the prospectus supplements relating to those securities that were previously filed by the UBS Preferred Funding Trusts (including UBS Preferred Funding Trust I, UBS Preferred Funding Trust II; UBS Preferred Funding Trust IV and UBS Preferred Funding Trust V) and the UBS Preferred Funding Companies (including UBS Preferred Funding Company LLC I, UBS Preferred Funding Company LLC II; UBS Preferred Funding Company LLC IV and UBS Preferred Funding Company LLC V) in connection with their initial offer and sale (except to the extent that any such information has been modified or superseded by other information included or incorporated by reference in this prospectus).

All subsequent reports that we file on Form 20-F under the Securities Exchange Act of 1934 prior to the termination of this offering will also be deemed to be incorporated by reference into this prospectus. We may also incorporate any other Form 6-K that we submit to the SEC on or after the date of this prospectus and prior to the termination of this offering if the Form 6-K filing specifically states that it is incorporated by reference into the registration statement of which this prospectus forms a part.

Any statement in this prospectus contained in a document incorporated or deemed to be incorporated by reference into this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement in this prospectus or in any later filed document modifies or supercedes that statement. Any statement that is modified or superseded in this manner will no longer be a part of this prospectus, except as modified or superseded.

3

You may request a copy, at no cost, of any or all of the documents that are incorporated by reference into this prospectus, excluding exhibits (other than those that we specifically incorporate by reference into the documents that you request) by contacting us, orally or in writing, at the following address:

UBS AG
Investor Relations
Bahnhofstrasse 45
P.O. Box
CH-8098 Zurich
Switzerland
Phone: +41-44-234 41 00
Fax: +41-44-234 34 15
E-mail: SH-investorrelations@ubs.com
Internet: www.ubs.com/investor-relations

4

Where You Can Find More Information

UBS AG files periodic reports and other information with the United States Securities and Exchange Commission. You may read and copy any document that UBS AG files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. The SEC also maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information about issuers like UBS AG that file electronically with the SEC.

We have filed a registration statement under the Securities Act of 1933 on Form F-3 with the SEC covering the securities. For further information about the securities and UBS, you should review our registration statement, its exhibits and the documents incorporated by reference into this prospectus. This prospectus summarizes material provisions of the contracts and other documents that we refer you to. Since this prospectus may not contain all the information that you may find important, you should review the full text of these documents. We have included copies of these documents as exhibits to our registration statement.

5

Presentation of Financial Information

UBS’s financial statements, which are incorporated by reference into this prospectus, have been prepared in accordance with International Financial Reporting Standards and are denominated in Swiss francs, or “CHF,” the legal tender of Switzerland.

The tables below set forth, for the periods and dates indicated, information concerning the noon buying rate for the Swiss franc, expressed in United States dollars or “USD,” per one Swiss franc. The “noon buying rate” is the rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York. On January 9, 2009 the noon buying rate was 0.9012 USD per 1 CHF.

			(USD per 1 CHF)
Year ended 31 December	High	Low	Average rate(1)	At period end

2004	0.8843	0.7601	0.8059	0.8712
2005	0.8721	0.7544	0.8039	0.7606
2006	0.8396	0.7575	0.8034	0.8200
2007	0.9087	0.7978	0.8381	0.8827
2008	1.0142	0.8171	0.9298	0.9369

Month	High	Low

January 2008	0.9221	0.8948
February 2008	0.9583	0.9030
March 2008	1.0142	0.9587
April 2008	1.0025	0.9595
May 2008	0.9770	0.9449
June 2008	0.9802	0.9537
July 2008	0.9912	0.9534
August 2008	0.9542	0.9075
September 2008	0.9248	0.8776
October 2008	0.8921	0.8570
November 2008	0.8616	0.8172
December 2008	0.9602	0.8171

(1)	The average of the noon buying rates on the last business day of each full month during the relevant period.

Ratio of earnings to fixed charges

The following table sets forth UBS AG’s ratio of earnings to fixed charges on an IFRS basis for the periods indicated. The ratios are calculated based on earnings from continuing operations. Ratios of earnings to combined fixed charges and preferred stock dividend requirements are not presented as there were no preferred share dividends in any of the periods indicated.

	For the nine
	months ended	For the year ended

	30.9.08	31.12.07	31.12.06	31.12.05	31.12.04	31.12.03

Ratio of earnings to fixed charges	0.67	0.96	1.17	1.23	1.32	1.23

6

Limitations on Enforcement of U.S. Laws Against UBS AG,
Its Management and Others

UBS AG is a Swiss bank. Many of its directors and executive officers, including the majority of the persons who signed the registration statement of which this prospectus is a part, and certain experts named in this prospectus, are resident outside the United States, and all or a substantial portion of our assets and the assets of those persons are located outside the United States. As a result, it may be difficult for you to serve legal process on UBS AG or its management or have any of them appear in a U.S. court. We have been advised by UBS internal counsel, that there is doubt as to the enforceability in Switzerland, in original actions or in actions for enforcement of judgments of U.S. courts, of liabilities based solely on the federal securities laws of the United States.

Capitalization of UBS

The following table sets forth the consolidated capitalization of UBS in accordance with International Financial Reporting Standards (IFRS) and translated into U.S. dollars.

	Actual
As of September 30, 2008	CHF	USD

	(in millions)
	(unaudited)

Debt
Debt issued(1)	318,345	283,210

Total Debt	318,345	283,210
Minority Interest(2)	8,448	7,516
Shareholders’ Equity	46,412	41,290

Total capitalization	373,205	332,015

(1)	Includes Money Market Paper and Medium Term Notes as per Balance Sheet position.

(2)	Includes Trust Preferred Securities.

Swiss franc (CHF) amounts have been translated into U.S. dollars (USD) at the rate of CHF 1 = USD 0.88963 (the exchange rate in effect as of September 30, 2008).

7

UBS

OVERVIEW

UBS AG (with its subsidiaries, “UBS AG” or “UBS” or the “Issuer”) is, according to its own opinion, one of the world’s leading financial firms, serving a discerning international client base. UBS is, according to its own opinion, a leading global wealth manager, a leading investment banking and securities firm with a strong institutional and corporate client franchise, one of the largest global asset managers and the market leader in Swiss commercial and retail banking. On 30 September 2008, UBS employed more than 79,565 people. With headquarters in Zurich and Basel, Switzerland, UBS operates in over 50 countries and from all major international centers.

UBS is managed through three Business Groups and its Corporate Center, each of which is summarized below.

For further information about UBS, including more detailed descriptions of the Business Groups and Corporate Center, see “Where You Can Find More Information.”

Global Wealth Management & Business Banking

With almost 150 years of experience, the global wealth management business provides a comprehensive range of products and services, individually tailored for wealthy clients around the world. UBS’s client advisors provide a full range of wealth management services to clients—from asset management to estate planning and from corporate finance advice to art banking. In the US, the business is, according to UBS’s own opinion, one of the leading wealth managers. Business Banking Switzerland is, according to UBS’s own opinion, the market leader in Switzerland, providing a complete set of banking and securities services for individual and corporate clients.

Global Asset Management

The Global Asset Management business is, according to UBS’s own opinion, one of the world’s leading investment managers, providing traditional and alternative and real estate investment solutions to private, institutional and corporate clients, and through financial intermediaries. It is, according to UBS’s own opinion, one of the largest global institutional asset managers and the largest hedge fund of funds manager in the world. The division is also, according to UBS’s own opinion, one of the largest mutual fund managers in Europe and the largest in Switzerland. Global Asset Management has complete independence in investment decision making and operates as a self contained and focused assets management firm.

Investment Bank

UBS’s Investment Bank is, according to UBS’s own opinion, one of the world’s leading investment banking and securities firms, providing a full range of products and services to corporate and institutional clients, governments, financial intermediaries and alternative asset managers. Its investment bankers, salespeople and research analysts, supported by its risk and logistics teams, deliver advice and execution to clients all over the world. The Investment Bank also works with financial sponsors and hedge funds and indirectly meets the needs of private investors through both UBS’s own wealth management business and through other private banks.

8

UBS

Corporate Center

The Corporate Center currently includes risk control, financial control, treasury, corporate communications, legal and compliance, human resources, strategy, offshoring and technology functions for the Group.

Corporate Information

The legal and commercial name of the company is UBS AG. The company was incorporated under the name SBC AG on 28 February 1978 for an unlimited duration and entered in the Commercial Register of Canton Basel-City on that day. On 8 December 1997, the company changed its name to UBS AG. The company in its present form was created on 29 June 1998 by the merger of Union Bank of Switzerland (founded 1862) and Swiss Bank Corporation (founded 1872). UBS AG is entered in the Commercial Registers of Canton Zurich and Canton Basel-City. The registration number is CH-270.3.004.646-4.

UBS AG is incorporated and domiciled in Switzerland and operates under the Swiss Code of Obligations and the Swiss Federal Banking Law as an Aktiengesellschaft, a corporation that has issued shares of common stock to investors.

The addresses and telephone numbers of UBS’s two registered offices and principal places of business are: Bahnhofstrasse 45, CH-8001 Zurich, Switzerland, telephone +41-44-234 11 11; and Aeschenvorstadt 1, CH-4051 Basel, Switzerland, telephone +41-61-288 20 20.

UBS shares are listed on the SIX Swiss Exchange and traded through SWX Europe which is majority owned by the SIX Swiss Exchange. They are also listed on the New York Stock Exchange and on the Tokyo Stock Exchange.

According to Article 2 of the Articles of Association of UBS AG (“Articles of Association”) the purpose of UBS is the operation of a bank. Its scope of operations extends to all types of banking, financial, advisory, service and trading activities in Switzerland and abroad.

9

The UBS Preferred Funding Trusts

Each UBS Preferred Funding Trust is a statutory trust that UBS AG created under the Delaware Statutory Trust Act pursuant to an initial trust agreement entered into by UBS AG and by the filing of a certificate of trust with the Secretary of State of the State of Delaware. Before trust preferred securities are issued, the trust agreement for the relevant Issuer Trust will be amended and restated in its entirety substantially in the form filed with our SEC registration statement. We will qualify the Amended and Restated Trust Agreements as indentures under the Trust Indenture Act of 1939, as amended. We intend to treat each UBS Preferred Funding Trust as a grantor trust for United States federal income tax purposes, meaning that investors in trust preferred securities will generally be treated as if they owned their proportionate shares of the related company preferred securities owned by the relevant UBS Preferred Funding Trust.

UBS AG formed each UBS Preferred Funding Trust for the exclusive purpose of:

•	issuing trust preferred securities,

•	investing the proceeds of such trust preferred securities in related company preferred securities, which benefit from a related UBS AG subordinated guarantee, and

•	engaging in any necessary or incidental activities.

The only assets of each UBS Preferred Funding Trust will be company preferred securities and the related rights of the relevant UBS Preferred Funding Trust under the related UBS AG subordinated guarantee. The Amended and Restated Trust Agreements will not permit any UBS Preferred Funding Trust to acquire any other assets, issue any other equity securities or any debt securities, or engage in any other activities. All expenses and liabilities of each UBS Preferred Funding Trust will be paid by the Stamford branch of UBS AG, except that if the trustee of any UBS Preferred Funding Trust incurs fees, charges or expenses at the request of a holder of its trust preferred securities or other person for which such UBS Preferred Funding Trust is not otherwise liable under its Amended and Restated Trust Agreement, that holder or other person will be liable for such fees, charges and expenses.

The total pro forma capitalization of each UBS Preferred Funding Trust, as adjusted to give effect to a particular offering of trust preferred securities and the use of the proceeds from such offering, will be set forth in the applicable prospectus supplement.

The Amended and Restated Trust Agreements will provide that, to the fullest extent permitted by law, without the need for any other action of any person, including the trustees or any other holder of trust preferred securities, each holder of trust preferred securities will be entitled to enforce, in the name of the relevant UBS Preferred Funding Trust, the rights of such UBS Preferred Funding Trust under the related company preferred securities and the related UBS AG subordinated guarantee represented by the trust preferred securities held by such holder. A holder of trust preferred securities may at any time upon written notice withdraw and hold directly the related company preferred securities represented by such trust preferred securities, in which case such holder will be entitled to directly enforce its rights under the related UBS AG subordinated guarantee.

The principal executive offices of each UBS Preferred Funding Trust is located at c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890.

10

The UBS Preferred Funding Companies

Introduction

Each UBS Preferred Funding Company is a limited liability company that UBS AG formed under the Delaware Limited Liability Company Act pursuant to an initial limited liability company agreement entered into by UBS AG and by filing a certificate of formation with the Secretary of State of the State of Delaware. We will continue each UBS Preferred Funding Company pursuant to Amended and Restated Limited Liability Company Agreements, which we sometimes refer to as the LLC Agreements. Each UBS Preferred Funding Company will be treated as a partnership for U.S. federal income tax purposes.

UBS AG formed each UBS Preferred Funding Company for the exclusive purpose of:

•	issuing its company common securities to UBS AG,

•	issuing its company preferred securities, initially to the related UBS Preferred Funding Trust,

•	investing the proceeds of the company common securities and the company preferred securities in (1) initially, related subordinated notes issued by the Cayman Islands branch of UBS AG with an aggregate principal amount which, for each UBS Preferred Funding Company, will be set forth in the applicable prospectus supplement and (2) other securities issued by UBS AG acting through a branch, agency or other office located outside of the United States or by a non-U.S. branch of a non-U.S. subsidiary of UBS AG (together, “eligible investments”), and

•	engaging in any related or incidental activities.

The total pro forma capitalization of each UBS Preferred Funding Company, as adjusted to give effect to the offering of its company preferred securities, will be set forth in the applicable prospectus supplement.

Each UBS Preferred Funding Company will apply the income generated by the related subordinated notes and other eligible investments to pay dividends to the related UBS Preferred Funding Trust, as holder of its company preferred securities, and UBS AG, as holder of its company common securities. The related UBS Preferred Funding Trust will then pass the dividends it receives on the company preferred securities through to the holders of its trust preferred securities as distributions on its trust preferred securities.

UBS AG will purchase all of the company common securities of each UBS Preferred Funding Company for an amount which will be set forth in the applicable prospectus supplement. We intend to treat the company preferred securities as Tier 1 capital for purposes of the relevant regulatory capital guidelines of the Swiss Federal Banking Commission. We will agree with each UBS Preferred Funding Company in the LLC Agreement that, as long as any company preferred securities are outstanding, UBS AG will continue to own, directly or indirectly, 100% of the outstanding company common securities of each such UBS Preferred Funding Company. Each UBS Preferred Funding Company will also covenant to maintain “UBS” as part of its name for as long as any trust preferred securities of the related UBS Preferred Funding Trust remain outstanding unless, because of a merger or other business combination involving UBS AG or a change by UBS AG of its own name, inclusion of “UBS” as part of any UBS Preferred Funding Company’s name is no longer appropriate.

We will also agree in the LLC Agreements that it will from time to time either (i) contribute (or cause others, including the Stamford branch of UBS AG, to contribute) to each UBS Preferred Funding Company such additional funds as are necessary in order to enable such UBS Preferred Funding Company to pay its operating expenses on or before any date when any such operating expenses are due or (ii) directly pay such UBS Preferred Funding Company’s operating expenses then due and

11

The UBS Preferred Funding Companies

payable and not otherwise paid. “Operating expenses” generally means all expenses and obligations of the relevant UBS Preferred Funding Company, but does not include any payments on its company preferred securities or company common securities.

The principal executive offices of each UBS Preferred Funding Company is located at Corporation Service Company, 2711 Centerville Road, Wilmington, Delaware 19808.

Activities of the UBS Preferred Funding Companies

General

Each UBS Preferred Funding Company’s principal business objective is to acquire and hold eligible investments, which will include:

•	initially, subordinated notes issued by the Cayman Islands branch of UBS AG with an aggregate principal amount as set forth in the applicable prospectus supplement, and

•	other securities issued by us acting through a branch, agency or other office located outside of the United States or by a non-U.S. branch of a non-U.S. subsidiary of ours.

Each UBS Preferred Funding Company will apply the net income generated by the subordinated notes and other eligible investments to pay dividends to the related UBS Preferred Funding Trust, as holder of company preferred securities, and us, as holder of the company common securities. The related UBS Preferred Funding Trust will then pass through the dividends it receives on the related company preferred securities to the holders of its trust preferred securities as distributions on its trust preferred securities. Each UBS Preferred Funding Company may (with the consent of the holders of two-thirds (based on the aggregate liquidation preference) of its company preferred securities and company parity preferred securities, voting together as a single class) issue additional preferred securities as described under “Description of Company Preferred Securities.”

Dividends

We currently expect each UBS Preferred Funding Company to pay an aggregate amount of dividends with respect to its outstanding company common securities and company preferred securities equal to approximately 100% of the interest and other income it receives on the subordinated notes and any other eligible investments.

The LLC Agreement of each UBS Preferred Funding Company will:

•	preclude each UBS Preferred Funding Company from incurring any indebtedness for borrowed money, and

•	require the approval of the holders of at least 66 2/3 of each UBS Preferred Funding Company’s outstanding company preferred securities and any outstanding company parity preferred securities (based on the aggregate liquidation preference), voting together as a single class, before dividends on its company preferred securities can be paid out of any source other than interest income received on the subordinated notes or interest or dividend income received on its other eligible investments.

Under the Delaware Limited Liability Company Act, no UBS Preferred Funding Company may pay dividends or other distributions on its company common securities or company preferred securities—even if such payments are “mandatory”—if, after making the distributions, such UBS Preferred Funding Company’s liabilities would exceed the fair value of its assets. However, no UBS Preferred Funding Company is expected to have any material liabilities, so this restriction is unlikely to affect the ability of any UBS preferred funding company to pay dividends on its company preferred securities.

12

The UBS Preferred Funding Companies

Dividends on company preferred securities will in any event be required to be paid up to the mandatory dividend payment amount on any mandatory dividend payment date, unless there is a capital limitation on such date. See “Description of Company Preferred Securities—Dividends—Mandatory Dividends.”

Investment Policies

Each UBS Preferred Funding Company’s initial investment policies will be established pursuant to its respective LLC Agreement. Under these investment policies, no UBS Preferred Funding Company may hold or invest in any securities other than eligible investments as described above under “—Introduction.”

The investment policies will require that:

•	the terms of any eligible investments other than subordinated notes purchased by any UBS Preferred Funding Company be established in good faith and, to the extent deemed advisable by UBS AG, reflect arm’s-length terms at the time of purchase, and the purchase by any UBS Preferred Funding Company of such eligible investments be approved by the affirmative vote of a majority of its entire board of directors, and

•	each UBS Preferred Funding Company maintain its assets in a manner that will not require such UBS Preferred Funding Company to be registered as an investment company under the Investment Company Act of 1940.

The investment policies of any UBS Preferred Funding Company may be amended only by the affirmative vote of the holders of at least 66 2/3% of its outstanding company preferred securities and any of its outstanding company parity preferred securities (based on the aggregate liquidation preference), voting together as a single class. Although we do not anticipate that any UBS Preferred Funding Company will sell subordinated notes (and no market for them is expected to develop), were any UBS Preferred Funding Company to do so, such UBS Preferred Funding Company would be required to invest the proceeds of the sale in accordance with such UBS Preferred Funding Company’s investment policies as they exist at the time of such sale.

Administration Agreements

Before issuing company preferred securities, each UBS Preferred Funding Company will enter into an administration agreement with the Stamford branch of UBS AG, under which the Stamford branch will provide (or causes others to provide) accounting, legal, tax and other support services to each UBS Preferred Funding Company, assists each such UBS Preferred Funding Company in complying with pertinent U.S. and Swiss local, state and federal laws, and provides administrative, record keeping and secretarial services to each such UBS Preferred Funding Company. Under the administration agreement, each UBS Preferred Funding Company will agree to reimburse the provider of these services for the value of services provided by such provider to such UBS Preferred Funding Company on an arm’s-length basis.

Each UBS Preferred Funding Company will maintain company records that are separate from those of UBS AG or any of its affiliates. None of the officers, employees or directors of any UBS Preferred Funding Company will have any direct or indirect pecuniary interest in any security to be acquired or disposed of by such UBS Preferred Funding Company or in any transaction in which such UBS Preferred Funding Company has an interest.

13

The UBS Preferred Funding Companies

Management of the UBS Preferred Funding Companies

Directors and Executive Officers

The initial LLC Agreement of each UBS Preferred Funding Company provides that its board of directors will at all times include not less than two and not more than five members. The board of directors will initially have two members. The directors will be designated as “managers” of the UBS Preferred Funding Company within the meaning of the Delaware Limited Liability Company Act. The directors will serve until their successors are duly elected and qualified.

Each UBS Preferred Funding Company will have at least three officers. The names of the initial directors and executive officers of each UBS Preferred Funding Company will be set forth in the applicable prospectus supplement.

It is anticipated all of the officers of each UBS Preferred Funding Company will also be officers or employees of UBS AG or its affiliates.

Additional Directors

If at any time the aggregate of unpaid dividends on the company preferred securities or any company parity preferred securities of any UBS Preferred Funding Company equals or exceeds an amount equal to a certain number of regularly scheduled dividend payments specified in the applicable prospectus supplement, the holders of its company preferred securities and any company parity preferred securities, voting together as a single class, will have the exclusive right to elect two additional directors. Holders of a majority (based on the aggregate liquidation preference) of its company preferred securities and company parity preferred securities may exercise this right by written consent or at a meeting of such holders called for such purpose. The LLC Agreement of each UBS Preferred Funding Company provides that this meeting may be called at the request of holders of 25% (based on the aggregate liquidation preference) of its company preferred securities or company parity preferred securities. This right will continue either until all unpaid dividends have been paid in full or until full dividends have been paid on its company preferred securities for the number of consecutive dividend periods specified in the applicable prospectus supplement. While this right continues, any vacancy in the office of the additional directors may be filled only by the holders of company preferred securities and company parity preferred securities voting as described above.

Indemnification and Insurance for Directors

The LLC Agreement of each UBS Preferred Funding Company will provide that:

•	its directors have no personal liability to the UBS Preferred Funding Company or the holders of its company common securities or company preferred securities for monetary damages (i) for voting not to take enforcement action with respect to the subordinated notes or any other eligible investments owned by the UBS Preferred Funding Company, or (ii) at any time for breach of any such director’s fiduciary duty, if any, except for such director’s gross negligence or willful misconduct,

•	the UBS Preferred Funding Company will indemnify any director or officer for any liability and related expenses, including reasonable counsel’s fees, arising out of such director’s or officer’s status as a director or officer of the UBS Preferred Funding Company, except for liability determined by a court of competent jurisdiction to have arisen out of such director’s or officer’s gross negligence or willful misconduct,

•	the right to indemnification is a contract right and the LLC Agreement will set forth certain procedural and evidentiary standards applicable to the enforcement of a claim under the LLC Agreement of the UBS Preferred Funding Company, and

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The UBS Preferred Funding Companies

•	the UBS Preferred Funding Company may purchase and maintain insurance to protect any director or officer against any liability asserted against, or incurred by, him or her, arising out of his or her status as a director or officer.

Common Securities of the UBS Preferred Funding Companies

Holders of company common securities of a UBS Preferred Funding Company will receive dividends out of interest payments received by such UBS Preferred Funding Company on the subordinated notes and its other eligible investments, if any, not required to be applied to fund dividends with respect to its company preferred securities or expenses of such UBS Preferred Funding Company. However, as long as any company preferred securities or company parity preferred securities of such UBS Preferred Funding Company are outstanding, no dividends or other distributions (including redemptions and purchases) may be made with respect to its company common securities unless full dividends on all series of its company preferred securities have been paid (except as otherwise described under “Description of Company Preferred Securities—Ranking and Liquidation Preference”). See “Description of Company Preferred Securities—Dividends.”

Subject to the rights, if any, of the holders of company preferred securities (to the limited extent described herein) and any other series of company parity preferred securities, all voting rights will be vested in the company common securities. Holders of company common securities will be entitled to vote in proportion to the stated amounts represented by their company common securities. All issued and outstanding shares of company common securities are and will be held by UBS AG.

If any UBS Preferred Funding Company dissolves, liquidates or winds up (whether voluntary or involuntary) after all debts and liabilities of such UBS Preferred Funding Company have been satisfied and there have been paid or set aside for the holders of its company preferred securities the full preferential amounts to which such holders are entitled, the holders of its company common securities will be entitled to share equally and ratably in any assets remaining.

Preferred Securities of the UBS Preferred Funding Companies

Subject to limitations prescribed by Delaware law and each UBS Preferred Funding Company’s LLC Agreement, the board of directors of each UBS Preferred Funding Company or, if then constituted, a duly authorized committee of the board of directors is authorized to issue (with the consent of the holders of two-thirds (based on the aggregate liquidation preference) of its company preferred securities and company parity preferred securities, voting together as a single class), from the authorized but unissued capital shares of the UBS Preferred Funding Company, additional series of preferred securities of the UBS Preferred Funding Company ranking on a parity with its company preferred securities in such series as the board of directors (or committee) may determine and to establish, from time to time, the number or amount by aggregate liquidation preference of shares (if applicable) of such series to be included in any such series and to fix the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the securities of any such series, and such other subjects or matters as may be fixed by resolution of the board of directors. However, each UBS Preferred Funding Company’s LLC Agreement will preclude:

•	the issuance of any other classes or series of equity securities that are senior to its company preferred securities, either as to dividends or as to rights upon dissolution, liquidation or winding up of the UBS Preferred Funding Company, without the approval of each holder of its company preferred securities, and

•	the issuance of any company parity preferred securities without the approval of 66 2/3% of the holders of its company preferred securities and unless the related UBS AG subordinated guarantee is amended so that such additional company parity preferred securities benefit from the related

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The UBS Preferred Funding Companies

UBS AG subordinated guarantee in substantially the same manner as its company preferred securities without any adverse effect on the holders of its company preferred securities. See “Description of Company Preferred Securities—Voting Rights.”

No additional payments will be required pursuant to the Delaware Limited Liability Company Act for any company parity preferred securities to represent limited liability company interests in any UBS Preferred Funding Company upon issuance against full payment of the purchase price for such company parity preferred securities. The specific terms of a particular series of company parity preferred securities will be described in the certificate of designation (as defined in each UBS Preferred Funding Company’s LLC Agreement) to be incorporated into each UBS Preferred Funding Company’s LLC Agreement relating to that series, except in the case of shares of company preferred securities where the terms thereof will be set forth in each UBS Preferred Funding Company’s LLC Agreement.

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Use of Proceeds

Each UBS Preferred Funding Trust will use the proceeds from the sale of its trust preferred securities to purchase the related company preferred securities from the related UBS Preferred Funding Company.

The related UBS Preferred Funding Company will use the proceeds from the sale of its company preferred securities to the related UBS Preferred Funding Trust and from the sale of its company common securities to UBS AG to acquire the related subordinated notes issued by the Cayman Islands branch of UBS AG and to pay certain expenses related to the particular offering. See “The UBS Preferred Funding Companies—Activities of the UBS Preferred Funding Companies.”

Unless the applicable prospectus supplement states otherwise, UBS AG will use the proceeds from the sale of subordinated notes issued by its Cayman Islands branch for general corporate purposes outside of Switzerland.

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Description of Trust Preferred Securities

Each UBS Preferred Funding Trust will issue its trust preferred securities under the terms of its Amended and Restated Trust Agreement. We will qualify the Amended and Restated Trust Agreements as indentures under the Trust Indenture Act. The terms of any trust preferred securities will include both those stated in the relevant Amended and Restated Trust Agreement and the Delaware Statutory Trust Act and those made part of the relevant Amended and Restated Trust Agreement by the Trust Indenture Act. The following summary of the material terms and provisions of the trust preferred securities is not complete and is subject to, and qualified in its entirety by reference to, the Amended and Restated Trust Agreements of each UBS Preferred Funding Trust, the Delaware Statutory Trust Act and the Trust Indenture Act. We have filed a copy of a form of Amended and Restated Trust Agreement applicable for each UBS Preferred Funding Trust as an exhibit to the registration statement of which this prospectus is a part, which may be modified or otherwise amended as described in the applicable prospectus supplement.

General

Any trust preferred securities will be certificates of beneficial interest in the assets of the relevant UBS Preferred Funding Trust, the terms of which are set forth in the applicable Amended and Restated Trust Agreement and applicable prospectus supplement.

Unless otherwise specified in the applicable prospectus supplement, any trust preferred securities will be issued in denominations of USD25 in the case of an offering of trust preferred securities to retail investors or USD1000 or a larger denomination in the case of an offering of trust preferred securities to institutional investors, liquidation amount and whole-number multiples of USD25 or USD1000, as the case may be. The aggregate liquidation amount of the trust preferred securities to be offered will be specified in the applicable prospectus supplement. Each trust preferred security will represent a corresponding amount of related company preferred securities, together with related rights under a UBS AG subordinated guarantee.

The trustee of each UBS Preferred Funding Trust will hold the related company preferred securities and the related rights under the relevant UBS AG subordinated guarantee deposited in each such UBS Preferred Funding Trust for the benefit of the holders of the trust preferred securities. Each Amended and Restated Trust Agreement provides that, to the fullest extent permitted by law, without the need for any other action of any person, including the trustee or any other holder of trust preferred securities, each holder of trust preferred securities will be entitled to enforce, in the name of the relevant UBS Preferred Funding Trust, the rights of such UBS Preferred Funding Trust under the related company preferred securities and the related rights under the relevant UBS AG subordinated guarantee represented by the trust preferred securities held by such holder. Trust preferred securities may be exchanged for the related company preferred securities as described under “—Withdrawal of Company Preferred Securities.”

The funds of any UBS Preferred Funding Trust available for distribution to the holders of its trust preferred securities will be limited to payments received from the related UBS Preferred Funding Company as dividends, redemption payments and liquidation payments on the related company preferred securities and to payments received from UBS AG pursuant to the related UBS AG subordinated guarantee of those payments. See “Description of Company Preferred Securities.” Each UBS Preferred Funding Trust will distribute such payments, upon their receipt, to the holders of its trust preferred securities on a pro rata basis. If any UBS Preferred Funding Company does not pay any regularly scheduled dividend on its company preferred securities when it is required to and UBS AG does not perform its obligations under the related UBS AG subordinated guarantee, the related UBS

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Description of Trust Preferred Securities

Preferred Funding Trust will not have sufficient funds to make the related regularly scheduled distribution payment on its trust preferred securities.

The trust preferred securities may be listed on one or more securities exchanges (including the New York Stock Exchange and the Luxembourg Stock Exchange) or on no securities exchange, as specified in the applicable prospectus supplement.

Distributions

Each trust preferred security will represent a corresponding amount of related company preferred securities, together with the related rights under the relevant UBS AG subordinated guarantee. Each UBS Preferred Funding Trust will make regularly scheduled distributions or other mandatory distributions on its trust preferred securities concurrently with, and in the same amount as, the regularly scheduled dividends or special dividends on the related company preferred securities. See “Description of Company Preferred Securities—Dividends.” Accordingly, to the extent that dividends are paid on the related company preferred securities, distributions on trust preferred securities will accrue from the date of original issue and be paid on the liquidation amount of the relevant trust preferred securities in arrears on the dividend payment dates regularly scheduled to occur on the dates and at the rate specified in the applicable prospectus supplement.

For details on the calculation and payment of dividends, see “Description of Company Preferred Securities—Dividends” and the applicable prospectus supplement. Whenever, and to the extent, any UBS Preferred Funding Trust receives any cash payments representing a regularly scheduled dividend, special dividend or redemption payment on the related company preferred securities, such UBS Preferred Funding Trust will distribute such amounts to the holders of its trust preferred securities in proportion to their liquidation amounts. Each regularly scheduled or special distribution on any trust preferred securities will be payable to holders of record as they appear on the securities register of the relevant UBS Preferred Funding Trust on the corresponding record date. The record dates for trust preferred securities will be the fifteenth day (whether or not a business day) prior to the relevant regularly scheduled or other distribution date.

If any distribution would be payable on a day that is not a business day, that distribution will instead be made on the next business day. No interest or other payment will be due as a result of any such delay.

If dividends are not payable on the related company preferred securities on any dividend payment date for the reasons described in “Description of Company Preferred Securities—Dividends,” then the holders of trust preferred securities will not be entitled to receive a distribution on that date.

Redemption

Trust preferred securities will be redeemable only upon redemption of the related company preferred securities.

If any UBS Preferred Funding Company redeems its company preferred securities in accordance with its LLC Agreement as described under “Description of Company Preferred Securities—Redemption,” then such UBS Preferred Funding Company must give the trustee of the related UBS Preferred Funding Trust at least 30 days’ prior notice before doing so. The trustee will mail the notice of redemption not less than 25 days prior to the date fixed for redemption of the related company preferred securities to the holders of its trust preferred securities as provided under “—Notices.”

On the date of redemption of any company preferred securities, so long as the relevant UBS Preferred Funding Company or UBS AG has deposited with Wilmington Trust Company, the paying agent, on behalf of the related UBS Preferred Funding Trust the aggregate amount payable upon redemption of all its company preferred securities held by such UBS Preferred Funding Trust to be redeemed, the paying

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Description of Trust Preferred Securities

agent on behalf of such UBS Preferred Funding Trust will irrevocably deposit with The Description of Trust Preferred Securities Depository Trust Company (“DTC”) funds sufficient to pay the redemption price and give DTC irrevocable instructions to pay the redemption price to the holders of the trust preferred securities to be redeemed. See “Book-Entry Issuance of Trust Preferred Securities.” Once the paying agent has received this deposit, all rights of the holders of the trust preferred securities called for redemption will end, except their right to receive the redemption price, without interest. If any date fixed for redemption of any trust preferred securities is not a business day, then the redemption price will instead be paid on the next business day, except that if that business day falls in the next calendar year, the redemption price will be paid on the preceding business day. No interest or other payment will be due as a result of any such adjustment.

If only some of the outstanding trust preferred securities of a UBS Preferred Funding Trust are to be redeemed, the trust preferred securities to be redeemed will be selected in accordance with DTC’s procedures. See “Book-Entry Issuance of Trust Preferred Securities—DTC’s Procedures for Notices, Voting and Payments.” If any trust preferred securities do not remain registered in the name of DTC or its nominee and only some of the outstanding trust preferred securities of a UBS Preferred Funding Trust are to be redeemed, the trust preferred securities will be redeemed proportionately or, if applicable, selected for redemption pursuant to the rules of any securities exchange on which such trust preferred securities are listed at that time. Each UBS Preferred Funding Company will promptly notify the registrar and transfer agent for its trust preferred securities, in writing, of the trust preferred securities selected for redemption. In addition, for so long as the rules of any securities exchange on which the relevant trust preferred securities are listed so require, notice will be given to such securities exchange of trust preferred securities selected for redemption and published as required by such securities exchange. If any trust preferred securities are listed on the Luxembourg Stock exchange, for as long as the rules of the Luxembourg Stock Exchange so require, notice will be given to the Luxembourg Stock Exchange of any such trust preferred securities selected for redemption and published in a daily newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

Withdrawal of Company Preferred Securities

Any beneficial owner of trust preferred securities will be able to withdraw all, but not less than all, of the related company preferred securities represented by such trust preferred securities by providing a written notice to the trustee, with evidence of beneficial ownership in form satisfactory to the trustee and providing to the related UBS Preferred Funding Company such documents or information as such UBS Preferred Funding Company may request for tax reporting purposes. The holder’s notice will also be deemed to be such beneficial owner’s agreement to be subject to the terms of the relevant UBS Preferred Funding Company’s LLC Agreement applicable to the rights of the holders of its company preferred securities.

Within a reasonable period after such a request has been properly made, any trustee must instruct DTC to reduce the amount of trust preferred securities represented by the relevant global certificate by the corresponding amount of related company preferred securities to be so withdrawn by the withdrawing owner. The related UBS Preferred Funding Company will issue to the withdrawing owner a certificate representing the amount of related company preferred securities withdrawn, and the trustee will reduce the amount of trust preferred securities represented by the relevant global certificate accordingly. Company preferred securities will be issued only in certificated fully-registered form and will not be eligible to be held through DTC, Euroclear or Clearstream. Under current U.S. tax reporting rules, holders of company preferred securities will thereafter receive an annual Form K-1 instead of the Form 1099 that holders of trust preferred securities will receive. See “U.S. Tax Considerations—Information Reporting and Backup Withholding Tax.”

Any holder of company preferred securities may redeposit withdrawn company preferred securities by delivering to the relevant trustee the certificates for the company preferred securities to be deposited,

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Description of Trust Preferred Securities

which are (i) if required by the trustee, properly endorsed or accompanied by a properly executed instrument of transfer or endorsement in form satisfactory to the trustee and in compliance with the terms of the relevant UBS Preferred Funding Company’s LLC Agreement and (ii) accompanied by all such certifications as may be required by the trustee in its sole discretion and in accordance with the provisions of the relevant Amended and Restated Trust Agreement. Within a reasonable period after such deposit is properly made, the trustee will instruct DTC to increase the amount of the related trust preferred securities represented by the relevant global certificate accordingly.

Voting Rights

If at any time the holders of any company preferred securities are entitled to vote under any UBS Preferred Funding Company’s LLC Agreement, the trustee will:

•	notify the holders of the related trust preferred securities of such right,

•	request specific direction from each holder of the related trust preferred securities as to the vote with respect to the company preferred securities represented by such trust preferred securities, and

•	vote the relevant company preferred securities only in accordance with such specific direction.

Upon receiving notice of any meeting at which the holders of any company preferred securities are entitled to vote, the relevant trustee will, as soon as practicable, mail to the holders of the related trust preferred securities a notice as provided under “—Notices.” Each UBS Preferred Funding Company will provide the form of notice to the trustee of the related UBS Preferred Funding Trust to be forwarded to the holders of the related trust preferred securities. The notice will contain:

•	all the information that is contained in the notice announcing the meeting of the holders of the company preferred securities,

•	a statement that the holders of the related trust preferred securities will be entitled, subject to any applicable provision of law, to direct the trustee specifically as to the exercise of the voting rights pertaining to the number of related company preferred securities represented by their respective trust preferred securities, and

•	a brief description of the manner in which the holders may give such specific directions.

If any UBS Preferred Funding Trust receives a written direction from a holder of its trust preferred securities, its trustee will vote, or cause to be voted, the amount of related company preferred securities represented by such trust preferred securities in accordance with the instructions set forth in the direction. If the trustee does not receive specific instructions from the holder of any trust preferred securities, the trustee will abstain from voting the related company preferred securities represented by those trust preferred securities.

Any UBS Preferred Funding Company and the trustee of the related UBS Preferred Funding Trust may, without the consent of the holders of the trust preferred securities of the related UBS Preferred Funding Trust, enter into one or more agreements supplemental to the relevant Amended and Restated Trust Agreement, in form satisfactory to the trustee, for any of the following purposes:

•	to evidence the succession of another partnership, corporation or other entity to such UBS Preferred Funding Company and the assumption by any such successor of the covenants of such UBS Preferred Funding Company under the relevant Amended and Restated Trust Agreement,

•	to add to the covenants of such UBS Preferred Funding Company for the benefit of the holders of related trust preferred securities, or to surrender any right or power herein conferred upon such UBS Preferred Funding Company,

•	to correct or supplement any provision of the relevant Amended and Restated Trust Agreement which may be defective or inconsistent with any other provision therein,

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Description of Trust Preferred Securities

•	to make any other provisions with respect to matters or questions arising under the relevant Amended and Restated Trust Agreement, provided that any such action does not materially adversely affect the interests of the holders of trust preferred securities, or

•	to cure any ambiguity or correct any mistake.

Any other amendment or agreement supplemental to any Amended and Restated Trust Agreement must be in writing and approved by the holders of 66 2/3% of the then outstanding trust preferred securities of the relevant UBS Preferred Funding Trust.

Transfer and Issue of Definitive Trust Preferred Securities

Transfer, Issue and Delivery

If trust preferred securities are issued in definitive form (“definitive trust preferred securities”) in the limited circumstances described in “Book-Entry Issuance of Trust Preferred Securities—Termination of and Changes to Depositary Arrangements,” those trust preferred securities may be transferred in any whole-number multiples of USD25, or USD1000, as the case may be, or in such other denominations as may be specified in the applicable prospectus supplement, by surrendering the definitive trust preferred securities certificates together with the form of transfer endorsed on it, duly completed and executed at the office of the transfer agent. The initial transfer agent for all trust preferred securities will be the Wilmington Trust Company. If only part of a definitive trust preferred securities certificate is transferred, a new definitive trust preferred securities certificate representing the securities that are not transferred will be issued to the transferor within three business days after the transfer agent receives the certificate. The new certificate representing the trust preferred securities that were not transferred will be delivered to the transferor by uninsured mail at the risk of the transferor, to the address of the transferor that appears in the records of the relevant UBS Preferred Funding Trust. The new certificate representing the trust preferred securities that were transferred will be sent to the transferee within three business days after the relevant trustee receives the certificate transferred, by uninsured mail at the risk of the holder entitled to the trust preferred securities represented by the certificate, to the address specified in the form of transfer.

Formalities Free of Charge

Registration of transfers of definitive trust preferred securities will be made without charge by any UBS Preferred Funding Trust, but the transferor must pay any tax or other governmental charges that may be imposed in relation to the transfer, together with any indemnity that the relevant UBS Preferred Funding Trust, UBS AG or the transfer agent may require.

Closed Periods

No holder may require the transfer of any trust preferred securities to be registered during the period of 15 days ending on the due date for any payment of principal on such trust preferred securities.

No UBS Preferred Funding Trust will be required to register, or cause others to register, the transfer of any trust preferred securities after such trust preferred securities have been called for redemption.

Regulations Concerning Transfer and Registration

All transfers of definitive trust preferred securities and entries must be made as provided in the agency agreement relating to such trust preferred securities. The provisions of these agreements that govern transfers may be changed by each UBS Preferred Funding Trust with the prior written approval of its trustee.

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Description of Trust Preferred Securities

Registrar and Transfer Agent

Wilmington Trust Company will act as registrar and transfer agent for all trust preferred securities. If and for as long as the trust preferred securities are listed on the Luxembourg Stock Exchange, UBS Preferred Funding Trust will also maintain a transfer agent in Luxembourg. The initial Luxembourg transfer agent will be as specified in the applicable prospectus supplement.

Payments and Paying Agent

As long as trust preferred securities are in book-entry form, payments of interest and principal on such trust preferred securities will be made to DTC, which will credit the relevant accounts at DTC on the scheduled payment dates. The payments of interest and principal will be distributed to participants, indirect participants and beneficial owners of such trust preferred securities as described under “Book-Entry Issuance of Trust Preferred Securities—DTC’s Procedures for Notices, Voting and Payments.”

If definitive trust preferred securities are issued in the limited circumstances described above, payments of interest and principal on such trust preferred securities will be made by check mailed to the address of the holder entitled to receive the payment, as the address appears in the relevant UBS Preferred Funding Trust’s register.

Each UBS Preferred Funding Trust will maintain a paying agent with respect to its trust preferred securities which will initially be the Wilmington Trust Company. The paying agent will be permitted to resign as paying agent upon 30 days’ written notice to the relevant trustee. If Wilmington Trust Company resigns as paying agent, the relevant trustee will appoint another bank or trust company to act as paying agent. If and for as long as the trust preferred securities are listed on the Luxembourg Stock Exchange, UBS Preferred Funding Trust will also maintain a paying agent in Luxembourg. The initial Luxembourg paying agent will be as specified in the applicable prospectus supplement.

Termination of the Amended and Restated Trust Agreements

The Amended and Restated Trust Agreement of each UBS Preferred Funding Trust will terminate upon the earliest to occur of the redemption of all of the trust preferred securities of such UBS Preferred Funding Trust, the delivery of a final distribution of the related company preferred securities to the holders of its trust preferred securities, withdrawal of all related company preferred securities from the UBS Preferred Funding Trust (as described under “—Withdrawal of Company Preferred Securities”), dissolution of the UBS Preferred Funding Trust as described in the following paragraph or in the event a liquidation of the relevant UBS Preferred Funding Company is commencd.

Each UBS Preferred Funding Company may instruct the trustee of the related UBS Preferred Funding Trust to dissolve such UBS Preferred Funding Trust and to distribute its company preferred securities on a pro rata basis to the holders of trust preferred securities of such UBS Preferred Funding Trust in the case of either a Tax Event as to the related UBS Preferred Funding Trust or an Investment Company Act Event as to the related UBS Preferred Funding Trust, as each is defined under “Description of Company Preferred Securities—Redemption.”

Any company preferred securities held in definitive fully registered form will not be eligible to be held through DTC, Euroclear or Clearstream.

Expenses of the UBS Preferred Funding Trusts

All charges or expenses of each UBS Preferred Funding Trust, including the charges and expenses of the relevant trustees, will be paid by the Stamford branch of UBS AG, except that, if a trustee incurs fees, charges or expenses, for which it is not otherwise liable under the relevant Amended and Restated Trust Agreement, at the request of a holder of trust preferred securities or other person, such holder or other person will be liable for such fees, charges and expenses.

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Description of Trust Preferred Securities

Resignation and Removal of Trustee

Each UBS Preferred Funding Trust will at all times have a trustee that is a bank that has its principal place of business in the State of Delaware and a combined capital and surplus of USD50,000,000. If a trustee ceases to be eligible, it must resign.

The trustee of any UBS Preferred Funding Company may resign as trustee under the relevant Amended and Restated Trust Agreement at any time by giving notice of its resignation to the related UBS Preferred Funding Company. Each trustee may be removed by the related UBS Preferred Funding Company at any time by notice of such removal delivered to the relevant trustee. Any resignation or removal of a trustee will take effect upon the appointment of a qualified successor trustee and the successor’s acceptance of such appointment.

If the trustee of any UBS Preferred Funding Trust shall resign or be removed, the related UBS Preferred Funding Company shall, within 45 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor trustee, which shall be a bank or trust company, or an affiliate of a bank or trust company, having its principal office in the State of Delaware and having a combined capital and surplus of at least USD50,000,000.

Information Concerning the Trustee

Wilmington Trust Company is the trustee of each UBS Preferred Funding Trust. The trustee is required to perform only those duties that are specifically set forth in the relevant Amended and Restated Trust Agreement, except when a default has occurred and is continuing with respect to the relevant trust preferred securities. After a default, the trustee must exercise the same degree of care a prudent person would exercise under the circumstances in the conduct of his or her own affairs. Subject to these requirements, the trustee is under no obligation to exercise any of the powers vested in it by the relevant Amended and Restated Trust Agreement at the request of any holder of relevant trust preferred securities, unless the holder offers the trustee reasonable indemnity against the costs, expenses and liabilities that might be incurred by exercising those powers.

Notices

Notices to the holders of trust preferred securities will be given by delivery of the relevant notice to DTC, Euroclear, Clearstream and any other relevant securities clearing system for communication by each of them to entitled participants, and, as long as the trust preferred securities of any UBS Preferred Funding Trust are listed on one or more stock exchanges and the rules of such stock exchange(s) so require, notices will also be published in the manner that the rules of such stock exchange(s) may require. In addition, if any trust preferred securities are listed on the Luxembourg Stock Exchange and for as long as the rules of the Luxembourg Stock Exchange so require, notices will be published in a daily newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

If any trust preferred securities are no longer held in the name of DTC or its nominee, notice to the holders of such trust preferred securities will also be mailed by first-class mail, postage prepaid, to the holders’ addresses appearing in the records of the relevant UBS Preferred Funding Trust.

Governing Law

Unless stated otherwise in the applicable prospectus supplement, the Amended and Restated Trust Agreements and any trust preferred securities will be governed by the laws of the State of Delaware.

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Description of Company Preferred Securities

Each UBS Preferred Funding Company will issue its company preferred securities under the terms of its Amended and Restated Limited Liability Company Agreement. The following summary of the material terms and provisions of the company preferred securities is not complete and is subject to and qualified in its entirety by reference to the LLC Agreement of each UBS Preferred Funding Company and the Delaware Limited Liability Company Act. We have filed a copy of a form of the LLC Agreement applicable for each UBS Preferred Funding Company as an exhibit to the registration statement of which this prospectus is a part, which may be modified or otherwise amended as described in the applicable prospectus supplement.

General

The company preferred securities will be preferred limited liability company interests in a UBS Preferred Funding Company, the terms of which will be set forth in the applicable UBS Preferred Funding Company’s LLC Agreement and the applicable prospectus supplement.

The company preferred securities are intended to provide holders with rights to distributions and redemption and liquidation payments that are similar to those to which holders would be entitled if they had purchased the most senior ranking noncumulative perpetual preferred shares issued directly by UBS AG that have financial terms equivalent to those of their company preferred securities.

The company preferred securities will be validly issued, and no additional payments will be required for such securities to represent limited liability company interests in the relevant UBS Preferred Funding Company. Holders of company preferred securities will have no preemptive rights with respect to any other securities of the relevant UBS Preferred Funding Company. The company preferred securities will not be convertible into company common securities or any other interests in the relevant UBS Preferred Funding Company and will not be subject to any sinking fund or other obligation of the relevant UBS Preferred Funding Company for their repurchase or retirement.

Unless otherwise specified in the applicable prospectus supplement, the company preferred securities will be issued in certificated form only in denominations of USD25 in the case of an offering of trust preferred securities to retail investors and USD1000 or a larger denomination in the case of an offering of trust preferred securities to institutional investors, liquidation preference and whole-number multiples of USD25 or USD1000, as the case may be. The aggregate liquidation preference of all company preferred securities offered will be specified in the applicable prospectus supplement.

Each UBS Preferred Funding Company has the power to create and issue additional preferred limited liability company interests (i) that are junior to its company preferred securities as to payment of dividends and payments of amounts upon dissolution, liquidation or winding up of such UBS Preferred Funding Company (“company junior securities”) or (ii) that are on a parity with its company preferred securities as to those payments (“company parity preferred securities”). As long as any company preferred securities of a UBS Preferred Funding Company remain outstanding, no company parity preferred securities may be issued by such UBS Preferred Funding Company unless the holders of at least 66 2/3% of the outstanding company preferred securities and company parity preferred securities, if any (based on the aggregate liquidation preference), voting together as a single class, approve and only if the related UBS AG subordinated guarantee is amended so that such company parity preferred securities benefit from the related UBS AG subordinated guarantee in the same manner as the company preferred securities without any adverse effect on the holders of company preferred securities. See “—Voting Rights.”

The LLC Agreement of each UBS Preferred Funding Company will preclude each UBS Preferred Funding Company from issuing, without the consent of each holder of its company preferred securities,

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Description of Company Preferred Securities

any company parity preferred securities or any other classes or series of equity securities that are senior to its company preferred securities as to dividend rights or rights upon dissolution, liquidation or winding up of such UBS Preferred Funding Company.

Dividends

General

Dividends on company preferred securities will be payable from the date of initial issuance on a noncumulative basis, regularly on the dates specified in the applicable prospectus supplement (each a “dividend payment date”) for the dividend period ending on each such dividend payment date and commencing on the date specified in the applicable prospectus supplement, but only if the relevant UBS Preferred Funding Company has legally available funds for such purpose and satisfies the other qualifications described below. Each period from and including a dividend payment date or the date of initial issuance, as applicable, to but not including the next dividend payment date is a “dividend period.”

Dividends will be payable on the liquidation preference, for each dividend period, at a fixed or floating rate, as specified in the applicable prospectus supplement.

Dividends will be mandatorily due and payable on a dividend payment date with respect to the related dividend period and special dividends will be mandatorily due and payable on other dates in the circumstances described under “—Mandatory Dividends,” except that dividends will never be mandatorily due and payable or be paid when the capital limitation (described below under “—Capital Limitation”) applies. If dividends are neither mandatorily due and payable on a dividend payment date nor prohibited by application of the capital limitation, then:

•	payment of dividends on company preferred securities will be limited by UBS AG’s available distributable profits (see “—Distributable Profits Limitation”), and

•	if UBS AG delivers, on or before the tenth business day immediately preceding a dividend payment date, an instruction (a “no dividend instruction”) to a UBS Preferred Funding Company not to pay dividends on that dividend payment date or to pay less than full dividends on that dividend payment date, dividends payable on the related dividend payment date will be limited as provided in the no dividend instruction (see “—No Dividend Instruction”).

If any dividends will be payable on company preferred securities on a day that is not a business day, those dividends will instead be paid on the next business day. No interest or other payment will be due as a result of any such adjustment.

To the extent relevant to any issuance of trust preferred securities, LIBOR shall have the meaning as specified in the applicable prospectus supplement.

All percentages resulting from any calculations on the company preferred securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

Mandatory Dividends

Each UBS Preferred Funding Company will be required to pay dividends on its company preferred securities in three circumstances, as follows:

(i) If UBS AG declares or pays dividends or makes any other payment or distribution on any UBS AG junior obligations, and provided that the capital limitation does not apply, then each

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Description of Company Preferred Securities

UBS Preferred Funding Company will be required to pay full dividends on its company preferred securities during the one-year period beginning on and including the earlier of the date on which such dividend was declared or the date on which such dividend or other payment was made.

(ii) If UBS AG or any of its subsidiaries redeems, repurchases or otherwise acquires any UBS AG parity securities or UBS AG junior obligations for any consideration, except by conversion into or exchange for shares of UBS AG or UBS AG junior obligations and except as described below (and provided that the capital limitation does not apply), then each UBS Preferred Funding Company will be required to pay dividends on its company preferred securities during the one-year period beginning on and including the date on which such redemption, repurchase or other acquisition occurred.

(iii) If (x) UBS AG or any of its subsidiaries declares or pays any dividends or makes any other payment or distribution on any UBS AG parity securities on any date and (y) during the relevant period (as defined below) ending on and including that date there occurred a dividend payment date as to which any UBS Preferred Funding Company paid no dividends or less than full dividends on its company preferred securities, and provided that the capital limitation does not apply, then on that date such UBS Preferred Funding Company will be required to pay a special dividend on its company preferred securities. The special dividend will be payable on that date whether or not that date is otherwise a dividend payment date and, if it is a dividend payment date, will be in addition to any other dividends required to be paid on that dividend payment date. The special dividend will be in an amount that, when taken together with dividends previously paid on the relevant company preferred securities during the relevant period, represents the same proportion of full dividends on such company preferred securities for all dividend payment dates during the relevant period that the dividend on UBS AG parity securities paid during that relevant period bears to full dividends on such UBS AG parity securities for that relevant period.

Notwithstanding paragraph (ii) above, no UBS Preferred Funding Company will be required to pay dividends solely as a result of:

•	repurchases, redemptions or other acquisitions of UBS AG parity securities or UBS AG junior obligations in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or shareholder share purchase plan or in connection with the issuance of UBS AG parity securities or UBS AG junior obligations (or securities convertible into or exercisable for such UBS AG parity securities or UBS AG junior obligations) as consideration in an acquisition transaction,

•	market-making in the UBS AG parity securities or ordinary shares of UBS AG as part of the securities business of UBS AG or any of its subsidiaries,

•	the purchase of fractional interests in UBS AG parity securities or UBS AG junior obligations pursuant to the conversion or exchange provisions of such UBS AG parity securities or UBS AG junior obligations or the security being converted or exchanged,

•	any declaration of a dividend in connection with any shareholder’s rights plan, or the issuance of rights, shares or other property under any shareholder’s rights plan, or the redemption or repurchase of rights pursuant to any such plan, or

•	any dividend in the form of shares, warrants, options or other rights where the dividend shares or the shares issuable upon exercise of such warrants, options or other rights are the same shares as that on which the dividend is being paid or ranks equally with or junior to such shares.

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Description of Company Preferred Securities

Any dividend payment date or other date on which dividends on any company preferred securities are required to be paid as described in clause (i), (ii) or (iii) above is a “mandatory dividend payment date.” The amount of dividends required to be paid on any mandatory dividend payment date (after giving effect to the capital limitation, if applicable) is called the “mandatory dividend payment amount.” If a dividend payment date or other date is a mandatory dividend payment date, each UBS Preferred Funding Company will be required to pay the mandatory dividend payment amount as dividends on that date whether or not there are available distributable profits and whether or not interest is paid on the subordinated notes.

For purposes of this prospectus:

“UBS AG junior obligations” means (i) ordinary shares of UBS AG, (ii) each class of preferred or preference shares or similar securities of UBS AG that ranks junior to the most senior ranking preferred or preference shares or similar securities of UBS AG, and (iii) any indebtedness, guarantee or support agreement or similar undertaking of UBS AG in respect of any subsidiary securities that rank junior to the UBS AG subordinated guarantee.

“UBS AG parity securities” means (i) each class of preferred or preference shares or similar securities of UBS AG that ranks equally with the most senior ranking preferred or preference shares or similar securities of UBS AG and (ii) any securities issued by any subsidiaries of UBS AG and entitled to the benefit of any guarantee or support agreement or similar undertaking of UBS AG that ranks equally with the UBS AG subordinated guarantee. UBS AG parity securities include the USD1,500,000,000 8.622% Noncumulative Trust Preferred Securities of UBS Preferred Funding Trust I initially issued in October 2000 and representing a corresponding amount of 8.622% Noncumulative Company Preferred Securities of UBS Preferred Funding Company LLC I, guaranteed on a subordinated basis by UBS AG, the USD500,000,000 7.247% Noncumulative Trust Preferred Securities of UBS Preferred Funding Trust II issued in June 2001 and representing a corresponding amount of 7.247% Noncumulative Company Preferred Securities of UBS Preferred Funding Company LLC II, guaranteed on a subordinate basis by UBS AG, the USD300,000,000 7.25% Noncumulative Trust Preferred Securities of UBS Preferred Funding Trust III issued in June 2001 and representing a corresponding amount of 7.25% Noncumulative Company Preferred Securities of UBS Preferred Funding Company LLC III, guaranteed on a subordinate basis by UBS AG and the USD300,000,000 floating rate Noncumulative Trust Preferred Securities of UBS Preferred Funding Trust IV issued in May 2003 and representing a corresponding amount of floating rate Noncumulative Company Preferred Securities of UBS Preferred Funding Company LLC IV, guaranteed on a subordinate basis by UBS AG.

“relevant period” means (i) in the case of UBS AG parity securities that pay dividends less frequently than semi-annually, one year and (ii) in the case of UBS AG parity securities that pay dividends semi-annually or more frequently than semi-annually, six months (in each case ending on or including the date on which the related dividend on a parity security is paid but not including the corresponding day in the month that is twelve or six months prior thereto).

Capital Limitation

The prohibition on the payment of dividends on company preferred securities as described below is called the “capital limitation.”

Unless the Swiss Federal Banking Commission expressly permits otherwise, no UBS Preferred Funding Company will pay dividends on its company preferred securities on any dividend payment date (whether or not it is a mandatory dividend payment date) if on such date UBS AG is not in compliance, or because of a distribution by UBS AG or any of its subsidiaries of profits of UBS AG (including a payment of dividends on company preferred securities) would not be in compliance, with the Swiss Federal Banking Commission’s minimum capital adequacy requirements applicable to UBS AG as then in effect.

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Description of Company Preferred Securities

For purposes of complying with the Swiss Federal Banking Commission’s capital minimum adequacy requirements, bank capital is divided into three main categories:

•	Core (or Tier 1) capital,

•	Supplementary (or Tier 2) capital, and

•	Additional (or Tier 3) capital.

Tier 1 capital primarily includes paid-in share capital, reserves (defined to include retained earnings) and capital participations of minority shareholders in fully consolidated subsidiaries, and is reduced by, among other items, the bank’s holdings of its own shares. Tier 1 capital is supplemented, for capital adequacy purposes, by Tier 2 capital, which consists of, among other things, two categories of subordinated debt instruments that may be issued by a bank, and by Tier 3 capital, which consists of certain subordinated debt obligations. The use of Tier 2 and Tier 3 capital in complying with capital ratio requirements is, however, subject to limitations.

Under Swiss law, a bank must maintain a minimum capital ratio of 8%, calculated by dividing adjusted core and supplementary capital by aggregate risk-weighted assets. This standard must be met on both a consolidated and an unconsolidated basis. UBS is required to file a statement of its required and existing capital resources, together with its annual statement of condition and interim balance sheet, with both the Swiss Federal Banking Commission and the Swiss National Bank.

For a discussion of UBS’s capital resources relative to applicable guidelines, see Item 5 of UBS AG’s Annual Report on Form 20-F for the year ended 31 December 2007, which is incorporated by reference into this prospectus.

Distributable Profits Limitation

The limitation or prohibition on the payment of dividends on company preferred securities as described below is called the “distributable profits limitation.” The distributable profits limitation will not limit or prohibit payment of mandatory dividends on a mandatory dividend payment date. The effect of the distributable profits limitation is to limit the amount of non-mandatory dividends that any UBS Preferred Funding Company may pay on its company preferred securities to the amount of dividends that UBS AG would have been legally able to pay on such securities had they been issued directly by UBS AG as non-cumulative preference shares of UBS AG.

Except as otherwise stated in the applicable prospectus supplement, on or before the first dividend payment date of each year, UBS AG will deliver a certificate to each UBS Preferred Funding Company (a “distributable profits limitation certificate”) specifying:

•	the distributable profits (as defined below) of UBS AG for the financial year ending on the preceding 31 December, and

•	the available distributable profits (as defined below) for payment of dividends on company preferred securities on the dividend payment dates in the then current year.

Unless a UBS Preferred Funding Company is required to pay mandatory dividends:

•	the aggregate amount of dividends on company preferred securities that such UBS Preferred Funding Company may pay on the first dividend payment of the current year may not exceed the lesser of full dividends and the available distributable profits set forth in such distributable profits limitation certificate, and

•	the aggregate amount of dividends on company preferred securities that such UBS Preferred Funding Company may pay on any subsequent dividend payment date in the current year may not exceed the lesser of full dividends and the remaining amount of such available distributable profits

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Description of Company Preferred Securities

(after giving effect to the payment of dividends pursuant to this bullet point or the bullet point immediately above).

For purposes of this prospectus:

“distributable profits” means, for any financial year of UBS AG, profit that may be distributed in accordance with Swiss law then applicable. Currently, for any financial year of UBS AG, distributable profits are equal to profit brought forward, plus profit for the period, minus appropriation to general statutory reserve, plus other reserves, each as shown in the audited unconsolidated balance sheet and statement of appropriation of retained earnings of UBS AG and as determined in accordance with accounting standards applicable under Swiss law. The “appropriation to general statutory reserve” is equal to up to 5% of annual profit to the extent the general reserves of UBS AG do not equal 20% of the paid-in share capital plus 10% of the amount distributed as a dividend from profit for the period in excess of 5% of the par value of the UBS common shares. UBS AG’s distributable profits for 2005 were approximately CHF 26.792 billion.

“available distributable profits” means, for any financial year of UBS AG:

•	if there are no UBS AG parity securities outstanding, distributable profits for the immediately preceding financial year of UBS AG, and

•	if there are UBS AG parity securities outstanding, then an amount determined as the product of:

(x) distributable profits for the immediately preceding financial year of UBS AG, and

(y) a ratio (I) the numerator of which is the aggregate amount of full dividends on the company preferred securities to be paid on the dividend payment dates that occur during the then current financial year (not including dividends paid in any preceding dividend payment date during of the current year and including dividends to be paid in the corresponding dividend payment date of the following year) and (II) the denominator of which is equal to the amount determined pursuant to clause (I) plus the aggregate amount of full dividends on the UBS AG parity securities to be paid on dividend payment dates which occur during the then current financial year.

No Dividend Instruction

Except for the mandatory dividend payment amounts required to be paid on mandatory dividend payment dates:

•	dividends on company preferred securities will not be payable on a dividend payment date if, on or before the tenth business day immediately preceding such dividend payment date, UBS AG delivers a no dividend instruction to the relevant UBS Preferred Funding Company instructing it not to pay dividends on that dividend payment date, and

•	if, on or before the tenth business day immediately preceding such dividend payment date, UBS AG delivers a no dividend instruction to a UBS Preferred Funding Company limiting but not prohibiting the payment of dividends on such dividend payment date, dividends on such UBS Preferred Funding Company’s company preferred securities will be payable on that dividend payment date only to the extent permitted by such no dividend instruction.

If a no dividend instruction is given to a UBS Preferred Funding Company, then such UBS Preferred Funding Company must promptly give notice to the holders of its company preferred securities in the manner described under “—Notices” of the fact that it has received a no dividend instruction and the amount of dividends, if any, that will be paid on the related dividend payment date.

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Description of Company Preferred Securities

Additional Amounts

If any UBS Preferred Funding Company or UBS Preferred Funding Trust is required to withhold any taxes, duties or other governmental charges with respect to any dividend payment on its trust preferred securities or company preferred securities, the relevant UBS Preferred Funding Company will be required to pay, as additional amounts included in the dividend payment (and UBS AG will be required to include in any related payment made by it under the UBS AG subordinated guarantee), an amount sufficient that the net amount received by the holder of such company preferred securities or trust preferred securities, as applicable, after the withholding, will not be less than the dividend payment amount. However, no UBS Preferred Funding Company will be required to pay any such additional amounts to the extent that the taxes, duties or other governmental charges are imposed or levied by Switzerland or the Cayman Islands because the holder or beneficial owner of any trust preferred securities or company preferred securities:

•	has some connection with Switzerland or the Cayman Islands, as applicable, other than being a holder or beneficial owner of those trust preferred securities or company preferred securities, or

•	has not made a declaration of non-residence in, or other lack of connection with, Switzerland or the Cayman Islands, as applicable, or any similar claim for exemption, if the relevant UBS Preferred Funding Company has given the beneficial owner of those trust preferred securities or company preferred securities or its nominee at least 60 days’ prior notice of an opportunity to make the declaration or claim.

Ranking and Liquidation Preference

The company preferred securities of any UBS Preferred Funding Company ordinarily will rank senior to its company common securities as to the payment of dividends. However, UBS AG has the right to shift the dividend preference of company preferred securities to the company common securities on any dividend payment date to the extent that the mandatory dividend payment amount then required to be paid as dividends on the company preferred securities (if any) is less than full dividends on the company preferred securities. If UBS AG shifts the dividend preference to the company common securities, the interest payment received by a UBS Preferred Funding Company on the related subordinated notes will be returned as dividends to UBS AG, as the holder of its company common securities, before any dividends are paid on its company preferred securities.

As long as any company preferred securities of a UBS Preferred Funding Company are outstanding, UBS AG will agree in such UBS Preferred Funding Company’s LLC Agreement that it will take no voluntary action to cause the UBS Preferred Funding Company to dissolve or liquidate unless UBS AG also liquidates. Each UBS Preferred Funding Company’s LLC Agreement will provide that the UBS Preferred Funding Company will be liquidated if UBS AG is liquidated.

If any UBS Preferred Funding Company dissolves, liquidates or winds up, then after the claims of any creditors of such UBS Preferred Funding Company are satisfied, the holders of its company preferred securities will be entitled to receive, before any distribution of assets is made to the holders of its company common securities or any other class of shares ranking junior to the company preferred securities upon liquidation, liquidating distributions in respect of such company preferred securities in the amount of:

•	the liquidation preference of the company preferred securities, plus

•	an amount equal to unpaid dividends, if any, on the company preferred securities with respect to the current dividend period accrued on a daily basis to the date of liquidation, plus

•	an amount equal to unpaid definitive dividends for any prior dividend period, without interest and without accumulation of unpaid nondefinitive dividends for any prior dividend period.

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Description of Company Preferred Securities

For purposes of this prospectus:

“definitive dividends” means, as to a dividend payment date and related dividend period, dividends that are due and payable because (i) they are not limited by the capital limitation and (ii) either (x) they are mandatory dividends or (y) a no dividend instruction was not delivered and they are not limited by the distributable profit limitation.

“nondefinitive dividends” means, as to a dividend payment date and related dividend period, dividends that are not definitive dividends.

If UBS AG is liquidated, whether voluntarily or involuntarily, (i) each UBS Preferred Funding Company will be liquidated and (ii) under each UBS AG Subordinated Guarantee Agreement, the holders of related company preferred securities (whether through a UBS Preferred Funding Trust or as direct holders who have withdrawn their company preferred securities from a UBS Preferred Funding Trust) will have a claim entitling them to substantially the same liquidating distributions in the liquidation of UBS AG that they would have been entitled to if they had purchased preferred shares of UBS AG having an aggregate liquidation preference equal to the aggregate liquidation preference of their company preferred securities and bearing dividends at the rate of dividends applicable to such company preferred securities. Each UBS AG Subordinated Guarantee Agreement and the related UBS Preferred Funding Company’s LLC Agreement, taken together, provide that the holders of company preferred securities may not receive liquidating distributions in a liquidation of the relevant UBS Preferred Funding Company and payments under the UBS AG subordinated guarantee that, taken together, exceed the liquidating distributions to which they would have been entitled had they instead owned preferred shares of UBS AG with equivalent terms as described above.

Voting Rights

Except as expressly required by applicable law, or except as indicated below, the holders of company preferred securities will not be entitled to vote. Unless otherwise specified in the applicable prospectus supplement, if the holders of company preferred securities of any UBS Preferred Funding Company are entitled to vote as indicated below, each USD25 or USD1000, as the case may be, liquidation preference of company preferred securities will be entitled to one vote on matters on which the holders of such company preferred securities are entitled to vote. If at any time the aggregate of unpaid dividends for any UBS Preferred Funding Company equals or exceeds the number of regularly scheduled dividend payments as specified in the applicable prospectus supplement, the holders of company preferred securities and any company parity preferred securities of such UBS Preferred Funding Company, voting together as a single class, will have the exclusive right to elect two additional directors of their choosing. Holders of a majority (based on the aggregate liquidation preference) of company preferred securities and any company parity preferred securities of such UBS Preferred Funding Company may exercise this right by written consent or at a meeting of such holders called for such purpose. This right will continue either until all unpaid dividends have been paid in full or until full dividends have been paid on the relevant company preferred securities for the number of consecutive dividend periods specified in the prospectus supplement. While this right continues, any vacancy in the office of the additional directors may be filled only by the holders of company preferred securities and company parity preferred securities voting as described above.

Each UBS Preferred Funding Company’s LLC Agreement will provide that a meeting will be called at the request of holders of 25% (based on the aggregate liquidation preference) of its company preferred securities and any company parity preferred securities.

As long as any of its company preferred securities are outstanding, no UBS Preferred Funding Company may, without the consent or vote of holders of at least 66 2/3% of its outstanding company preferred

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Description of Company Preferred Securities

securities and company parity preferred securities, if any (based on the aggregate liquidation preference), voting together as a single class:

•	change or remove any provision of such UBS Preferred Funding Company’s LLC Agreement (including the terms of its company preferred securities), issue any company parity preferred securities, redeem or repurchase any company common securities, or consent to a change in the booking location of the issuance of the related subordinated notes to a branch or other office of UBS AG other than the Cayman Islands branch of UBS AG, in each case, if such action would materially and adversely affect the rights, preferences, powers or privileges of its company preferred securities and such company parity preferred securities,

•	to the fullest extent permitted by law, liquidate, dissolve or terminate such UBS Preferred Funding Company without the concurrent liquidation of UBS AG,

•	amend or modify such UBS Preferred Funding Company’s investment policies, or

•	merge, convert, consolidate, reorganize or effect any other business combination involving such UBS Preferred Funding Company, unless the resulting entity will have no class or series of equity securities either authorized or outstanding that ranks ahead of its company preferred securities as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, except the same number of shares of such equity securities with the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions or redemption as the shares of equity securities of such UBS Preferred Funding Company that are authorized and outstanding immediately prior to such transaction, and each holder of its company preferred securities immediately prior to such transaction shall receive securities with the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions or redemption of the resulting entity as the company preferred securities held by such holder immediately prior to the transaction.

As long as any of its company preferred securities are outstanding, no UBS Preferred Funding Company will be permitted, without the consent of the holders of each outstanding company preferred security, authorize, create or increase the authorized amount of, or issue any class or series of, any equity securities of such UBS Preferred Funding Company, or any warrants, options or other rights convertible or exchangeable into any class or series of any equity securities of such UBS Preferred Funding Company, ranking prior to its company preferred securities, either as to dividend rights or rights on dissolution, liquidation or winding up of such UBS Preferred Funding Company.

Notwithstanding any of the foregoing, without consent of any holder of company preferred securities, UBS AG will be permitted to amend or supplement the UBS AG Subordinated Guarantee Agreements to correct or supplement any provision in the UBS AG Subordinated Guarantee Agreements which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under the UBS AG Subordinated Guarantee Agreements, so long as any such action shall not materially adversely affect the interests of the holders of the related company preferred securities. See “Description of UBS AG Subordinated Guarantees—Amendments.”

Notwithstanding the foregoing, without the consent of any holder of company preferred securities, UBS AG will be permitted to amend or supplement any UBS Preferred Funding Company’s LLC Agreement:

•	to correct or supplement any provision in a UBS Preferred Funding Company’s LLC Agreement which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under a UBS Preferred Funding Company’s LLC Agreement, so long as any such action shall not materially adversely affect the interests of the holders of company preferred securities of such UBS Preferred Funding Company, or

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Description of Company Preferred Securities

•	to cure any ambiguity or correct any mistake.

Redemption

No company preferred securities will be redeemable before the date specified in the applicable prospectus supplement unless a Tax Event, an Investment Company Act Event or a Capital Event occurs, in which case each UBS Preferred Funding Company may redeem its company preferred securities in whole (but not in part) at any time on not less than 30 nor more than 60 days’ notice. On or after the date specified in the applicable prospectus supplement, any UBS Preferred Funding Company will be permitted to redeem its company preferred securities for cash, in whole or in part, on not less than 30 nor more than 60 days’ notice.

Unless otherwise stated in the applicable prospectus supplement, the redemption price for such optional redemptions on or after the date specified in the applicable prospectus supplement and for redemptions arising from a Tax Event, an Investment Company Act Event or a Capital Event will be:

•	100% of the liquidation preference of the company preferred securities being redeemed, plus

•	an amount equal to unpaid dividends, if any, on the company preferred securities with respect to the current dividend period (whether or not declared) accrued on a daily basis to the date fixed for redemption, plus

•	an amount equal to unpaid definitive dividends for any prior dividend period, without interest and without accumulation of unpaid nondefinitive dividends for any prior dividend period.

The applicable prospectus supplement may provide that the redemption price for a redemption arising out of a Tax Event resulting from a Change in Tax Law (as defined below) and relating to the:

•	imposition of tax on UBS Preferred Funding Trust or UBS Funding Company, or

•	the imposition of withholding tax on UBS Preferred Funding Company’s payment of dividends on the company preferred securities, on UBS Preferred Funding Trust’s payment of dividends on the trust preferred securities, on UBS AG’s payment of interest on the subordinated notes or on UBS AG’s payment under the subordinated guarantee

(which are the events described in clauses (A), (B) and (C) of the definition of “Tax Event”) will be the redemption price described above and that the redemption price for all other redemptions arising out of a Tax Event resulting from a Change in Tax Law will be:

•	the Make Whole Amount (as defined below), plus

•	an amount equal to unpaid dividends, if any, on the company preferred securities with respect to the current dividend period (whether or not declared) accrued on a daily basis to the date fixed for redemption, plus

•	an amount equal to unpaid definitive dividends for any prior dividend period, without interest and without accumulation of unpaid nondefinitive dividends for any prior dividend period.

To the extent provided for in the applicable prospectus supplement, UBS Preferred Funding Company will have, until the dividend payment date specified in the applicable prospectus supplement after the occurrence of a Tax Event, an Investment Company Act Event or a Capital Event, the right to redeem the company preferred securities.

Any redemption of company preferred securities will have to comply with applicable regulatory requirements, including the prior approval of the Swiss Federal Banking Commission if then required under applicable guidelines or policies of the Swiss Federal Banking Commission. The Swiss Federal Banking Commission in its discretion may impose conditions on its approval of any proposed redemption of company preferred securities. If dividends on any company preferred securities of a UBS

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Description of Company Preferred Securities

Preferred Funding Company are unpaid, no company preferred securities of such UBS Preferred Funding Company may be redeemed unless all its outstanding company preferred securities are redeemed, and no UBS Preferred Funding Company may purchase or otherwise acquire any of its company preferred securities, except pursuant to a purchase or exchange offer made on the same terms to the holders of all of its outstanding company preferred securities.

Company preferred securities will not be subject to any sinking fund or mandatory redemption and will not be convertible into any other securities of the relevant UBS Preferred Funding Company or any securities of UBS AG.

“Change in Tax Law” means the receipt by UBS AG of an opinion of a nationally recognized law firm or other tax advisor (which may be an accounting firm) in Switzerland, the United States or the Cayman Islands, as appropriate, experienced in such matters to the effect that an event of the type descried in clause (A), (B) or (C) of the definition of “Tax Event” has occurred or will occur as a result of (i) any amendment to, clarification of, or change (including any announced prospective change) in, the laws or treaties (or any regulations under any laws or treaties) of the United States, Switzerland or the Cayman Islands or any political subdivision or taxing authority of or in the United States, Switzerland or the Cayman Islands affecting taxation or (ii) any administrative action or any amendment to, clarification of, or change in the official position of or UBS AG interpretation of any administrative action or any interpretation or pronouncement that provides for a position with respect to any administrative action or any interpretation or pronouncement that provides for a position with respect to any administrative action that differs from the previously generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, regardless of the manner in which such amendment, clarification, change, interpretation or pronouncement is made known, which amendment, clarification, change or administrative action is effective or which interpretation or pronouncement is announced on or after the date of issuance of the company preferred securities.

“Make Whole Amount” as applied to a redemption of the company preferred securities means the greater of (i) 100% of the liquidation preference of the company preferred securities and (ii) as determined by a quotation agent (as defined below), the sum of the present value of the liquidation preference of the company preferred securities together with the present values of scheduled payments of dividends accrued from the date of redemption to the dividend payment date specified in the applicable prospectus supplement (the “remaining life”), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360-day consisting of twelve 30-day months) at the adjusted treasury rate.

For purposes of determining the Make Whole Amount:

“adjusted treasury rate” means, with respect to any redemption date, the treasury rate plus a spread as described in the applicable prospectus supplement.

As long as any company preferred securities of a UBS Preferred Funding Company are outstanding, other company parity preferred securities of such UBS Preferred Funding Company may not be redeemed or repurchased unless such UBS Preferred Funding Company concurrently redeems an approximately equal proportion of the aggregate liquidation preference of its outstanding company preferred securities or each rating agency then rating its company preferred securities informs such UBS Preferred Funding Company in writing that the redemption or repurchase of such company parity preferred securities would not result in a reduction or withdrawal of the rating then assigned by that rating agency to its company preferred securities.

If fewer than all outstanding company preferred securities of a UBS Preferred Funding Company are to be redeemed, the amount of the company preferred securities of such UBS Preferred Funding Company to be redeemed will be determined by the board of directors of such UBS Preferred Funding Company,

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Description of Company Preferred Securities

and the securities to be redeemed will be determined by lot or pro rata as the board of directors in its sole discretion determines to be equitable. The relevant UBS Preferred Funding Company will promptly notify the registrar and transfer agent for its company preferred securities in writing of the securities selected for redemption and, in the case of any partial redemption, the liquidation preference to be redeemed.

Any company preferred securities redeemed will be canceled. There will be no prescription period in respect of uncollected dividends on company preferred securities.

As used in this prospectus:

“Administrative action” means any judicial decision, official administrative pronouncement, published or private ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to adopt such procedures or regulations) by any legislative body, court, governmental authority or regulatory body having appropriate jurisdiction.

“Capital Event” means, with respect to any UBS Preferred Funding Company, the determination by UBS AG after consultation with the Swiss Federal Banking Commission that its company preferred securities cannot be included in calculating the Tier 1 capital of UBS AG on a consolidated basis.

“Comparable Treasury Issue” means with respect to any redemption date the United States Treasury security selected by the quotation agent as having a maturity comparable to the remaining life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining life. If no United States Treasury security has a maturity that is within a period from three months before to three months after the interest payment date and dividend payment date specified in the applicable prospectus supplement, the two most closely corresponding United States Treasury securities will be used as the comparable treasury issue, and the treasury rate will be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

“Comparable Treasury Price” means (A) the average of five reference treasury dealer quotations for such redemption date, after excluding the highest and lowest of such reference treasury dealer quotations, or (B) if the quotation agent obtains fewer than five such reference treasury dealer quotations, the average of all such quotations.

“quotation agent” means UBS Securities LLC and its successors, except that if UBS Securities LLC ceases to be primary U.S. Government securities dealer in New York City (a “primary treasury dealer”), UBS Preferred Funding Company will designate another primary treasury dealer.

“Reference Treasury Dealer” means (i) the quotation agent and (ii) any other primary treasury dealer selected by the quotation agent after consultation with the relevant UBS Preferred Funding Company.

“Reference Treasury Dealer Quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the quotation agent, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the quotation agent by such reference treasury dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means (i) the yield, under the heading which represents the average for the week immediately prior to the redemption date, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve and which established yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the remaining life (or, if no maturity is within three months before or after the remaining life, yields for the two published maturities most closely corresponding to the remaining life will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding to

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Description of Company Preferred Securities

the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date. The treasury rate will be calculated on the third business day preceding the redemption date.

“Investment Company Act Event” means, with respect to any UBS Preferred Funding Company, the receipt by UBS AG of an opinion of a nationally recognized law firm in the United States experienced in such matters to the effect that there is more than an insubstantial risk that such UBS Preferred Funding Company or the related UBS Preferred Funding Trust is an “investment company” within the meaning of the Investment Company Act of 1940.

“Tax Event” means, with respect to any UBS Preferred Funding Company, the receipt by UBS AG of an opinion of a nationally recognized law firm or other tax advisor (which may be an accounting firm) in Switzerland or the United States, as appropriate, experienced in such matters to the effect that there is more than an insubstantial risk that (A) such UBS Preferred Funding Company or the related UBS Preferred Funding Trust is or will be subject to more than a de minimis amount of additional taxes, duties or other governmental charges, (B) UBS AG is or will be required to pay any additional amounts in respect of any taxes, duties or other governmental charges with respect to payments of interest or principal on the related subordinated notes and with respect to any payments on the related trust preferred securities, (C) such UBS Preferred Funding Company is or will be required to pay any additional amounts in respect of any taxes, duties or other governmental charges with respect to payments of dividends on its company preferred securities or the related UBS Preferred Funding Trust is or will be required to pay any additional amounts in respect of any taxes, duties or other governmental charges with respect to distributions on its trust preferred securities, or (D) the treatment of any of such UBS Preferred Funding Company’s items of income, gain, loss, deduction or expense, or the treatment of any item of income, gain, loss, deduction or expense of UBS AG related to the related subordinated notes or its ownership of such UBS Preferred Funding Company, in each case as reflected on the tax returns (including estimated returns) filed (or to be filed) by such UBS Preferred Funding Company or UBS AG, will not be respected by a taxing authority, as a result of which such UBS Preferred Funding Company or UBS AG is or will be subject to more than a de minimis amount of additional taxes, duties or other governmental charges or civil liabilities, the effect of which cannot be avoided by such UBS Preferred Funding Company or UBS AG taking reasonable measures available to it without any adverse effect on or material cost to UBS AG or such UBS Preferred Funding Company (as determined by UBS AG in its sole discretion).

Registrar and Transfer Agent

Wilmington Trust Company, or any other entity that UBS AG designates, will act as registrar and transfer agent for the company preferred securities.

Registration of transfers of company preferred securities will be effected without charge by or on behalf of the relevant UBS Preferred Funding Company, but upon payment of any tax or other governmental charges that may be imposed in connection with any transfer or exchange. No UBS Preferred Funding Company will be required to register or cause to be registered the transfer of its company preferred securities after such company preferred securities have been called for redemption.

The LLC Agreement of each UBS Preferred Funding Company will provide that, in the event of a partial redemption of its company preferred securities that would result in a delisting of the related trust preferred securities from any securities exchange on which such trust preferred securities are then listed, such UBS Preferred Funding Company will redeem its company preferred securities in whole.

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Description of Company Preferred Securities

Notices

Notices to the holders of company preferred securities will be mailed by first-class mail, postage prepaid, to the holders’ addresses appearing in the relevant UBS Preferred Funding Company’s records.

Governing Law

The LLC Agreement of each UBS Preferred Funding Company is and the company preferred securities will be governed by the laws of the State of Delaware.

Nature of The Trading Market

The company preferred securities will not be listed on any national exchange or traded in any established market.

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Book-Entry Issuance of Trust Preferred Securities

The trust preferred securities will initially be issued to investors only in book-entry form. The total aggregate amount of trust preferred securities of each UBS Preferred Funding Trust will be represented by permanent global securities in fully registered form (each, a “global certificate”) and deposited with a custodian for, and registered in the name of The Depository Trust Company (“DTC”) or its nominee. Except as provided in the applicable prospectus supplement, the global certificates will initially be deposited with Wilmington Trust Company, as the custodian for DTC, and registered in the name of Cede & Co., as the nominee of DTC.

Except as described below, the global certificates may be transferred, in whole and not in part, only to another nominee of DTC or a successor of DTC or its nominee. Beneficial interests in the global certificates may not be exchanged for trust preferred securities in certificated form except in the limited circumstances described below.

Persons that acquire beneficial ownership interests in any global certificate will hold their interests through either (i) DTC in the United States or (ii) Clearstream Banking or the Euroclear System in Europe if such persons are participants in those systems, or indirectly through organizations that are participants in those systems. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries, which in turn will hold those positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Unless and until certificated securities are issued, the only “holder” of any trust preferred securities will be Cede & Co., as nominee of DTC, or the nominee of a successor depositary. Beneficial owners will be permitted to exercise their rights only indirectly through DTC, Clearstream, Euroclear and their participants.

Withdrawal of Related Company Preferred Securities Represented by Trust Preferred Securities

Any beneficial owner of trust preferred securities may withdraw and hold directly a corresponding amount of related company preferred securities as described under “Description of Trust Preferred Securities—Withdrawal of Company Preferred Securities.” Within a reasonable period after such request has been properly made, the trustee of the relevant UBS Preferred Funding Trust will instruct DTC to reduce the number of trust preferred securities represented by the relevant global certificate by the amount of related company preferred securities to be so withdrawn by the withdrawing owner.

Company preferred securities that are withdrawn will be issued only in definitive, fully-registered form and will not be eligible to be held through DTC, Euroclear or Clearstream, and under current law the holders of such company preferred securities will receive an annual Form K-1 instead of the Form 1099 that is received by the holders of trust preferred securities. See “U.S. Tax Considerations—Information Reporting and Backup Withholding Tax.”

Any holder of company preferred securities may redeposit its company preferred securities as described under “Description of Trust Preferred Securities—Withdrawal of Company Preferred Securities.” Within a reasonable period after such deposit is properly made, the trustee of the relevant UBS Preferred Funding Trust will instruct DTC to increase the number of trust preferred securities represented by the relevant global certificate accordingly.

The Depository Trust Company

The Depository Trust Company, or DTC, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York

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Book-Entry Issuance of Trust Preferred Securities

Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.

DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among its participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in its participants’ accounts, eliminating the need for physical movement of securities certificates. Participants in DTC include Clearstream and Euroclear, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.

DTC is owned by a number of its participants and by the New York Stock Exchange, the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to DTC is also available to others, such as securities brokers and dealers, banks and trust companies, that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the SEC.

Clearstream Banking

Clearstream Banking, société anonyme, or Clearstream, is incorporated under the laws of Luxembourg as a professional depositary. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between its participants through electronic book-entry changes in accounts of its participants, eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 28 currencies, including U.S. dollars.

Clearstream provides to its participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depositary, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

Euroclear System

Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear Clearance System Public Limited Company (ECS plc) and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the “Euroclear Operator”).

The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries.

The Euroclear Operator provides Euroclear participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services.

Non-participants of Euroclear may hold and transfer book-entry interests in the securities through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-

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Book-Entry Issuance of Trust Preferred Securities

entry interest in the securities through one or more securities intermediaries standing between such other securities intermediary and Euroclear Operator.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, collectively, the Euroclear Terms and Conditions, and applicable Belgian law. The Euroclear Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

Participants and Beneficial Owners

Purchases of trust preferred securities within the DTC system must be made by or through DTC participants, which will receive a credit for the trust preferred securities on DTC’s records and on the records of Clearstream or Euroclear, if applicable. The ownership interest of each actual purchaser of trust preferred securities, which is that of a beneficial owner of an interest in a global certificate, is in turn to be recorded on the DTC participants’ and indirect participants’ records.

Beneficial owners of interests in a global certificate will not receive written confirmation from DTC of their purchases, but beneficial owners of an interest in a global certificate are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the DTC participants or indirect participants through which the beneficial owners of an interest in a global certificate purchased their ownership interests in the relevant trust preferred securities. Transfers of ownership interests in trust preferred securities will be accomplished by entries made on the books of DTC participants and indirect participants acting on behalf of beneficial owners of an interest in a global certificate. Beneficial owners of interests in a global certificate will not receive certificates representing their ownership interests in the relevant trust preferred securities, unless use of the book-entry system for such trust preferred securities is discontinued.

Transfers Among DTC, Clearstream and Euroclear

Transfers between DTC participants will occur in accordance with the rules of DTC. Transfers between Clearstream and Euroclear participants will occur in accordance with their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream or Euroclear participants, on the other, will be effected in DTC in accordance with the rules of DTC on behalf of the relevant European international clearing system by the relevant European depositary. However, those cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines, European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant European depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream and Euroclear participants may not deliver instructions directly to the European depositaries.

Because of time zone differences, credits of trust preferred securities received in Clearstream or Euroclear as a result of a transaction with a person that does not hold trust preferred securities through Clearstream or Euroclear will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Those credits or any transactions in those securities

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Book-Entry Issuance of Trust Preferred Securities

settled during that processing will be reported to the relevant Euroclear or Clearstream participants on that business day. Cash received in Clearstream or Euroclear as a result of sales of trust preferred securities by or through a Clearstream or Euroclear participant to a DTC participant will be received with value on the DTC settlement date, but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

Limitations on Responsibilities of DTC, Clearstream and Euroclear

DTC, Clearstream and Euroclear have no knowledge of the actual beneficial owners of interests in a global certificate representing trust preferred securities. DTC’s records reflect only the identity of the DTC participants, including Clearstream and Euroclear, to whose accounts those trust preferred securities are credited, which may or may not be the beneficial owners of interests in a global certificate. Similarly, the records of Clearstream and Euroclear reflect only the identity of the Clearstream or Euroclear participants to whose accounts those trust preferred securities are credited, which also may or may not be the beneficial owners of interests in a global certificate. DTC, Clearstream and Euroclear participants and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

DTC’s Procedures for Notices, Voting and Payments

So long as DTC, or its nominee, is the registered owner or holder of a global certificate, DTC or that nominee, as the case may be, will be considered the sole owner or holder of trust preferred securities represented by the global certificate for all purposes under the relevant Amended and Restated Trust Agreement. No beneficial owner of an interest in a global certificate will be able to transfer that interest except in accordance with DTC’s applicable procedures, in addition to those provided for under the relevant Amended and Restated Trust Agreement.

DTC has advised UBS AG, as provider of the UBS AG subordinated guarantees, that it will take any action permitted to be taken by a holder of relevant trust preferred securities, including the presentation of trust preferred securities for exchange as described below, only at the direction of one or more of its participants to whose account the DTC interests in the global certificates are credited and only in respect of that portion of the aggregate liquidation amount of trust preferred securities as to which that participant or participants has or have given the direction.

Conveyance of notices and other communications by DTC to its participants, by those participants to its indirect participants, and by participants and indirect participants to beneficial owners of interests in a global certificate will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

The relevant trustee will send redemption notices in respect of trust preferred securities held in book-entry form to Cede & Co., and will also give those notices in the manner indicated under “Description of Trust Preferred Securities—Notices.” If less than all the trust preferred securities of any UBS Preferred Funding Trust are being redeemed, DTC will determine the amount of the interest of each DTC participant to be redeemed in accordance with its procedures.

Although voting with respect to trust preferred securities is limited, in those cases where a vote is required, neither DTC nor Cede & Co. will itself consent or vote with respect to such trust preferred securities. Under its usual procedures, DTC will mail an Omnibus Proxy to the relevant UBS Preferred Funding Trust as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights of those participants to whose accounts such trust preferred securities are allocated on the record date identified in a listing attached to the Omnibus Proxy.

Distributions on trust preferred securities held in book-entry form will be made to DTC in immediately available funds. DTC’s practice is to credit its participants’ accounts on the relevant payment date in

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Book-Entry Issuance of Trust Preferred Securities

accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on that payment date. Payments by DTC’s participants and indirect participants to beneficial owners of interests in a global certificate will be governed by standing instructions and customary practices. Such payments will be the responsibility of those participants and indirect participants and not of DTC, the relevant UBS Preferred Funding Trust or UBS AG, as the guarantor, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of any dividends or other amounts to DTC is the responsibility of the relevant UBS Preferred Funding Trust, disbursement of such payments to participants is the responsibility of DTC, and disbursement of those payments to the beneficial owner of an interest in a global certificate is the responsibility of participants and indirect participants.

Except as described in this prospectus, a beneficial owner of an interest in a global certificate will not be entitled to receive physical delivery of the trust preferred securities. Accordingly, each beneficial owner of an interest in a global certificate must rely on the procedures of DTC to exercise any rights under its trust preferred securities.

Termination of and Changes to Depositary Arrangements

A global certificate is exchangeable for trust preferred securities in registered certificated form if DTC:

•	notifies the relevant UBS Preferred Funding Trust that it is unwilling or unable to continue as depositary for the global certificates and such UBS Preferred Funding Trust does not appoint a successor depositary, or

•	has ceased to be a clearing agency registered under the Securities Exchange Act of 1934.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of interests in the global certificates among participants, none is under any obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time. Neither UBS AG nor any UBS Preferred Funding Trust will have any responsibility for the performance by DTC, Clearstream, Euroclear or their participants or indirect participants under the rules and procedures governing them. DTC, Clearstream or Euroclear may discontinue providing its services as securities depositary with respect to any trust preferred securities at any time by giving notice to the relevant UBS Preferred Funding Trust. Under those circumstances, definitive trust preferred security certificates with respect to such trust preferred securities would be delivered as described under “Description of Trust Preferred Securities—Transfer and Issue of Definitive Trust Preferred Securities.”

Limitations on Rights Resulting from Book-Entry Form

The laws of some jurisdictions require that certain purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer beneficial interests in the global trust preferred securities as represented by a global certificate.

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Description of UBS AG Subordinated Guarantees

At or prior to the issuance of any trust preferred securities and the related company preferred securities, UBS AG and Wilmington Trust Company, as guarantee trustee, will execute the related UBS AG Subordinated Guarantee Agreements. We will qualify the UBS AG Subordinated Guarantee Agreements as indentures under the Trust Indenture Act. The terms of the UBS AG subordinated guarantees will include both those stated in the UBS AG Subordinated Guarantee Agreements and those made part of the UBS AG Subordinated Guarantee Agreements by the Trust Indenture Act. The following summary of the material terms and provisions of the UBS AG subordinated guarantees is not complete and is subject to, and qualified in its entirety by reference to, the UBS AG Subordinated Guarantee Agreements and the Trust Indenture Act. We have filed a copy of a form of UBS AG Subordinated Guarantee Agreement as an exhibit to the registration statement of which this prospectus is a part.

Guaranteed Obligations

In each UBS AG Subordinated Guarantee Agreement, UBS AG will, subject to the capital limitations, and as further provided herein, unconditionally guarantee, on a subordinated basis, the payment by the related UBS Preferred Funding Company of the following, without duplication:

•	any dividends on the related company preferred securities that are due and payable on any mandatory dividend payment date in an amount equal to the mandatory dividend payment;

•	any discretionary dividends on the related company preferred securities that become definitive because UBS AG does not deliver a no dividend instruction;

•	the redemption price payable with respect to any related company preferred securities called for redemption by the relevant UBS Preferred Funding Company;

•	the liquidating distribution on each related company preferred security payable upon liquidation of the relevant UBS Preferred Funding Company; and

•	any additional amounts payable by the relevant UBS Preferred Funding Company as described under “Description of Company Preferred Securities—Additional Amounts.”

Subject to the subordination provisions described below, UBS AG will be obligated to make such payments as and when due, regardless of any defense, right of set-off or counterclaim that the relevant UBS Preferred Funding Company may have or assert, other than the defense of payment, and whether or not the relevant UBS Preferred Funding Company has legally available funds for the guaranteed payments. UBS AG’s obligations under the UBS AG Subordinated Guarantee Agreements are several and independent of the obligations of each relevant UBS Preferred Funding Company with respect to its company preferred securities.

See “Description of Company Preferred Securities—Dividends” for a description of circumstances when dividend on company preferred securities are mandatory, “Description of Company Preferred Securities—Redemption” for a description of the company preferred securities’ redemption provisions, and “Description of Company Preferred Securities—Ranking and Liquidation Preference” for a description of the liquidation claim to which the holders are entitled in a liquidation of any UBS Preferred Funding Company.

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Description of UBS AG Subordinated Guarantees

Subordination

Each UBS AG subordinated guarantee will be a general and unsecured obligation of UBS AG and, in liquidation of UBS AG, will rank, both as to payment and in liquidation:

•	subordinate and junior to all deposits and other liabilities (including those in respect of bonds, notes and debentures of UBS AG) that do not expressly rank equally with the obligations of UBS AG under the relevant UBS AG Subordinated Guarantee Agreement, and

•	senior to the ordinary shares of UBS AG and any other securities or shares of UBS AG expressed to rank junior to the most senior preference shares of UBS AG (if any) from time to time outstanding.

The foregoing liabilities that rank senior to the UBS AG subordinated guarantees are collectively called “UBS AG senior liabilities.”

Payments under the UBS AG subordinated guarantees (other than payments upon a winding-up or dissolution, by bankruptcy or otherwise, in Switzerland of UBS AG as provided below) will be conditional upon UBS AG not being in default in the payment of UBS AG senior liabilities and being solvent at the time of payment. A report as to the insolvency of UBS AG by two persons, each being a managing director, director or other authorized officer or agent of UBS AG or employees of the independent accountants of UBS AG will, in the absence of manifest error be treated and accepted by UBS AG, the holders of company preferred securities and all other interested parties as correct and sufficient evidence thereof.

If UBS AG is liquidated, whether voluntarily or involuntarily, (i) each UBS Preferred Funding Company will be liquidated and (ii) under the UBS AG Subordinated Guarantee Agreements, the holders of related company preferred securities (whether through a UBS Preferred Funding Trust or as direct holders who have withdrawn their related company preferred securities from a UBS Preferred Funding Trust) will have a claim entitling them to substantially the same liquidating distributions in the liquidation of UBS AG that they would have been entitled to if they had purchased preferred shares of UBS AG having an aggregate liquidation preference equal to the aggregate liquidation preference of their related company preferred securities and bearing dividends at the rate of dividends applicable to their related company preferred securities. Each UBS AG Subordinated Guarantee Agreement and each related UBS Preferred Funding Company’s LLC Agreement, taken together, will provide that the holders of company preferred securities of the relevant UBS Preferred Funding Company will not receive liquidating distributions in a liquidation of such UBS Preferred Funding Company and payments under the related UBS AG subordinated guarantee that, taken together, exceed the liquidating distributions to which they would have been entitled had they instead owned noncumulative perpetual preferred shares of UBS AG with equivalent terms as described above.

The subordination provisions set out above will be irrevocable. UBS AG will not be permitted to create or permit to exist any charge or other security interest over its assets to secure its obligations in respect of the UBS AG subordinated guarantees.

The obligations of UBS AG in respect of the UBS AG subordinated guarantees will be, prior to the winding up or dissolution of UBS AG, conditional upon UBS AG being solvent immediately before and after payment by the Cayman Islands branch. If this condition is not satisfied, any amounts that might otherwise have been allocated in or towards payment in respect of a UBS AG subordinated guarantee will be used to absorb losses of UBS AG.

The Swiss Federal Banking Commission has the right to impose protective or development measures and finally to impose the liquidation of UBS AG in case of danger of insolvency pursuant to Article 25 et seq. of the Swiss Banking Law.

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Description of UBS AG Subordinated Guarantees

As used in this prospectus and the applicable prospectus supplement:

“assets” means the consolidated gross assets of UBS AG.

“liabilities” means the consolidated gross liabilities of UBS AG, all as shown by the latest published audited consolidated balance sheet of UBS AG as adjusted for contingencies and for subsequent events, all valued in such manner as UBS AG or any liquidator (as the case may be) may determine and calculated in accordance with International Financial Reporting Standards.

“solvent” means (i) UBS AG is able to pay its debts as they fall due and (ii) UBS AG’s assets exceed its liabilities (other than its liabilities to persons who are not senior creditors).

Subject to applicable law, no beneficiary of the UBS AG subordinated guarantees will be able to exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by UBS AG arising under or in connection with the UBS AG subordinated guarantees and each beneficiary of the UBS AG subordinated guarantees will, by virtue of being a beneficiary of the UBS AG subordinated guarantees, be deemed to have waived all such rights to set-off, compensation or retention.

Additional Amounts

UBS AG will make all payments under the UBS AG subordinated guarantees without withholding or deducting for, or on account of, any present or future tax, duties, assessments or governmental charges imposed or levied by Switzerland or the jurisdiction of residence of the issuer of any subordinated notes held by any UBS Preferred Funding Company or from which any payment on such notes is made or any authority of any of those jurisdictions that has the power to tax, unless UBS AG is required by law to withhold or deduct the present or future tax, duties, assessments or governmental charges. If UBS AG is required to withhold or deduct any portion of a payment, UBS AG will pay additional amounts in order to cause the net amounts received by the holders of the relevant trust preferred securities and company preferred securities to be the same as the holders would have received in the absence of the withholding or deduction, subject to the same limitations or additional amounts payable by each UBS Preferred Funding Company as described above under “Description of Company Preferred Securities—Additional Amounts.”

If payment of the amounts described above cannot be made by reason of any limitation referred to above, those amounts will be payable in proportion to the amounts that would have been payable but for that limitation.

Other Provisions

The relevant guarantee trustee, on behalf of the holders of the related company preferred securities, may enforce each UBS AG subordinated guarantee directly against UBS AG if UBS AG defaults under such UBS AG subordinated guarantee. Each UBS AG Subordinated Guarantee Agreement will provide that, to the fullest extent permitted by law, without the need for any other action of any person, including the relevant guarantee trustee or any other holder of related trust preferred securities or related company preferred securities, each holder of related trust preferred securities or related company preferred securities will be entitled to enforce the rights of the holders of such company preferred securities under the related UBS AG Subordinated Guarantee Agreement represented by the trust preferred securities or company preferred securities held by such holder.

Certain Covenants of UBS AG and the UBS Preferred Funding Companies

Issuance and Guarantee of Preference Shares

UBS AG will not issue any preferred or preference shares with liquidation rights effectively ranking senior to its obligations under the UBS AG subordinated guarantees or give any guarantee in respect of

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Description of UBS AG Subordinated Guarantees

any of its preferred shares or preferred shares issued by any of its subsidiaries if the guarantee would rank senior to the UBS AG subordinated guarantees unless the UBS AG subordinated guarantees are amended to give the holders of related company preferred securities and the related trust preferred securities the same rights and entitlements as are contained in or attached to the other guarantees so that the UBS AG subordinated guarantees rank equally with those guarantees and, from a financial point of view, effectively, with those preferred shares. Except to the extent described above, the UBS AG subordinated guarantees do not limit the incurrence or issuance of other secured or unsecured debt or other obligations of UBS.

Payment of Dividends

UBS AG will agree in the UBS AG subordinated guarantees that if any amount required to be paid under the UBS AG subordinated guarantees in respect of any dividends on related trust preferred securities or related company preferred securities payable in respect of the most recent dividend period has not been paid, UBS AG will pay that amount before paying any dividend or other payment on any UBS AG junior obligations, except dividends in the form of the ordinary shares.

No Assignment

UBS AG will not be permitted to assign its obligations under the UBS AG subordinated guarantees, except in the case of merger, consolidation or sale of substantially all of its assets where UBS AG is not the surviving entity.

Termination

Each UBS AG subordinated guarantee will terminate on the earlier of:

•	the payment of the redemption price for all related company preferred securities or purchase and cancellation of all related company preferred securities, and

•	full payment of the liquidating distribution on all related company preferred securities.

However, each UBS AG subordinated guarantee will continue to be effective or will be reinstated, as the case may be, if the holder is required to return any payment made under the related company preferred securities or the related UBS AG subordinated guarantee.

Amendments

Any changes to the provisions of a UBS AG subordinated guarantee that establish the amount and timing of the payments under that UBS AG subordinated guarantee must be approved by each holder of related company preferred securities. Any other provision of a UBS AG subordinated guarantee may be modified only with the prior approval of the holders of not less than two-thirds (based on the aggregate liquidation preference) of the related company preferred securities.

Notwithstanding the foregoing, without the consent of any holder of related company preferred securities, UBS AG may amend or supplement each UBS AG Subordinated Guarantee Agreement:

•	to conform any change in the Investment Company Act, the Trust Indenture Act or the rules or regulations of either such Act,

•	add to the covenants, restrictions or obligations of UBS AG,

•	to modify, eliminate and add to any provision to such extent as may be necessary or desirable under such UBS AG Subordinated Guarantee Agreement, so long as any such action shall not materially adversely affect the rights, preferences or privileges of the holders of related company preferred securities, or

•	to cure any ambiguity or to correct or supplement any provision in such UBS AG Subordinated Guarantee that may be defective or inconsistent with any other provision therein.

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Description of UBS AG Subordinated Guarantees

Information Concerning the Guarantee Trustee

Wilmington Trust Company will be the guarantee trustee. The guarantee trustee will be required to perform only those duties that are specifically set forth in the UBS AG subordinated guarantees, except when a default has occurred and is continuing with respect to any UBS AG subordinated guarantee. After a default, the guarantee trustee will be required to exercise the same degree of care a prudent person would exercise under the circumstances in the conduct of his or her own affairs. Subject to these requirements, the guarantee trustee is under no obligation to exercise any of the powers vested in it by any UBS AG subordinated guarantee at the request of any holder of related company preferred securities or any holder of related trust preferred securities, as the case may be, unless the holder offers the guarantee trustee reasonable indemnity against the costs, expenses and liabilities that might be incurred by exercising those powers.

Governing Law

The UBS AG subordinated guarantees will be governed by and construed in accordance with the laws of the State of New York.

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Description of Subordinated Notes of UBS AG

The following summary of the material terms and provisions of the subordinated notes is not complete and is subject to, and qualified in its entirety by reference to, the terms and provisions of the subordinated notes. We have filed a copy of the form of subordinated note as an exhibit to the registration statement of which this prospectus is a part.

General

Each UBS Preferred Funding Company will apply the proceeds of its company preferred securities and company common securities to purchase from the Cayman Islands branch of UBS AG newly issued subordinated notes of the Cayman Islands branch. The subordinated notes are undated obligations of UBS AG, acting through the Cayman Islands branch. Interest on the subordinated notes will be payable from the date of initial issuance on the dates specified in the applicable prospectus supplement—which dates will correspond to the dividend payment dates of the related company preferred securities—(each, an “interest payment date” and the period from and including an interest payment date, or the date of initial issuance, as applicable, to but not including the next interest payment date, an “interest period”) for each interest period, at a fixed or floating rate specified in the applicable prospectus supplement.

Interest due on an interest payment date will be deferrable at the option of UBS AG’s Cayman Islands branch to the extent that dividends on the related company preferred securities due on the corresponding dividend payment date would constitute nondefinitive dividends. Interest deferred in this manner will not itself bear interest.

Redemption

Unless otherwise specified in the applicable prospectus supplement, the subordinated notes will be redeemable with the consent of the Swiss Federal Banking Commission and at the option of the Cayman Islands branch of UBS AG:

•	on or after the date specified in the applicable prospectus supplement, in whole or in part, at a redemption price equal to 100% of their principal amount plus interest accrued but unpaid to the date fixed for redemption.

•	prior to the date specified in the applicable prospectus supplement, in whole but not in part, if a Tax Event, an Investment Company Act Event or a Capital Event occurs, at a redemption price equal to 100% of their principal amount plus interest accrued but unpaid to the date fixed for redemption.

Additional Amounts

If the Cayman Islands branch of UBS AG is required to withhold any taxes, duties or other governmental charges with respect to any payment in respect of any subordinated notes, the Cayman Islands branch will pay such additional amounts as shall be required so that the amount received by each UBS Preferred Funding Company under the related subordinated notes shall not be reduced as a result of any such additional taxes, duties or other governmental charges.

Subordination

The subordinated notes are a general and unsecured obligation of UBS AG and, in liquidation of UBS AG, will rank, both as to payment and in liquidation:

•	subordinate and junior to UBS AG senior liabilities, as defined under “Description of UBS AG Subordinated Guarantees—Subordination,” and

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Description of Subordinated Notes of UBS AG

•	senior to the ordinary shares of UBS AG and any other securities or shares of UBS AG expressed to rank junior to the most senior preference shares of UBS AG (if any) from time to time outstanding.

Payments under any subordinated notes (other than payments upon a winding-up or dissolution, by bankruptcy or otherwise, in Switzerland of UBS AG) are conditional upon UBS AG not being in default in the payment of UBS AG senior liabilities, and being solvent, as defined under “Description of UBS AG Subordinated Guarantees—Subordination,” at the time of payment. A report as to the insolvency of UBS AG by two persons, each being a managing director, director or other authorized officer or agent of UBS AG or employees of the independent accountants of UBS AG will, in the absence of manifest error be treated and accepted by UBS AG, the holders of the company preferred securities and all other interested parties as correct and sufficient evidence thereof.

Enforcement of Subordinated Notes

Any consent, notice or other action (including any enforcement action) given or taken by or on behalf of a UBS Preferred Funding Company with respect to related subordinated notes may be given or taken at the discretion of a majority of the entire board of directors of such UBS Preferred Funding Company.

Transfer of Subordinated Notes

The subordinated notes held by a UBS Preferred Funding Company will be represented by a single definitive note registered in the name of such UBS Preferred Funding Company. Each UBS Preferred Funding Company’s LLC Agreement provides that any UBS Preferred Funding Company may sell its subordinated notes only upon the affirmative vote of both a majority of the board of directors of such UBS Preferred Funding Company and the holders of two-thirds (based on the aggregate liquidation preference) of its company preferred securities and other company parity preferred securities (if any), voting together as a single class.

Although each UBS Preferred Funding Company will be permitted to sell its subordinated notes subject to the requirements of the Securities Act of 1933 and other applicable laws and the foregoing requirements, neither UBS AG nor any UBS Preferred Funding Company anticipates that any UBS Preferred Funding Company will sell its subordinated notes and there is no expectation that a market will develop or exist for any subordinated notes. Unless otherwise specified in the applicable prospectus supplement, any subordinated notes, by their terms, will provide that they may be sold in whole and not in part and may not be divided into denominations of less than USD25 or USD1000, as the case may be.

Events of Default

No subordinated notes will provide for acceleration if the Cayman Islands branch of UBS AG fails to make a payment when due. If the Cayman Islands branch fails to make a payment when due of an installment of interest on any subordinated notes, the related UBS Preferred Funding Company will be entitled to seek to enforce payment only of the defaulted installment but not in respect of any failure to pay interest due under the related subordinated notes that was deferred because the dividends on its company preferred securities on the corresponding dividend payment date would have constituted nondefinitive dividends. A “default” under any subordinated notes will occur if the Cayman Islands branch fails to make a payment when due of an installment of principal or interest.

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Description of Subordinated Notes of UBS AG

Modification and Amendment of Subordinated Notes

Any subordinated notes will be able to be modified or amended only by the written agreement of the Cayman Islands branch of UBS AG and the related UBS Preferred Funding Company. However, each UBS Preferred Funding Company’s LLC Agreement will provide that no UBS Preferred Funding Company may agree to any such modification or amendment for so long as any of its company preferred securities or other company parity preferred securities, if any, are outstanding unless holders of two-thirds (based on the aggregate liquidation preference) of its company preferred securities and other company parity preferred securities, if any, voting as a class, consent to such modification or amendment (except that such consent of the holders of its company preferred securities and any other company parity preferred securities shall not be required if (a) the proposed amendment or modification would not materially and adversely affect the rights, preferences, powers or privileges of such UBS Preferred Funding Company and (b) such UBS Preferred Funding Company has received a letter from each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services to the effect that such amendment will not result in a downgrading of its respective rating then assigned to its company preferred securities).

Governing Law

The subordinated notes will be governed by the laws of the State of New York.

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U.S. Tax Considerations

In the opinion of Sullivan & Cromwell LLP, the following, unless otherwise stated in the applicable prospectus supplement relevant to the trust preferred securities being offered thereby, accurately describes the material United States federal income tax (and, where specifically noted, United States federal estate tax) consequences of the purchase of the trust preferred securities and the ownership and disposition of the trust preferred securities and the company preferred securities.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISORS AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE TRUST PREFERRED SECURITIES OR THE COMPANY PREFERRED SECURITIES, AS WELL AS THE EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

This discussion addresses only the tax consequences to a person that acquires the trust preferred securities on their original issue at their original offering price and that holds the trust preferred securities, and any company preferred securities received in exchange for the trust preferred securities, as capital assets. It does not address all tax consequences that may be applicable to a beneficial owner of the trust preferred securities or company preferred securities nor does it address the tax consequences to:

•	persons that may be subject to special treatment under United States federal income tax law, such as tax-exempt entities, certain insurance companies, banks, broker-dealers, traders in securities that elect to use a mark-to-market method of accounting, persons liable for alternative minimum tax or persons that actually or constructively own 10% or more of the voting stock of UBS AG,

•	persons that will hold the trust preferred securities or the company preferred securities as part of a larger transaction, such as a “straddle” or a “hedging” or “conversion” or other integrated transaction, or

•	United States Holders (as defined below) whose functional currency is not the United States dollar.

If a partnership holds the trust preferred securities, the United States federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. If you are a partner in a partnership holding the trust preferred securities, you should consult your tax advisor with regard to the United States federal income tax treatment of the investment in the trust preferred securities.

This discussion assumes that the applicable UBS Preferred Funding Company will hold no assets other than the UBS AG subordinated notes. If the applicable UBS Preferred Funding Company will hold assets other than the UBS AG subordinated notes, you should consult your tax advisor with regard to the United States federal income tax treatment of your investment in the trust preferred securities.

This discussion is based upon the Internal Revenue Code of 1986, as amended, Treasury regulations, Internal Revenue Service rulings and pronouncements and judicial decisions as of the date hereof, all of which are subject to change, possibly with retroactive effect.

Classification of the UBS Preferred Funding Trusts and the UBS Preferred Funding Companies

Under current law, and assuming compliance with the terms of each Amended and Restated Trust Agreement in the form attached as an exhibit hereto, each UBS Preferred Funding Trust will not be treated as an association taxable as a corporation for United States federal income tax purposes. In addition, we intend to treat each UBS Preferred Funding Trust as a grantor trust for United States federal income tax purposes, and the discussion below assumes that the applicable UBS Preferred Funding Trust will in fact be treated as a grantor trust for United States federal income tax purposes. As

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U.S. Tax Considerations

a result, each beneficial owner of the trust preferred securities will be considered the beneficial owner of a pro rata portion of the related company preferred securities held by the applicable UBS Preferred Funding Trust. If the applicable UBS Preferred Funding Trust were to be treated as a partnership for United States federal income tax purposes, the treatment of a beneficial owner of the trust preferred securities would not be materially different from the treatment described below, except that U.S. tax information will be provided to such beneficial owners and to the Internal Revenue Service on Schedule K-1, rather than in the manner described below under “—Information Reporting and Backup Withholding.”

Under current law, each UBS Preferred Funding Company will be treated as a partnership for United States federal income tax purposes. A partnership is not a taxable entity and incurs no United States federal income tax liability. Instead, each partner is required to take into account its allocable share of items of income, gain, loss and deduction of the partnership in computing its United States federal income tax liability, regardless of whether distributions are made to the partner. These items generally will be treated as if realized by the partner directly from the same source realized by the applicable UBS Preferred Funding Company.

United States Holders

You are a “United States Holder” if you are a beneficial owner of the trust preferred securities or company preferred securities and you are:

•	an individual citizen or resident of the United States,

•	a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate the income of which is subject to United States federal income tax regardless of source, or

•	a trust, if

•	a United States court is able to exercise primary supervision over your administration, and

•	one or more United States persons are authorized to control all substantial decisions of the trust.

Income from the Trust Preferred Securities

Under the applicable Amended and Restated LLC Agreement in the form attached as an exhibit hereto, upon the payment, or deemed payment, of dividends on the company preferred securities, a like amount of the applicable UBS Preferred Funding Company’s ordinary income generally will be allocated to the holders of company preferred securities. Regardless of when dividends on the related trust preferred securities are actually paid, income allocated to the holders of company preferred securities will be includable as ordinary income by a United States Holder for its taxable year that includes 31 December of the calendar year in which the income is allocated, except that if the United States Holder disposes of its entire holding of the trust preferred securities and company preferred securities (if any), the amount allocated for the calendar year of that disposition will be includable for the United States Holder’s taxable year that includes the date of that disposition.

Dividends paid by a “qualified foreign corporation” to a non-corporate United States Holder in taxable years beginning before January 1, 2011 are generally subject to a preferential rate of tax for United States federal tax purposes if the beneficial recipient of the dividend satisfies certain minimum holding period requirements and the dividend is paid out of the current or accumulated earnings and profits of the foreign corporation (as determined for United States federal income tax purposes). The subordinated notes held by the applicable UBS Preferred Funding Company should be treated as equity of UBS AG. Furthermore, UBS AG should currently be treated as a “qualified foreign corporation” for United States

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U.S. Tax Considerations

federal income tax purposes. Accordingly, amounts included in income by a non-corporate United States Holder with respect to its trust preferred securities in taxable years beginning before January 1, 2011 should generally be subject to a preferential rate of tax for United States federal income tax purposes, provided that (a) the United States Holder satisfies certain minimum holding period requirements and (b) the payments on the subordinated notes are paid out of the current or accumulated earnings and profits of UBS AG. Special rules apply in determining the foreign tax credit limitation with respect to dividends that are subject to tax at a preferential rate.

Assuming compliance with the terms of the applicable Amended and Restated Trust Agreement in the form attached as an exhibit hereto, each UBS Preferred Funding Trust will distribute, until the date and otherwise in the manner specified in the applicable prospectus supplement, an amount of cash equal to all of the income that is allocated to it as a holder of company preferred securities. As a consequence, a United States Holder generally will not recognize income in respect of trust preferred securities without receiving the corresponding cash distribution, unless the United States Holder sells or otherwise disposes of those trust preferred securities between the declaration date of dividends on the related company preferred securities and the corresponding record date for dividends on the trust preferred securities. In the case of a sale between those dates, a United States Holder generally will recognize ordinary income in an amount equal to the dividends on the company preferred securities, which would increase the United States Holder’s basis in the trust preferred securities and reduce the gain, or increase the loss, recognized on the sale or other disposition.

A United States Holder’s allocated share of the applicable UBS Preferred Funding Company’s income from the subordinated notes will be foreign source income for purposes of determining the limitation on any allowable foreign tax credit. The overall limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. For this purpose, a United States Holder’s allocated share of each UBS Preferred Funding Company’s income from the subordinated notes will constitute “passive income” or, in the case of certain United States Holders, “general income.” If, with respect to any distribution to a United States Holder, additional amounts are paid by the applicable UBS Preferred Funding Company as a result of withholding taxes imposed on the distribution, those additional amounts will be taxable to the United States Holder as foreign source income. However, withholding taxes in the amount of those additional amounts will generally be treated as foreign income taxes eligible for credit against that United States Holder’s United States federal income tax liability, subject to generally applicable limitations and conditions or, at the election of that United States Holder, for deduction in computing the United States Holder’s taxable income.

No portion of the income derived by a United States Holder from the trust preferred securities will be eligible for the dividends-received deduction generally available to United States corporations in respect of dividends received from other United States corporations.

UBS AG believes that it is not a “passive foreign investment company” (sometimes known as a “PFIC”) for United States federal income tax purposes, but this conclusion is a factual determination made annually and thus may be subject to change. A United States Holder might be subject to special rules with respect to certain amounts earned by the applicable UBS Preferred Funding Company with respect to the initial subordinated notes if UBS AG were treated as a PFIC for United States federal income tax purposes.

Receipt of the Company Preferred Securities upon Liquidation of Each UBS Preferred Funding Trust

Under certain circumstances, the company preferred securities may be distributed to trust preferred securityholders in exchange for their trust preferred securities and in liquidation of the applicable UBS Preferred Funding Trust. Unless the liquidation of the applicable UBS Preferred Funding Trust occurs as a result of that UBS Preferred Funding Trust being subject to United States federal income taxes, such a distribution to a United States Holder would be treated, for United States federal income tax purposes,

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U.S. Tax Considerations

as a non-taxable event. Each United States Holder would receive an aggregate tax basis in the company preferred securities equal to the United States Holder’s aggregate tax basis in its trust preferred securities and the United States Holder’s holding period in the company preferred securities received would include the period during which the trust preferred securities were held by the United States Holder. If, however, the liquidation of the applicable UBS Preferred Funding Trust were to occur because that UBS Preferred Funding Trust is subject to United States federal income taxes, the distribution of the company preferred securities to United States Holders by the applicable UBS Preferred Funding Trust would likely be a taxable event to each United States Holder, and a United States Holder would recognize gain or loss as if the United States Holder had exchanged its trust preferred securities for the company preferred securities it received. The gain or loss would be equal to the difference between the United States Holder’s aggregate tax basis in its trust preferred securities surrendered in the exchange and the aggregate fair market value of the company preferred securities received in the exchange.

If the company preferred securities are distributed to the holders of trust preferred securities in liquidation of the applicable UBS Preferred Funding Trust, under current law, U.S. tax information will be provided to beneficial owners of the company preferred securities and to the Internal Revenue Service on Schedule K-1, rather than in the manner described below under “—Information Reporting and Backup Withholding.”

Disposition of the Trust Preferred Securities or the Company Preferred Securities

A United States Holder will recognize gain or loss on a sale, exchange or other taxable disposition of the trust preferred securities or the company preferred securities in an amount equal to the difference between the United States Holder’s adjusted tax basis and the amount realized on the disposition. A United States Holder’s adjusted tax basis in the trust preferred securities generally will equal the amount paid for the trust preferred securities, increased by the amount of income allocated to the United States Holder and reduced by the amount of any cash, and the fair market value of any other property, distributed to the United States Holder. Any gain or loss so recognized generally will be capital gain or loss, will be long-term capital gain or loss if the United States Holder’s holding period is more than one year and will be U.S. source income or loss for purposes of determining the limitation on any allowable foreign tax credit. Capital gain of a non-corporate United States Holder is generally taxed at preferential rates where the property is held for more than one year.

The trust preferred securities may trade at a price that does not fully reflect the value of income that may have been allocated to a United States Holder with respect to the United States Holder’s trust preferred securities. A United States Holder that disposes of the trust preferred securities between the declaration date of dividends on the company preferred securities and the corresponding record date for dividends on the trust preferred securities generally will be required to include as ordinary income an amount equal to dividends on the company preferred securities and to add the amount of that income to its adjusted tax basis in the trust preferred securities. Accordingly, such a United States Holder will recognize a capital loss to the extent that the selling price is less than the United States Holder’s adjusted tax basis. Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.

Non-United States Holders

You are a “Non-United States Holder” if you are a beneficial owner of the trust preferred securities or the company preferred securities and you are for United States federal income tax purposes:

•	a nonresident alien individual,

•	a foreign corporation,

•	a foreign partnership, or

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U.S. Tax Considerations

•	an estate or trust in either case that is not subject to United States federal income tax on a net income basis on income or gain from the trust preferred securities or company preferred securities.

Each UBS Preferred Funding Company intends to operate, and the discussion below assumes that it will in fact operate, so that it will not be engaged in a trade or business within the United States for United States federal income tax purposes. Moreover, each UBS Preferred Funding Company intends to invest, and the discussion below assumes that it will in fact invest, in securities the income from which will be either generally exempt from United States federal withholding tax or exempt from United States federal withholding tax to the extent allocable to a Non-United States Holder.

A Non-United States Holder will not be subject to United States federal income or withholding tax on any allocated share of the applicable UBS Preferred Funding Company’s income or gain, or any gain realized on the sale or exchange of the trust preferred securities or company preferred securities, unless, in the case of gains, the Non-United States Holder is an individual who was present in the United States for 183 days or more in the taxable year in which the gain is realized and certain other conditions are met. A Non-United States Holder will not be subject to backup withholding provided certain certification requirements are satisfied as described under “—Information Reporting and Backup Withholding.”

The treatment of the trust preferred securities and the company preferred securities for United States federal estate tax purposes is unclear. If you are an individual Non-United States Holder or an entity the property of which is potentially includible in the gross estate of an individual Non-United States Holder for United States federal estate tax purposes (for example, a trust funded by an individual Non-United States Holder and with respect to which such holder has retained certain interests or powers), you should consult your tax advisor about the possibility that the trust preferred securities or the company preferred securities will be includable in the gross estate of the appropriate individual holder for purposes of the United States federal estate tax.

Information Reporting and Backup Withholding

If you are a noncorporate United States Holder, under current law the amount of income paid or accrued on the trust preferred securities will generally be reported to you on Internal Revenue Service Form 1099. United States Holders, as “trust interest holders” in a “widely-held fixed investment trust,” will also receive an annual statement containing a detailed description of the tax information necessary for the United States Holder to compute its tax liability with respect to the trust preferred securities. In addition, information reporting will generally apply to the payment of proceeds to a noncorporate United States Holder from the disposition of the trust preferred securities effected at a United States office of a broker or at the office of a broker that is a United States person or has certain connections with the United States. Additionally, backup withholding may apply to such amount of income or payment of proceeds if you are a noncorporate United States Holder that:

•	fails to provide an accurate taxpayer identification number,

•	is notified by the Internal Revenue Service that you have failed to report all interest and dividends required to be shown on your federal income tax returns, or

•	in certain circumstances, fails to comply with applicable certification requirements.

If you are a Non-United States Holder, you are generally exempt from backup withholding and information reporting requirements with respect to:

•	payments made on the trust preferred securities outside the United States by a non-U.S. payor, and

•	other payments made on the trust preferred securities and the payment of the proceeds from the disposition of the trust preferred securities effected at a United States office of a broker, as long as

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U.S. Tax Considerations

the income associated with such payments is otherwise exempt from United States federal income tax, and:

•	the payor or broker does not have actual knowledge or reason to know that you are a United States person and you have furnished the payor or broker:

•	an Internal Revenue Service Form W-8BEN or an acceptable substitute form upon which you certify, under penalties of perjury, that you are a non-United States person, or

•	other documentation upon which it may rely to treat the payments as made to a non-United States person in accordance with U.S. Treasury regulations, or

•	you otherwise establish an exemption.

Payment of the proceeds from the disposition of the trust preferred securities effected at a foreign office of a broker generally will not be subject to information reporting or backup withholding. However, a disposition of the trust preferred securities effected at a foreign office of a broker will be subject to information reporting and backup withholding if:

•	the proceeds are transferred to an account maintained by you in the United States,

•	the payment of proceeds or the confirmation of the sale is mailed to you at a United States address, or

•	the sale has some other specified connection with the United States as provided in U.S. Treasury regulations,

unless the broker does not have actual knowledge or reason to know that you are a United States person and the documentation requirements described above are met or you otherwise establish an exemption.

In addition, a disposition of the trust preferred securities effected at a foreign office of a broker will be subject to information reporting if the broker is:

•	a United States person,

•	a controlled foreign corporation for United States tax purposes,

•	a foreign person 50% or more of whose gross income is effectively connected with the conduct of a United States trade or business for a specified three-year period, or

•	a foreign partnership, if at any time during its tax year:

•	one or more of its partners are “U.S. persons”, as defined in U.S. Treasury regulations, who in the aggregate hold more than 50% of the income or capital interest in the partnership, or

•	such foreign partnership is engaged in the conduct of a United States trade or business,

unless the broker does not have actual knowledge or reason to know that you are a United States person and the documentation requirements described above are met or you otherwise establish an exemption. Backup withholding will apply if the sale is subject to information reporting and the broker has actual knowledge that you are a United States person.

You generally may obtain a refund or credit against your United States federal income tax liability of any amounts withheld under the backup withholding rules that exceed your income tax liability by filing a refund claim with the Internal Revenue Service.

If the UBS Preferred Funding Trust is treated as a partnership, U.S. tax information will be provided to beneficial owners of the company preferred securities and to the Internal Revenue Service on Schedule K-1, rather than in the manner described above.

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Tax Considerations Under the Laws of Switzerland

General

Unless as otherwise stated in the applicable prospectus supplement, this section describes the material Swiss tax consequences (corporate and individual income tax, wealth tax, withholding tax, stamp tax on the issuance of securities, stamp tax on the turnover of securities) of the acquisition, ownership and disposition of trust preferred securities and company preferred securities. The tax information set forth below is based on the opinion of Homburger, Zurich, Switzerland, dated January 13, 2008 and has been approved by them for its accuracy.

The following summary does not purport to address all tax consequences of the acquisition, ownership and disposition of trust preferred securities and company preferred securities, and does not take into account the specific circumstances of any particular investor. This summary is based on the tax legislation of Switzerland as in effect on the date hereof, which are subject to change (or subject to changes in interpretation), possibly with retroactive effect.

Holders or prospective holders of trust preferred securities or company preferred securities are advised to consult their own tax advisers in light of their particular circumstances as to the Swiss tax legislation that could be relevant for them in connection with acquiring, owning and disposing of the trust preferred securities or company preferred securities and receiving dividend, redemption or liquidation payments on the trust preferred securities or company preferred securities and the consequences of such actions under the tax legislation of Switzerland.

Withholding Tax

Dividend, redemption and liquidation payments on the trust preferred securities or the company preferred securities will not be subject to Swiss withholding tax (even though UBS AG guarantees, on a subordinated basis, dividend, redemption and liquidation payment obligations under the company preferred securities), provided that at all times the respective UBS Preferred Funding Trust and the respective UBS Preferred Funding Company are resident and effectively managed outside Switzerland, the Cayman Islands branch of UBS AG has the status of a bank and is a permanent establishment situated and effectively managed outside Switzerland and the respective proceeds from the sale of the trust preferred securities, the company preferred securities and the subordinated notes are (on a non-consolidated basis) booked and used outside Switzerland.

Stamp Taxes

The issuance of the trust preferred securities and the company preferred securities will not be subject to Swiss federal stamp tax on the issuance of securities (even though UBS AG guarantees, on a subordinated basis, dividend, redemption and liquidation payment obligations under the company preferred securities), provided that at all times the respective UBS Preferred Funding Trust and the respective UBS Preferred Funding Company are resident and effectively managed outside Switzerland, the Cayman Islands branch of UBS AG has the status of a bank and is a permanent establishment situated and effectively managed outside Switzerland and the respective proceeds from the sale of the trust preferred securities, the company preferred securities and the subordinated notes are (on a non-consolidated basis) booked and used outside Switzerland.

Dealings in trust preferred securities or company preferred securities where a bank or another securities dealer in Switzerland (as defined in the Swiss Federal Stamp Tax Act) acts as an intermediary, or is a party, to the transaction, may be subject to Swiss federal stamp tax on the turnover in securities at an aggregated rate of up to 0.3 percent of the purchase price of the trust preferred securities or the company preferred securities. A branch of UBS AG situated, or a subsidiary of UBS AG resident,

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Tax Considerations Under the Laws of Switzerland

outside Switzerland, which, in each case, is not a member of a Swiss stock exchange, will not be a Swiss securities dealer under the Swiss Federal Stamp Tax Act.

Swiss Federal, Cantonal and Communal Income and Wealth Taxation

Dividend, redemption and liquidation payments on trust preferred securities or company preferred securities to a holder who is not resident in Switzerland, and who, during the respective taxation year, has not engaged in a trade or business through a permanent establishment in Switzerland, and who is not subject to corporate or individual income taxation in Switzerland for any other reason will not be subject to any Swiss federal, cantonal or communal income tax.

Private individuals resident in Switzerland and holding the trust preferred securities or the company preferred securities in their private fortune, are required to include the dividend, redemption and liquidation payments (but not the repayments of nominal capital) on the trust preferred securities or the company preferred securities in their personal income tax return and are subject to Swiss federal, cantonal and communal income tax on any net taxable income (including the dividend, redemption and liquidation payments (but not the repayments of nominal capital) on the trust preferred securities or the company preferred securities) for the relevant taxation period. For private individuals capital gains resulting from the sale of the trust preferred securities or the company preferred securities are not subject to Swiss federal, cantonal and communal income tax; this is also the case for accrued interest. Capital losses are not tax-deductible. Swiss resident private individuals who hold the trust preferred securities or the company preferred securities as part of their private fortune are required to report their trust preferred securities or company preferred securities as part of their taxable wealth and will be subject to cantonal and communal wealth tax, provided that their net taxable wealth (including the trust preferred securities or the company preferred securities) exceeds applicable allowances.

Swiss-resident corporate entities, Swiss-resident private individuals as well as corporate entities and private individuals resident abroad who hold the trust preferred securities or the company preferred securities as part of a trade or business in Switzerland, in the case of residents abroad carried on through a permanent establishment situated in Switzerland, are required to recognize the dividend, redemption and liquidation payments on the trust preferred securities or the company preferred securities and capital gains or losses on the sale of the trust preferred securities or the company preferred securities in their income statement for the respective taxation period and are subject to Swiss federal, cantonal and communal individual or corporate income tax, as the case may be, on any net taxable earnings (including the dividend, redemption and liquidation payments on the trust preferred securities or the company preferred securities and capital gains or losses realized on the sale of the trust preferred securities or the company preferred securities) for such taxation period. The same taxation treatment also applies to Swiss-resident private individuals who, for income tax purposes, are classified as “professional securities dealers” for reasons of, inter alia, frequent dealing, or leveraged investments, in securities.

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Benefit Plan Considerations

Before authorizing an investment in the trust preferred securities, fiduciaries of a pension, profit-sharing or other employee benefit plan subject to ERISA (each, a “Plan”), and persons responsible with respect to any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”), should consider, among other matters, (a) ERISA’s fiduciary standards, (b) whether such investment in the trust preferred securities by the Plan satisfies the prudence and diversification requirements of ERISA, taking into account the overall investment policies of the Plan, the composition of the Plan’s portfolio and the limitations on the marketability of the trust preferred securities, (c) whether such fiduciaries have authority to make such investment in the trust preferred securities under applicable Plan investment policies and governing instruments and (d) rules under ERISA and the Code that prohibit Plan fiduciaries from causing a Plan to engage in a “prohibited transaction.” Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) (“Non-ERISA Arrangements”) are not subject to the requirements of Section 406 of ERISA or Section 4975 of the Code but may be subject to similar provisions under applicable federal, state, local, non-U.S or other laws (“Similar Laws”).

Due to the complexity of these rules and the penalties that may be imposed upon persons involved in nonexempt prohibited transactions, it is particularly important that such fiduciaries or other persons considering purchasing the trust preferred securities on behalf of or with “plan assets” of any Plan consult with their counsel regarding the potential consequences if the assets of any UBS Preferred Funding Trust were deemed to be “plan assets” and the availability of exemptive relief under Applicable Exemptions (as defined below) with respect to any potential prohibited transaction arising with respect to an investment in the trust preferred securities.

The assets of each UBS Preferred Funding Trust would be treated as plan assets for purposes of the prohibited transaction rules under a U.S. Department of Labor regulation if plans and individual retirement accounts purchase trust preferred securities, unless an exception under the regulation applies. The regulation provides an exception if the trust preferred securities are considered to be publicly-offered securities. Unless otherwise specified in an applicable prospectus supplement, the underwriters expect that the trust preferred securities will be publicly-offered securities under the regulation because:

•	the underwriters expect that the trust preferred securities will be purchased initially by at least 100 persons who are independent of us and each other,

•	the trust preferred securities can be transferred freely,

•	the trust preferred securities are being sold through this prospectus which is part of an effective registration statement filed with the SEC, and

•	the trust preferred securities will be timely registered with the SEC under the Securities Exchange Act of 1934.

Section 406 of ERISA and Section 4975 of the Code prohibit Plans, any Plan Assets Entity, as well as individual retirement accounts and Keogh and other plans subject to Section 4975 of the Code (also, “Plans”), from, among other things, engaging in certain transactions involving “plan assets” of a Plan with persons who are “parties in interest” under ERISA or “disqualified persons” under Section 4975 of the Code (“Parties in Interest”) with respect to such Plan. A violation of these “prohibited transaction” rules may result in imposition of an excise tax or other liabilities and adverse consequences under ERISA and/or Section 4975 of the Code for such persons, unless exemptive relief is available under an applicable statutory or administrative exemption. Non-ERISA Arrangements may be subject to similar restrictions.

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Benefit Plan Considerations

The acquisition or holding of the trust preferred securities by a Plan (either directly or through a Plan Asset Entity) with respect to which we or certain of our affiliates is a Party in Interest may result in a prohibited transaction under ERISA or the Code unless the trust preferred securities are acquired pursuant to an applicable statutory or administrative exemption. The U.S. Department of Labor (the “DOL”), has issued five prohibited transaction class exemptions (“PTCEs”) that may provide exemptive relief if required for direct or indirect prohibited transactions that may arise from the purchase or holding of the trust preferred securities with plan assets or otherwise by or on behalf of a Plan. Those class exemptions are:

•	96-23, for transactions determined by in-house asset managers;

•	95-60, for transactions involving insurance company general accounts;

•	91-38, for transactions involving bank collective investment funds;

•	90-1, for transactions involving insurance company separate accounts; and

•	84-14, for transactions determined by independent qualified asset managers.

In addition, the statutory exemption provided by Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code for certain prohibited transactions between a Plan and a person or entity that is a Party in Interest to such Plan solely by reason of providing services to the Plan (other than a Party in Interest that is a fiduciary with respect to the assets of the Plan involved in the transaction, or an affiliate of such fiduciary) provided that there is adequate consideration for the transaction (the “Statutory Exemption”) may provide exemptive relief for direct or indirect prohibited transactions resulting from the purchase and holding of the trust preferred securities by or on behalf of a Plan. Because of the foregoing restrictions, the trust preferred securities may not be purchased or held by any Plan, any Plan Asset Entity or Non-ERISA Arrangement unless such purchase and holding is covered by the exemptive relief provided by a PTCE, another prohibited transaction exemption issued by the DOL, the Statutory Exemption or, in the case of a Non-ERISA Arrangement a similar exemption under Similar Laws (collectively, “Applicable Exemptions”). Any person purchasing or holding the trust preferred securities or any interest therein will be deemed to have represented, on behalf of itself and any Plan, by its purchase and holding thereof that either (a) it is not a Plan or a Plan Asset Entity and is not purchasing such securities on behalf of or with “plan assets” of any Plan or Plan Asset Entity or (b) the purchase and holding of the trust preferred securities, and the exercise of any rights with respect to the trust preferred securities, is covered by the exemptive relief provided by an Applicable Exemption. Any fiduciary of a Plan or other person considering an investment in the trust preferred securities with plan assets should determine whether an Applicable Exemption is available, whether all of the conditions for relief under the Applicable Exemption have been satisfied and whether the exemptive relief provided under the Applicable Exemption would cover all prohibited transactions that might occur as a result of the Plan’s investment in the trust preferred securities.

Similarly, any purchaser or holder of the trust preferred securities or any interest therein will be deemed to have represented by its purchase and holding thereof that either (a) it is not a Non-ERISA Arrangement subject to any Similar Laws and is not purchasing such securities on behalf of or with “plan assets” of any such Non-ERISA Arrangement or (b) the purchase and holding of the trust preferred securities will not constitute or result in a non-exempt violation of any Similar Laws. Any fiduciary of such a Non-ERISA Plan considering an investment in the trust preferred securities should determine the need for, and, if necessary, the availability of any exemptive relief under Similar Laws.

Before relying on any of these exemptions, a purchaser must conclude that the exemption provides the necessary relief for all potential prohibited transactions arising from the purchase of and from holding the trust preferred securities. Neither the underwriters, UBS AG nor any of their respective affiliates, agents or representatives have or can represent that these exemptions apply with respect to any purchase of trust preferred securities by any holder.

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Plan of Distribution

We may sell any trust preferred securities in a public offering to or through one or more underwriters, dealers and agents. The names of the underwriters, dealers or agents involved in any particular offering of trust preferred securities, the liquidation amount of the trust preferred securities to be purchased by such underwriters, dealers or agents, any applicable commissions or discounts and detailed description of any underwriting arrangement will be set forth in the applicable prospectus supplement.

Because the Financial Industry Regulatory Authority, Inc. (“FINRA”) views the trust preferred securities as a direct participation program, any offering will be conducted in accordance with Rule 2810 of the NASD Rules of Conduct (and the equivalent FINRA Rule when incorporated into the FINRA Rules of Conduct). UBS Securities LLC and UBS Financial Services Inc, as affiliates of UBS, will not confirm initial sales to accounts over which they exercise discretionary authority without the prior written approval of the transaction by the customer and, in any offering of the trust preferred securities not approved for listing on a national securities exchange, no FINRA member participating in the offering will confirm initial sales to accounts over which they exercise discretionary authority without the prior written approval of the transaction by the customer. In no situation will underwriting compensation exceed the amounts permitted by Rule 2810.

Validity of the Securities

Unless otherwise provided in the applicable prospectus supplement, certain matters of Delaware law relating to the validity of any trust preferred securities and related company preferred securities will be passed upon by Richards, Layton & Finger, P.A., special Delaware counsel to UBS AG, the UBS Preferred Funding Trusts and the UBS Preferred Funding Companies. Unless otherwise provided in the applicable prospectus supplement, the validity of the subordinated notes and the UBS AG Subordinated Guarantee Agreements will be passed upon for UBS AG, the UBS Preferred Funding Trusts and the UBS Preferred Funding Companies by Sullivan & Cromwell LLP. Sullivan & Cromwell LLP will rely upon the opinions of Richards, Layton & Finger P.A., as to matters of Delaware law, and the opinions of Homburger AG, Swiss counsel to UBS AG, as to matters of Swiss law. Certain matters relating to United States federal income tax considerations will be passed upon for UBS AG, the UBS Preferred Funding Trusts and the UBS Preferred Funding Companies by Sullivan & Cromwell LLP.

Experts

The consolidated financial statements of UBS AG appearing in UBS AG’s Annual Report on Form 20-F for the year ended December 31, 2007, and the effectiveness of UBS AG’s internal control over financial reporting as of December 31, 2007 have been audited by Ernst & Young Ltd., independent registered public accounting firm, as set forth in their reports thereon, included therein and in the amendments to that report on Form 20-F/A, and incorporated herein by reference. Such consolidated financial statements as of December 31, 2007 are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Part II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 8.	Indemnification of Directors and Officers

UBS AG

Under Swiss law, directors and senior officers acting in violation of their statutory duties—whether dealing with bona fide third parties or performing any other acts on behalf of the corporation—may become liable to the corporation, its shareholders and (in bankruptcy) its creditors for damages. The directors’ liability is joint and several but only to the extent the damage is attributable to each director based on willful or negligent violation of duty. If the board of directors lawfully delegated the power to carry out day-to-day management to a different corporate body, e.g., the executive board, the board of directors is not vicariously liable for the acts of the members of the executive board. Instead, the directors can be held liable for their failure to properly select, instruct or supervise the executive board members. If directors and officers enter into a transaction on behalf of the corporation with bona fide third parties in violation of their statutory duties, the transaction is nevertheless valid as long as it is not excluded by the corporation’s business purpose.

Under Swiss law, a corporation may indemnify a director or officer of the corporation against losses and expenses (unless arising from his gross negligence or willful misconduct), including attorney’s fees, judgments, fines and settlement amounts actually and reasonably incurred in a civil or criminal action, suit or proceeding by reason of having been the representative of or serving at the request of the corporation.

Because UBS AG is a Swiss company headquartered in Switzerland, many of the directors and officers of UBS AG are residents of Switzerland and not the U.S. As a result, U.S. investors may find it difficult in a lawsuit based on the civil liability provisions of the U.S. federal securities laws to:

•	effect service within the U.S. upon UBS AG and the directors and officers of UBS AG located outside the U.S.,

•	enforce in U.S. courts or outside the U.S. judgments obtained against those persons in U.S. courts,

•	enforce in U.S. courts judgments obtained against those persons in courts in jurisdictions outside the U.S., and

•	enforce against those persons in Switzerland, whether in original actions or in actions for the enforcement of judgments of U.S. courts, civil liabilities based solely upon the U.S. federal securities laws.

Neither the UBS AG articles of association nor Swiss statutory law contain provisions regarding the indemnification of directors and officers.

According to general principles of Swiss employment law, an employer may, under certain circumstances, be required to indemnify an employee against losses and expenses incurred by him in the execution of his duties under the employment agreement, unless the losses and expenses arise from the employee’s gross negligence or willful misconduct.

UBS AG maintains directors’ and officers’ insurance for its directors and officers.

The Original Trusts and the UBS Preferred Funding Trusts

The Amended and Restated Trust Agreements for the Original Trusts and the UBS Preferred Funding Trusts will provide that, to the fullest extent permitted by applicable law, the applicable Original Trust

Part II

or UBS Preferred Funding Company of UBS AG will, jointly and severally, indemnify and defend the trustee, the registrar and any paying agent and their directors, officers, employees and agents against, and hold each of them harmless from, any liability, costs and expenses (including reasonable attorneys’ fees) that may arise out of or in connection with its acting as the trustee or the registrar, transfer agent or paying agent, respectively, under the respective Amended and Restated Trust Agreements and the trust preferred securities, except for any liability arising out of gross negligence, bad faith or willful misconduct on the part of any such person or persons.

The Original Companies and the UBS Preferred Funding Companies

The Amended and Restated LLC Agreements for the Original Companies and the UBS Preferred Funding Companies will provide that, to the fullest extent permitted by applicable law, each director and officer shall be entitled to indemnification from the applicable Original Company or UBS Preferred Funding Company for any loss, damages, claim or expense (including reasonable attorney’s fee) incurred by such director or officer by reason of any act or omission performed or omitted by such director or officer in good faith on behalf of the applicable Original Company or UBS Preferred Funding Company and in a manner reasonably believed to be within the scope of authority conferred on such Director or Officer by the respective Agreements, except with respect to any act or omission determined by a court of competent jurisdiction to have constituted gross negligence or willful misconduct or such director or officer; provided, however, that any such indemnity shall be provided out of and to the extent of the assets of the Original Companies and the UBS Preferred Funding Companies only, and no holder of company preferred securities, company common securities, company parity preferred securities or company junior securities shall have any personal liability on account thereof. The Original Companies and the UBS Preferred Funding Companies will be permitted to purchase and maintain insurance to protect any director or officer against liability asserted against him or her, or incurred by him or her, arising out of his or her status as such.

Without limiting the foregoing, the directors of the Original Companies and the UBS Preferred Funding Companies shall have no personal liability to the Original Companies and the UBS Preferred Funding Companies or any holder of company preferred securities, company common securities, company parity preferred securities or company junior securities for monetary damages:

•	For not voting to take enforcement action with respect to the subordinated notes or other eligible investments owned by the UBS Preferred Funding Companies, if any, prior to the occurrence of a bankruptcy event, or

•	At any time for breach of any such director’s fiduciary duty (if any) except for such director’s gross negligence or willful misconduct.

UBS Americas Inc.

Under the authority conferred by Section 102 of the Delaware General Corporation Law (the DGCL), Article Nine of UBS Americas Inc.’s Amended Certificate of Incorporation eliminates the personal liability of UBS Americas Inc.’s directors to UBS Americas Inc. or its stockholders for monetary damages for breach of fiduciary duty. Directors remain liable for (i) any breach of the duty of loyalty to UBS Americas Inc. or its stockholders, (ii) any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) any violation of Section 174 of the DGCL, which proscribes the payment of dividends and stock purchases or redemptions under certain circumstances, and (iv) any transaction from which directors derive an improper personal benefit.

Article Nine further provides that any future amendment, modification or repeal of its terms will not adversely affect any rights of directors that exist at the time of the amendment, modification or repeal with respect to acts or omissions occurring prior to such amendment, modification or repeal. Article Nine also incorporates any future amendments to Delaware law which further eliminate or limit the liability of directors.

Part II

Item 9.	Exhibits and Financial Statement Schedules

Exhibit
Number	Description

1.1	Form of Distribution Agreement for debt securities and warrants (incorporated by reference to Exhibit 1.1 of UBS AG’s registration statement no. 333-132747)
1.2	Form of Underwriting Agreement for trust preferred securities (incorporated by reference to Exhibit 1.2 of UBS AG’s registration statement no. 333-132747)
3.1	Articles of Association for UBS AG (incorporated by reference to UBS AG’s report of foreign issuer on Form 6-K filed on December 3, 2008)
3.2	Organization Regulations of UBS AG (incorporated by reference to Exhibit 1.2 of UBS AG’s report of foreign issuer on Form 6-K filed on July 2, 2008)
3.3	Certificate of Trust of UBS Preferred Funding Trust I
3.4	Certificate of Trust of UBS Preferred Funding Trust II
3.5	Certificate of Trust of UBS Preferred Funding Trust IV (incorporated by reference to Exhibit 3.3 of UBS AG’s registration statement no. 333-64844)
3.6	Certificate of Trust of UBS Preferred Funding Trust V (incorporated by reference to Exhibit 3.3 of UBS AG’s registration statement no. 333-132747)
3.7	Certificate of Trust of UBS Preferred Funding Trust VI (incorporated by reference to Exhibit 3.4 of UBS AG’s registration statement no. 333-132747)
3.8	Certificate of Trust of UBS Preferred Funding Trust VII (incorporated by reference to Exhibit 3.5 of UBS AG’s registration statement no. 333-132747)
3.9	Certificate of Trust of UBS Preferred Funding Trust VIII (incorporated by reference to Exhibit 3.6 of UBS AG’s registration statement no. 333-132747)
3.10	Certificate of Trust of UBS Preferred Funding Trust IX (incorporated by reference to Exhibit 3.7 of UBS AG’s registration statement no. 333-132747)
3.11	Trust Agreement of UBS Preferred Funding Trust VI (incorporated by reference to Exhibit 3.9 of UBS AG’s registration statement no. 333-132747)
3.12	Trust Agreement of UBS Preferred Funding Trust VII (incorporated by reference to Exhibit 3.10 of UBS AG’s registration statement no. 333-132747)
3.13	Trust Agreement of UBS Preferred Funding Trust VIII (incorporated by reference to Exhibit 3.11 of UBS AG’s registration statement no. 333-132747)
3.14	Trust Agreement of UBS Preferred Funding Trust IX (incorporated by reference to Exhibit 3.12 of UBS AG’s registration statement no. 333-132747)
3.15	Certificate of Formation for UBS Preferred Funding Company LLC I
3.16	Certificate of Formation for UBS Preferred Funding Company LLC II
3.17	Certificate of Formation for UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 3.7 of UBS AG’s registration statement no. 333-64844)
3.18	Certificate of Formation for UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 3.13 of UBS AG’s registration statement no. 333-132747)
3.19	Certificate of Formation for UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 3.14 of UBS AG’s registration statement no. 333-132747)
3.20	Certificate of Formation for UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 3.15 of UBS AG’s registration statement no. 333-132747)
3.21	Certificate of Formation for UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 3.16 of UBS AG’s registration statement no. 333-132747)
3.22	Certificate of Formation for UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 3.17 of UBS AG’s registration statement no. 333-132747)
3.23	Limited Liability Company Agreement of UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 3.19 of UBS AG’s registration statement no. 333-132747)

Part II

Exhibit
Number		Description

3.24		Limited Liability Company Agreement of UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 3.20 of UBS AG’s registration statement no. 333-132747)
3.25		Limited Liability Company Agreement of UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 3.21 of UBS AG’s registration statement no. 333-132747)
3.26		Limited Liability Company Agreement of UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 3.22 of UBS AG’s registration statement no. 333-132747)
3	.27a	Certificate of Incorporation of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.) (incorporated by reference to Exhibit 3.3a of UBS Americas Inc.’s registration statement no. 333-52832-03)
3	.28b	Certificate of Amendment of Certificate of Incorporation of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.) (incorporated by reference to Exhibit 3.3b of UBS Americas Inc.’s registration statement no. 333-52832-03)
3	.29c	Certificate of Merger of Paine Webber Group Inc. with and into UBS Americas Inc. (incorporated by reference to Exhibit 3.3c of UBS Americas Inc.’s registration statement no. 333-52832-03)
3	.29d	Certificate of Amendment of Certificate of Incorporation of UBS Americas Inc.
3	.29e	Certificate of Ownership and Merger of UBS Inc. with and into UBS Americas Inc.
3	.29f	Certificate of Ownership and Merger of UBS (USA) Inc. with and into UBS Americas Inc.
3.30		By-laws of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.) (incorporated by reference to Exhibit 3.4 of UBS Americas Inc.’s registration statement no. 333-52832-03)
4.1		Debt Indenture, dated as of November 21, 2000, between UBS AG and U.S. Bank Trust National Association, as debt trustee, including form of senior debt securities (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-132747)
4.2		First Supplemental Indenture, dated as of February 28, 2006, between U.S. Bank Trust National Association, as debt trustee (incorporated by reference to Exhibit 4.2 of UBS AG’s registration statement no. 333-132747)
4.3		Form of Warrant Agreement for debt warrants, including form of debt warrant (incorporated by reference to Exhibit 4.3 of UBS AG’s registration statement no. 333-132747)
4.4		Form of Warrant Agreement for universal warrants, including form of universal warrant (incorporated by reference to Exhibit 4.4 of UBS AG’s registration statement no. 333-132747)
4.5		Warrant Indenture, dated as of July 22, 2004, between UBS AG and U.S. Bank Trust National Association, as warrant trustee, including form of put warrant and form of call warrant (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-132747)
4.6		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust I (incorporated by reference to Exhibit 3.3 of UBS AG’s registration statement no. 333-46216)
4.7		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust II (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-62448)
4.8		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust IV (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-64844)
4.9		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust V (incorporated by reference to Exhibit 4.6 of UBS AG’s registration statement no. 333-132747)
4.10		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust VI (incorporated by reference to Exhibit 4.7 of UBS AG’s registration statement no. 333-132747)

Part II

Exhibit
Number	Description

4.11	Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust VII (incorporated by reference to Exhibit 4.8 of UBS AG’s registration statement no. 333-132747)
4.12	Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust VIII (incorporated by reference to Exhibit 4.9 of UBS AG’s registration statement no. 333-132747)
4.13	Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust IX (incorporated by reference to Exhibit 4.10 of UBS AG’s registration statement no. 333-132747)
4.14	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC I (incorporated by reference to Exhibit 3.4 of UBS AG’s registration statement no. 333-46216)
4.15	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC II (incorporated by reference to Exhibit 4.3 of UBS AG’s registration statement no. 333-62448)
4.16	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 4.7 of UBS AG’s registration statement no. 333-64844)
4.17	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 4.11 of UBS AG’s registration statement no. 333-132747)
4.18	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 4.12 of UBS AG’s registration statement no. 333-132747)
4.19	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 4.13 of UBS AG’s registration statement no. 333-132747)
4.20	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 4.14 of UBS AG’s registration statement no. 333-132747)
4.21	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 4.15 of UBS AG’s registration statement no. 333-132747)
4.22	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC I (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-46216)
4.23	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC II (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-62448)
4.24	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 4.9 of UBS AG’s registration statement no. 333-64844)
4.25	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 4.16 of UBS AG’s registration statement no. 333-132747)
4.26	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 4.17 of UBS AG’s registration statement no. 333-132747)

Part II

Exhibit
Number	Description

4.27	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 4.18 of UBS AG’s registration statement no. 333-132747)
4.28	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 4.19 of UBS AG’s registration statement no. 333-132747)
4.29	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 4.20 of UBS AG’s registration statement no. 333-132747)
4.30	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC I (incorporated by reference to Exhibit 4.2 of UBS AG’s registration statement no. 333-46216)
4.31	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC II (incorporated by reference to Exhibit 4.7 of UBS AG’s registration statement no. 333-62448)
4.32	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 4.9 of UBS AG’s registration statement no. 333-64844)
4.33	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 4.21 of UBS AG’s registration statement no. 333-132747)
4.34	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 4.22 of UBS AG’s registration statement no. 333-132747)
4.35	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 4.23 of UBS AG’s registration statement no. 333-132747)
4.36	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 4.24 of UBS AG’s registration statement no. 333-132747)
4.37	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 4.25 of UBS AG’s registration statement no. 333-132747)
4.38	Indenture, dated as of March 15, 1988, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank))), as Trustee (incorporated by reference to Exhibit 4.1a of UBS AG’s registration statement no. 333-52832)
4.39	Supplemental indenture, dated as of September 22, 1989, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)), as Trustee (incorporated by reference to Exhibit 4.1b of UBS AG’s registration statement no. 333-52832)
4.40	Supplemental indenture, dated as of March 22, 1991, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)), as Trustee (incorporated by reference to Exhibit 4.1c of UBS AG’s registration statement no. 333-52832)
4.41	Supplemental indenture, dated as of November 3, 2000, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)), as Trustee (incorporated by reference to Exhibit 4.1d of UBS AG’s registration statement no. 333-52832)

Part II

Exhibit
Number	Description

4.42	Form of Supplemental Indenture, dated as of December 22, 2000, among UBS Americas Inc., UBS AG and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)) (incorporated by reference to Exhibit 4.1e of UBS AG’s registration statement no. 333-52832)
5.1	Opinion of Sullivan & Cromwell LLP as to the validity of the debt securities, the warrants and the UBS AG subordinated guarantees (New York law)
5.2	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities and the company preferred securities (Delaware law)
5.3	Opinion of Homburger as to the validity of the debt securities, the warrants and the UBS AG subordinated guarantee and certain other matters (Swiss law)
8.1	Opinion of Sullivan & Cromwell LLP as to United States federal tax matters
8.2	Opinion of Homburger as to Swiss tax matters
12.1	Statement regarding ratio of earnings to fixed charges
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)
23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)
23.3	Consent of Homburger (included in Exhibit 5.3)
23.4	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)
23.5	Consent of Homburger (included in Exhibit 8.2)
23.6	Consent of Ernst & Young Ltd.
24.1	Power of Attorney for UBS AG
24.2	Power of Attorney for UBS Americas Inc.
25.1	Statement of Eligibility of Debt Trustee for UBS AG
25.2	Statement of Eligibility of Warrant Trustee for UBS AG
25.3	Statement of Eligibility of Trustee for UBS Preferred Funding Trust I
25.4	Statement of Eligibility of Trustee for UBS Preferred Funding Trust II
25.5	Statement of Eligibility of Trustee for UBS Preferred Funding Trust IV
25.6	Statement of Eligibility of Trustee for UBS Preferred Funding Trust V
25.7	Statement of Eligibility of Trustee for UBS Preferred Funding Trust VI
25.8	Statement of Eligibility of Trustee for UBS Preferred Funding Trust VII
25.9	Statement of Eligibility of Trustee for UBS Preferred Funding Trust VIII
25.10	Statement of Eligibility of Trustee for UBS Preferred Funding Trust IX
25.11	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC I
25.12	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC II
25.13	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC IV
25.14	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC V
25.15	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC VI
25.16	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC VII
25.17	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC VIII
25.18	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC IX
25.19	Statement of Eligibility of Trustee for UBS Americas Inc.

Item 10.	Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrants pursuant to the following provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person

Part II

of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by the registrants is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

UBS AG, UBS Americas Inc., UBS Preferred Funding Trust I, UBS Preferred Funding Trust II, UBS Preferred Funding Trust IV, UBS Preferred Funding Trust V, UBS Preferred Funding Company LLC I, UBS Preferred Funding Company LLC II, UBS Preferred Funding Company LLC IV, UBS Preferred Funding Company LLC V, UBS Preferred Funding Trust VI, UBS Preferred Funding Company LLC VI, USB Preferred Funding Trust VII, UBS Preferred Funding Company LLC VII, UBS Preferred Funding Trust VIII, UBS Preferred Funding Company LLC VIII, UBS Preferred Funding Trust IX and UBS Preferred Funding Company LLC IX hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by UBS AG pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to

Part II

this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Rule 3-19 of Regulation S-X if such financial statements and information are contained in periodic reports filed with or furnished to the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of the registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of such undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of such undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of such undersigned registrant or used or referred to by such undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about such undersigned registrant or its securities provided by or on behalf of such undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by such undersigned registrant to the purchaser.

Part II

(7) That, for purposes of determining any liability under the Securities Act of 1933, each filing of UBS AG’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS AG certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on January 13, 2009.

UBS AG

By:	/s/ James E. Odell Name: James E. Odell Title: General Counsel, The Americas

By:	/s/ Niall O’Toole Name: Niall O’Toole Title: Executive Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 13, 2009.

Name	Title

* Marcel Rohner	Group Chief Executive Officer (principal executive officer)

* John Cryan	Group Chief Financial Officer (principal financial officer and principal accounting officer)

* Peter Kurer	Chairman and Member of Board of Directors

* Sergio Marchionne	Independent Vice Chairman and Member of Board of Directors

Ernesto Bertarelli	Member of Board of Directors

* Sally Bott	Member of Board of Directors

* Rainer-Marc Frey	Member of Board of Directors

* Bruno Gehrig	Member of Board of Directors

Part II

Name	Title

Gabrielle Kaufmann-Kohler	Member of Board of Directors

* Dr. Helmut Panke	Member of Board of Directors

* William G. Parrett	Member of Board of Directors

* David Sidwell	Member of Board of Directors

* Peter R. Voser	Member of Board of Directors

* Joerg Wolle	Member of Board of Directors

*By: /s/ Niall O’Toole Niall O’Toole, as attorney-in-fact

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has duly caused this registration statement to be signed on its behalf by the undersigned, solely in his capacity as the duly authorized representative of UBS AG in the United States, in the City of New York, State of New York, on January 13, 2009.

UBS AG

By:	/s/ James E. Odell Name: James E. Odell Title: General Counsel, The Americas

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust I

By:	UBS Preferred Funding Company LLC I

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole Title: Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC I		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC I

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole Title: Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust II

By:	UBS Preferred Funding Company LLC II

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC II		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC II

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust IV certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust IV

By: UBS Preferred Funding Company LLC IV

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC IV		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC IV certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC IV

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole Title: Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust V certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust V

UBS Preferred Funding Company LLC V

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole Title: Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC V		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC V certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC V

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole Title: Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust VI certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust VI

By:	UBS Preferred Funding Company LLC VI

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole Title: Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC VI		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC VI certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC VI

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust VII certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust VII

By:	UBS Preferred Funding Company LLC VII

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC VII		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC VII certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC VII

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust VIII certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust VIII

By: UBS Preferred Funding Company LLC VIII

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC VIII		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC VIII certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC VIII

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust IX certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Trust IX

By:	UBS Preferred Funding Company LLC IX

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name		Title	Date

UBS Preferred Funding Company LLC IX		Grantor	January 13, 2009

By:	/s/ Michael Lucarello Name: Michael Lucarello
Title: Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole Name: Niall O’Toole
Title: Executive Director and Secretary

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC IX certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 13, 2009.

UBS Preferred Funding Company LLC IX

By:	/s/ Michael Lucarello
Name:     Michael Lucarello

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Niall O’Toole
Name:     Niall O’Toole

Title:	Executive Director and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Michael Lucarello Michael Lucarello	Chairman, President and Chief Executive Officer (principal executive officer)	January 13, 2009

/s/ Per Dyrvik Per Dyrvik	Managing Director and Treasurer (principal financial officer and principal accounting officer)	January 13, 2009

/s/ Mark Benaharon Mark Benaharon	Member of Board of Directors	January 13, 2009

Part II

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Americas Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on January 13, 2009.

UBS Americas Inc.

By:	/s/ Carolyn Wind
Name:     Carolyn Wind

Title:	Chairman, President and Chief Executive Officer

By:	/s/ Per Dyrvik
Name:     Per Dyrvik

Title:	Managing Director and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 13, 2009.

Name		Title

* Carolyn Wind		Chairman, President and Chief Executive Officer (principal executive officer)

* Per Dyrvik		Managing Director and Treasurer (principal financial officer)

* William Frey		Member of Board of Directors

* John Moore		Member of Board of Directors

* Marc Napolitano		Member of Board of Directors

* Todd Tuckner		Member of Board of Directors

*By:	/s/ Gordon S. Kiesling Gordon S. Kiesling, as attorney-in-fact

Index to Exhibits

Exhibit
Number	Description

1.1	Form of Distribution Agreement for debt securities and warrants (incorporated by reference to Exhibit 1.1 of UBS AG’s registration statement no. 333-132747)
1.2	Form of Underwriting Agreement for trust preferred securities (incorporated by reference to Exhibit 1.2 of UBS AG’s registration statement no. 333-132747)
3.1	Articles of Association for UBS AG (incorporated by reference to UBS AG’s report of foreign issuer on Form 6-K filed on December 3, 2008)
3.2	Organization Regulations of UBS AG (incorporated by reference to Exhibit 1.2 of UBS AG’s report of foreign issuer on Form 6-K filed on July 2, 2008)
3.3	Certificate of Trust of UBS Preferred Funding Trust I
3.4	Certificate of Trust of UBS Preferred Funding Trust II
3.5	Certificate of Trust of UBS Preferred Funding Trust IV (incorporated by reference to Exhibit 3.3 of UBS AG’s registration statement no. 333-64844)
3.6	Certificate of Trust of UBS Preferred Funding Trust V (incorporated by reference to Exhibit 3.3 of UBS AG’s registration statement no. 333-132747)
3.7	Certificate of Trust of UBS Preferred Funding Trust VI (incorporated by reference to Exhibit 3.4 of UBS AG’s registration statement no. 333-132747)
3.8	Certificate of Trust of UBS Preferred Funding Trust VII (incorporated by reference to Exhibit 3.5 of UBS AG’s registration statement no. 333-132747)
3.9	Certificate of Trust of UBS Preferred Funding Trust VIII (incorporated by reference to Exhibit 3.6 of UBS AG’s registration statement no. 333-132747)
3.10	Certificate of Trust of UBS Preferred Funding Trust IX (incorporated by reference to Exhibit 3.7 of UBS AG’s registration statement no. 333-132747)
3.11	Trust Agreement of UBS Preferred Funding Trust VI (incorporated by reference to Exhibit 3.9 of UBS AG’s registration statement no. 333-132747)
3.12	Trust Agreement of UBS Preferred Funding Trust VII (incorporated by reference to Exhibit 3.10 of UBS AG’s registration statement no. 333-132747)
3.13	Trust Agreement of UBS Preferred Funding Trust VIII (incorporated by reference to Exhibit 3.11 of UBS AG’s registration statement no. 333-132747)
3.14	Trust Agreement of UBS Preferred Funding Trust IX (incorporated by reference to Exhibit 3.12 of UBS AG’s registration statement no. 333-132747)
3.15	Certificate of Formation for UBS Preferred Funding Company LLC I
3.16	Certificate of Formation for UBS Preferred Funding Company LLC II
3.17	Certificate of Formation for UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 3.7 of UBS AG’s registration statement no. 333-64844)
3.18	Certificate of Formation for UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 3.13 of UBS AG’s registration statement no. 333-132747)
3.19	Certificate of Formation for UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 3.14 of UBS AG’s registration statement no. 333-132747)
3.20	Certificate of Formation for UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 3.15 of UBS AG’s registration statement no. 333-132747)
3.21	Certificate of Formation for UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 3.16 of UBS AG’s registration statement no. 333-132747)
3.22	Certificate of Formation for UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 3.17 of UBS AG’s registration statement no. 333-132747)
3.23	Limited Liability Company Agreement of UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 3.19 of UBS AG’s registration statement no. 333-132747)

Index to Exhibits

Exhibit
Number		Description

3.24		Limited Liability Company Agreement of UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 3.20 of UBS AG’s registration statement no. 333-132747)
3.25		Limited Liability Company Agreement of UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 3.21 of UBS AG’s registration statement no. 333-132747)
3.26		Limited Liability Company Agreement of UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 3.22 of UBS AG’s registration statement no. 333-132747)
3	.27a	Certificate of Incorporation of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.) (incorporated by reference to Exhibit 3.3a of UBS Americas Inc.’s registration statement no. 333-52832-03)
3	.28b	Certificate of Amendment of Certificate of Incorporation of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.) (incorporated by reference to Exhibit 3.3b of UBS Americas Inc.’s registration statement no. 333-52832-03)
3	.29c	Certificate of Merger of Paine Webber Group Inc. with and into UBS Americas Inc. (incorporated by reference to Exhibit 3.3c of UBS Americas Inc.’s registration statement no. 333-52832-03)
3	.29d	Certificate of Amendment of Certificate of Incorporation of UBS Americas Inc.
3	.29e	Certificate of Ownership and Merger of UBS Inc. with and into UBS Americas Inc.
3	.29f	Certificate of Ownership and Merger of UBS (USA) Inc. with and into UBS Americas Inc.
3.30		By-laws of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.) (incorporated by reference to Exhibit 3.4 of UBS Americas Inc.’s registration statement no. 333-52832-03)
4.1		Debt Indenture, dated as of November 21, 2000, between UBS AG and U.S. Bank Trust National Association, as debt trustee, including form of senior debt securities (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-132747)
4.2		First Supplemental Indenture, dated as of February 28, 2006, between U.S. Bank Trust National Association, as debt trustee (incorporated by reference to Exhibit 4.2 of UBS AG’s registration statement no. 333-132747)
4.3		Form of Warrant Agreement for debt warrants, including form of debt warrant (incorporated by reference to Exhibit 4.3 of UBS AG’s registration statement no. 333-132747)
4.4		Form of Warrant Agreement for universal warrants, including form of universal warrant (incorporated by reference to Exhibit 4.4 of UBS AG’s registration statement no. 333-132747)
4.5		Warrant Indenture, dated as of July 22, 2004, between UBS AG and U.S. Bank Trust National Association, as warrant trustee, including form of put warrant and form of call warrant (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-132747)
4.6		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust I (incorporated by reference to Exhibit 3.3 of UBS AG’s registration statement no. 333-46216)
4.7		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust II (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-62448)
4.8		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust IV (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-64844)
4.9		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust V (incorporated by reference to Exhibit 4.6 of UBS AG’s registration statement no. 333-132747)
4.10		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust VI (incorporated by reference to Exhibit 4.7 of UBS AG’s registration statement no. 333-132747)
4.11		Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust VII (incorporated by reference to Exhibit 4.8 of UBS AG’s registration statement no. 333-132747)

Index to Exhibits

Exhibit
Number	Description

4.12	Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust VIII (incorporated by reference to Exhibit 4.9 of UBS AG’s registration statement no. 333-132747)
4.13	Form of Amended and Restated Trust Agreement of UBS Preferred Funding Trust IX (incorporated by reference to Exhibit 4.10 of UBS AG’s registration statement no. 333-132747)
4.14	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC I (incorporated by reference to Exhibit 3.4 of UBS AG’s registration statement no. 333-46216)
4.15	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC II (incorporated by reference to Exhibit 4.3 of UBS AG’s registration statement no. 333-62448)
4.16	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 4.7 of UBS AG’s registration statement no. 333-64844)
4.17	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 4.11 of UBS AG’s registration statement no. 333-132747)
4.18	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 4.12 of UBS AG’s registration statement no. 333-132747)
4.19	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 4.13 of UBS AG’s registration statement no. 333-132747)
4.20	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 4.14 of UBS AG’s registration statement no. 333-132747)
4.21	Form of Amended and Restated Limited Liability Company Agreement of UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 4.15 of UBS AG’s registration statement no. 333-132747)
4.22	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC I (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-46216)
4.23	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC II (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-62448)
4.24	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 4.9 of UBS AG’s registration statement no. 333-64844)
4.25	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 4.16 of UBS AG’s registration statement no. 333-132747)
4.26	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 4.17 of UBS AG’s registration statement no. 333-132747)
4.27	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 4.18 of UBS AG’s registration statement no. 333-132747)
4.28	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 4.19 of UBS AG’s registration statement no. 333-132747)

Index to Exhibits

Exhibit
Number	Description

4.29	Form of UBS AG Subordinated Guarantee Agreement for UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 4.20 of UBS AG’s registration statement no. 333-132747)
4.30	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC I (incorporated by reference to Exhibit 4.2 of UBS AG’s registration statement no. 333-46216)
4.31	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC II (incorporated by reference to Exhibit 4.7 of UBS AG’s registration statement no. 333-62448)
4.32	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC IV (incorporated by reference to Exhibit 4.9 of UBS AG’s registration statement no. 333-64844)
4.33	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC V (incorporated by reference to Exhibit 4.21 of UBS AG’s registration statement no. 333-132747)
4.34	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC VI (incorporated by reference to Exhibit 4.22 of UBS AG’s registration statement no. 333-132747)
4.35	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC VII (incorporated by reference to Exhibit 4.23 of UBS AG’s registration statement no. 333-132747)
4.36	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC VIII (incorporated by reference to Exhibit 4.24 of UBS AG’s registration statement no. 333-132747)
4.37	Form of Subordinated Notes of UBS AG for UBS Preferred Funding Company LLC IX (incorporated by reference to Exhibit 4.25 of UBS AG’s registration statement no. 333-132747)
4.38	Indenture, dated as of March 15, 1988, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank))), as Trustee (incorporated by reference to Exhibit 4.1a of UBS AG’s registration statement no. 333-52832)
4.39	Supplemental indenture, dated as of September 22, 1989, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)), as Trustee (incorporated by reference to Exhibit 4.1b of UBS AG’s registration statement no. 333-52832)
4.40	Supplemental indenture, dated as of March 22, 1991, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)), as Trustee (incorporated by reference to Exhibit 4.1c of UBS AG’s registration statement no. 333-52832)
4.41	Supplemental indenture, dated as of November 3, 2000, between UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)), as Trustee (incorporated by reference to Exhibit 4.1d of UBS AG’s registration statement no. 333-52832)
4.42	Form of Supplemental Indenture, dated as of December 22, 2000, among UBS Americas Inc., UBS AG and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank (formerly known as Chemical Bank)) (incorporated by reference to Exhibit 4.1e of UBS AG’s registration statement no. 333-52832)
5.1	Opinion of Sullivan & Cromwell LLP as to the validity of the debt securities, the warrants and the UBS AG subordinated guarantees (New York law)
5.2	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities and the company preferred securities (Delaware law)

Index to Exhibits

Exhibit
Number	Description

5.3	Opinion of Homburger as to the validity of the debt securities, the warrants and the UBS AG subordinated guarantee and certain other matters (Swiss law)
8.1	Opinion of Sullivan & Cromwell LLP as to United States federal tax matters
8.2	Opinion of Homburger as to Swiss tax matters
12.1	Statement regarding ratio of earnings to fixed charges
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)
23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)
23.3	Consent of Homburger (included in Exhibit 5.3)
23.4	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)
23.5	Consent of Homburger (included in Exhibit 8.2)
23.6	Consent of Ernst & Young Ltd.
24.1	Power of Attorney for UBS AG
24.2	Power of Attorney for UBS Americas Inc.
25.1	Statement of Eligibility of Debt Trustee for UBS AG
25.2	Statement of Eligibility of Warrant Trustee for UBS AG
25.3	Statement of Eligibility of Trustee for UBS Preferred Funding Trust I
25.4	Statement of Eligibility of Trustee for UBS Preferred Funding Trust II
25.5	Statement of Eligibility of Trustee for UBS Preferred Funding Trust IV
25.6	Statement of Eligibility of Trustee for UBS Preferred Funding Trust V
25.7	Statement of Eligibility of Trustee for UBS Preferred Funding Trust VI
25.8	Statement of Eligibility of Trustee for UBS Preferred Funding Trust VII
25.9	Statement of Eligibility of Trustee for UBS Preferred Funding Trust VIII
25.10	Statement of Eligibility of Trustee for UBS Preferred Funding Trust IX
25.11	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC I
25.12	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC II
25.13	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC IV
25.14	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC V
25.15	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC VI
25.16	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC VII
25.17	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC VIII
25.18	Statement of Eligibility of Guarantee Trustee for UBS Preferred Funding Company LLC IX
25.19	Statement of Eligibility of Trustee for UBS Americas Inc.